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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08261

Madison Funds

(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711

(Address of principal executive offices)(Zip code)

Steve J. Fredricks

Chief Legal Officer & Chief Compliance Officer

550 Science Drive

Madison, WI  53711

(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Annual Report

October 31, 2021

Madison Conservative Allocation Fund
Madison Moderate Allocation Fund
Madison Aggressive Allocation Fund

Madison Tax-Free Virginia Fund
Madison Tax-Free National Fund

Madison High Quality Bond Fund
Madison Core Bond Fund

Madison Diversified Income Fund
Madison Covered Call & Equity Income Fund
Madison Dividend Income Fund
Madison Investors Fund
Madison Mid Cap Fund
Madison Small Cap Fund
Madison International Stock Fund

Madison Funds | October 31, 2021

Although each fund’s name begins with the word “Madison,” the word “Madison” may be omitted in this report for simplicity when referring to any particular fund, group of funds or list of funds.

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution.

For more complete information about Madison Funds, including charges and expenses, request a prospectus from your financial advisor or from Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the funds.

For more current performance information, please call 1-800-877-6089 or visit our website at www.madisonfunds.com. Current performance may be lower or higher than the performance data quoted within this report. Performance data shown represents past performance, past performance does not guarantee future results.

Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

1

Madison Funds | October 31, 2021

Management’s Discussion of Fund Performance (unaudited)

Period in Review

The trailing 12-month period has been an exceptionally rewarding experience for U.S. stock market investors. Propelled by the vaccine announcements of early November 2020, massive additional fiscal stimulus measures of early 2021, and excessively easy monetary policy, investors parlayed a monumental earnings recovery into a 43% return for the S&P 500® Index through October 31. The riskiest areas of the market led the way as evidenced by the 89% return for the S&P 500® High Beta Index and 51% showing from the small-cap Russell 2000® Index. International stocks also experienced sizeable gains but fell well short of domestic investments as the MSCI ACWI ex-US Index posted a 30% gain. Foreign markets were held back by the underperformance of emerging markets, most notably China which declined -9.0%. Whereas U.S. policy makers stomped both feet on the gas in terms of fiscal and monetary policy, China remained unwavering in addressing their debt excesses of the past cycle and kept two feet firmly on the policy brakes. Facing stiff headwinds from increasing interest rates and inflation expectations, bond markets were largely flat for the period with the Bloomberg U.S. Aggregate Bond Index falling -0.5%. Much like stocks, riskier securities experienced better returns with corporate bonds outperforming U.S. Treasuries.

Underneath the surface of the outsized market advance was a back-and-forth battle of leadership between economically sensitive reflation beneficiaries and the big growth stocks that have dominated for the past decade. Initially the U.S. equity market was led higher by the cyclical/reopening driven inertia generated from the late 2020 vaccine news and massive stimulus announcements. Value leaning sectors like energy and financials, as well as higher beta and smaller cap stocks vastly outperformed their growth and large cap counterparts. Interest rates and inflation expectations rose as investors priced in an explosive scenario for economic growth.

However, by mid-March the environment changed as value and small cap stocks began to underperform growth and large caps. Reversals in fortune weren’t limited to equities and the U.S. fixed-income market experienced one of the worst starts to a year in history. From December 31, 2020, to March 31, 2021, the interest rate on the U.S. 10-Year Treasury Note rose from 0.9% to 1.75%, resulting in a -3.4% return on the benchmark Bloomberg U.S. Aggregate Bond Index. Since March 31, the 10-year yield reverted below 1.2% in August before moving back near 1.6% by the end of the period, and the index returned a much more favorable 1.9%.

Inflation dominated the headlines throughout the period. The increases in interest rates and the vast outperformance of reflation beneficiaries in the stock market indicated that investors were preparing for a big uptick in the Consumer Price Index (CPI). The upturn arrived in mid-May with a reported 4.2% year-over-year rise in headline CPI. Big gains were to be expected given the very low CPI readings during the economic shutdowns and quarantines in the spring of 2020. However, moving into the end of the period inflation remained stubbornly high and rising at 5.4% year-over-year.

The evolution of inflation will be critical moving forward. Markets appear to be priced for a return to a lower inflationing environment over the coming year. Should inflation continue to run above expectations in 2022, the Federal Reserve could be forced to tighten policy more abruptly, which would likely lead to increased volatility and market disruption.

Since bottoming in late March 2020, the S&P 500® Index has increased by 111%, this performance in relation to a much lower, though very impressive, recovery in earnings has placed the index valuation near historical highs. Valuation is likely to act as a headwind on future equity returns. Overall, the U.S. economy remains in good shape, however we believe the rewards of unbridled risk-taking have likely peaked and that investors will be rewarded by being more discerning moving forward.

2

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2021

Allocation Funds Summary

The Madison Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds invest primarily in shares of registered investment companies (the “Underlying Funds”). The funds are diversified among a number of asset classes and their allocation among Underlying Funds are based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the funds’ investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.

•	Scenario analysis– historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the funds under different economic and market conditions.

•	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection. In addition, Madison has a flexible mandate which permits the funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

Madison Conservative Allocation Fund

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Conservative Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying Funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “Affiliated Underlying Funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2021[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	6.72%	7.55%	5.97%	5.46%	0.58%	5.46%	4.72%	4.84%
Class B Shares[3]	5.91%	6.75%	5.19%	4.83%	1.42%	5.72%	4.86%	4.83%
Class C Shares[4]	5.91%	6.75%	5.18%	4.67%	4.91%	6.75%	5.18%	4.67%
ICE Bank of America Merrill Lynch US Corp, Govt & Mortgage Index	-0.62%	5.71%	3.14%	3.05%	NA	NA	NA	NA
Conservative Allocation Fund Custom Index	12.33%	10.48%	7.80%	6.71%	NA	NA	NA	NA

Madison Conservative Allocation Fund (Class A at NAV) returned 6.72% for the one-year period, compared to its Conservative Allocation Custom benchmark’s 12.33%. The Fund’s peer group, Morningstar Allocation 15-30% Equity, returned 10.06%. The Fund provided a sizable absolute return over the past 12 months; however relative performance fell short of our peers and benchmark. The Fund’s relative underperformance was driven by four factors, excess cash at the start of the period, gold miner stocks, an overallocation to emerging Asia, and underperformance from the Fund’s two largest core U.S. equity holdings.

The Fund entered the period quite conservatively positioned. At the time, concerns were mounting over the decelerating U.S. economy, election uncertainty and the second wave of COVID-19. However, by mid-November news of two successful vaccines and talk of more fiscal stimulus flipped the script and had investors panic buying risky assets ahead of the prospective reopening of the economy, and the S&P 500® Index jumped over 15% by year-end. The Fund’s defensive excess cash holdings provided a significant performance drag during the explosive market rally.

Gold miner stocks were a high conviction position that turned out to be an outsized detractor. We favored gold miners not only for their attractive free cash-flow yields, but also based on our belief that the backdrop was very favorable for gold. Inflation was likely to increase with a Federal Reserve that was prepared to do nothing about it, real interest rates looked to remain very low. Gold has historically been a solid inflation hedge and negatively correlated with real rates. The thesis played out in terms of inflation and real rates, however gold and gold miners experienced negative returns.

We also believed emerging Asia looked poised to thrive as the global economy came back to life. Valuations were favorable and emerging markets generally thrive during an early economic expansion. However, the region continued to struggle with COVID-19 and the associated lockdowns. Bigger yet, China continued to remain steadfast in dealing with the excess debts built up over the past decade, refusing not only to stimulate their slowing economy, but by mid-year began stepping up regulatory efforts that further eroded the profitability of their larger industries. Our overallocation to the underperforming region was a headwind.

Within U.S. equities, material underperformance from the Fund’s two largest core holdings was a significant factor in the Fund’s performance lag. Both positions focus on high quality, durable companies, which were generally out of favor as the market gravitated toward both low quality cyclical stocks and already highly valued big growth stocks during the period.

On the positive side, the Fund was boosted by solid relative returns within the fixed income allocation where results were well ahead of our bond benchmark, the Bloomberg U.S. Aggregate Bond Index, led by an overweight to corporate bonds and outperformance by our core active holdings. Within equites, our other inflation hedge, commodities, provided a sizable positive contributor to performance and our long-standing overweight to technology stocks aided results. On the international equity side, our small-cap position and overweight allocation to the United Kingdom both provided boosts.

3

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2021

In terms of positioning changes, we eliminated our holdings in emerging Asia after it became clear that China was a detriment and our thesis had broken down. Cash holdings have been brought back to a more modest level, and we have increased our holdings in high quality U.S. growth stocks, which we believe to be best suited for the normalization of both the U.S. economy and monetary policy. Our holdings in gold miner stocks remain, and we believe these companies offer unique value in a generally expensive stock market. Recent results have better aligned with our expectations, and we believe the Fund is well positioned for the coming year.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Alternative Funds	2.2%
Bond Funds	63.3%
Foreign Stock Funds	8.2%
Short-Term Investments	10.7%
Stock Funds	22.8%
Net Other Assets and Liabilities	(7.2)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Madison Core Bond Fund Class I	22.9%
Baird Aggregate Bond Fund Institutional Shares	11.8%
iShares 3-7 Year Treasury Bond ETF	10.4%
Madison Investors Fund Class R6	8.0%
Janus Henderson Mortgage-Backed Securities ETF	6.4%
Vanguard Short-Term Corporate Bond ETF	6.1%
iShares 20+ Year Treasury Bond ETF	5.8%
Invesco S&P 500 Quality ETF	5.5%
Vanguard FTSE All-World ex-U.S. ETF	4.4%
Schwab U.S. Dividend Equity ETF	3.0%

Madison Moderate Allocation Fund

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2021[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	12.66%	9.31%	8.24%	7.56%	6.21%	7.17%	6.97%	6.92%
Class B Shares[3]	11.80%	8.45%	7.42%	6.91%	7.30%	7.45%	7.12%	6.91%
Class C Shares[4]	11.79%	8.47%	7.43%	6.75%	10.79%	8.47%	7.43%	6.75%
S&P 500 Index	42.91%	21.48%	18.93%	16.21%	NA	NA	NA	NA
Moderate Allocation Fund Custom Index	22.25%	13.78%	11.08%	9.28%	NA	NA	NA	NA

The Madison Moderate Allocation Fund (Class A at NAV) returned 12.66% for the one-year period, compared to its Moderate Allocation Custom benchmark’s 22.25%. The Fund’s peer group, Morningstar Allocation 50-70% Equity, returned 25.82%. The Fund provided a sizable absolute return over the past 12 months; however relative performance fell short of our peers and benchmark. The Fund’s relative underperformance was driven by four factors, excess cash at the start of the period, gold miner stocks, an overallocation to emerging Asia, and underperformance from the Fund’s two largest core U.S. equity holdings.

The Fund entered the period quite conservatively positioned. At the time, concerns were mounting over the decelerating U.S. economy, election uncertainty and the second wave of COVID-19. However, by mid-November news of two successful vaccines and talk of more fiscal stimulus flipped the script and had investors panic buying risky assets ahead of the prospective reopening of the economy, and the S&P 500® Index jumped over 15% by year-end. The Fund’s defensive excess cash holdings provided a significant performance drag during the explosive market rally.

Gold miner stocks were a high conviction position that turned out to be an outsized detractor. We favored gold miners not only for their attractive free cash-flow yields, but also based on our belief that the backdrop was very favorable for gold. Inflation was likely to increase with a Federal Reserve that was prepared to do nothing about it, real interest rates looked to remain very low. Gold has historically been a solid inflation hedge and negatively correlated with real rates. The thesis played out in terms of inflation and real rates, however gold and gold miners experienced negative returns.

We also believed emerging Asia looked poised to thrive as the global economy came back to life. Valuations were favorable and emerging markets generally thrive during an early economic expansion. However, the region continued to struggle with COVID-19 and the associated lockdowns. Bigger yet, China continued to remain steadfast in dealing with the excess debts built up over the past decade, refusing not only to stimulate their slowing economy, but by mid-year began stepping up regulatory efforts that further eroded the profitability of their larger industries. Our overallocation to the underperforming region was a headwind.

Within U.S. equities, material underperformance from the Fund’s two largest core holdings was a significant factor in the Fund’s performance lag. Both positions focus on high quality, durable companies, which were generally out of favor as the market gravitated toward both low quality cyclical stocks and already highly valued big growth stocks during the period.

On the positive side, the Fund was boosted by solid relative returns within the fixed income allocation where results were well ahead of our bond benchmark, the Bloomberg U.S. Aggregate Bond Index, led by an overweight to corporate bonds and outperformance by our core active holdings. Within equites, our other inflation hedge, commodities,

4

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2021

provided a sizable positive contributor to performance and our long-standing overweight to technology stocks aided results. On the international equity side, our small-cap position and overweight allocation to the United Kingdom both provided boosts.

In terms of positioning changes, we eliminated our holdings in emerging Asia after it became clear that China was a detriment and our thesis had broken down. Cash holdings have been brought back to a more modest level, and we have increased our holdings in high quality U.S. growth stocks, which we believe to be best suited for the normalization of both the U.S. economy and monetary policy. Our holdings in gold miner stocks remain, and we believe these companies offer unique value in a generally expensive stock market. Recent results have better aligned with our expectations, and we believe the Fund is well positioned for the coming year.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Alternative Funds	3.8%
Bond Funds	37.6%
Foreign Stock Funds	14.9%
Short-Term Investments	11.4%
Stock Funds	38.6%
Net Other Assets and Liabilities	(6.3)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Madison Investors Fund Class R6	12.7%
Madison Core Bond Fund Class I	12.7%
Invesco S&P 500 Quality ETF	8.7%
Vanguard FTSE All-World ex-U.S. ETF	6.5%
Baird Aggregate Bond Fund Institutional Shares	6.3%
iShares 3-7 Year Treasury Bond ETF	6.0%
Vanguard Information Technology ETF	4.7%
iShares 20+ Year Treasury Bond ETF	4.6%
Madison Dividend Income Fund Class I	4.5%
Vanguard Short-Term Corporate Bond ETF	4.4%

Madison Aggressive Allocation Fund

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 80% equity investments and 20% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2021[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	17.33%	10.47%	9.87%	9.08%	10.59%	8.32%	8.57%	8.43%
Class B Shares[3]	16.40%	9.66%	9.05%	8.43%	11.90%	8.68%	8.77%	8.43%
Class C Shares[4]	16.39%	9.65%	9.04%	8.26%	15.39%	9.65%	9.04%	8.26%
S&P 500 Index	42.91%	21.48%	18.93%	16.21%	NA	NA	NA	NA
Aggressive Allocation Fund Custom Index	30.68%	16.31%	13.65%	11.30%	NA	NA	NA	NA

The Madison Aggressive Allocation Fund (Class A at NAV) returned 17.33% for the one-year period, compared to its Aggressive Allocation Custom benchmark’s 30.68%. The Fund’s peer group, Morningstar Allocation: 70-85% Equity, returned 31.44%. The Fund provided a sizable absolute return over the past 12 months; however relative performance fell short of our peers and benchmark. The Fund’s relative underperformance was driven by four factors, excess cash at the start of the period, gold miner stocks, an overallocation to emerging Asia, and underperformance from the Fund’s two largest core U.S. equity holdings.

The Fund entered the period quite conservatively positioned. At the time, concerns were mounting over the decelerating U.S. economy, election uncertainty and the second wave of COVID-19. However, by mid- November news of two successful vaccines and talk of more fiscal stimulus flipped the script and had investors panic buying risky assets ahead of the prospective reopening of the economy, and the S&P 500® Index jumped over 15% by year-end. The Fund’s defensive excess cash holdings provided a significant performance drag during the explosive market rally.

Gold miner stocks were a high conviction position that turned out to be an outsized detractor. We favored gold miners not only for their attractive free cash-flow yields, but also based on our belief that the backdrop was very favorable for gold. Inflation was likely to increase with a Federal Reserve that was prepared to do nothing about it, real interest rates looked to remain very low. Gold has historically been a solid inflation hedge and negatively correlated with real rates. The thesis played out in terms of inflation and real rates, however gold and gold miners experienced negative returns.

We also believed emerging Asia looked poised to thrive as the global economy came back to life. Valuations were favorable and emerging markets generally thrive during an early economic expansion. However, the region continued to struggle with COVID-19 and the associated lockdowns. Bigger yet, China continued to remain steadfast in dealing with the excess debts built up over the past decade, refusing not only to stimulate their slowing economy, but by mid-year began stepping up regulatory efforts that further eroded the profitability of their larger industries. Our overallocation to the underperforming region was a headwind.

Within U.S. equities, material underperformance from the Fund’s two largest core holdings was a significant factor in the Fund’s performance lag. Both positions focus on high quality, durable companies, which were generally out of favor as the market gravitated toward both low quality cyclical stocks and already highly valued big growth stocks during the period.

5

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2021

On the positive side, the Fund was boosted by solid relative returns within the fixed income allocation where results were well ahead of our bond benchmark, the Bloomberg U.S. Aggregate Bond Index, led by an overweight to corporate bonds and outperformance by our core active holdings. Within equites, our other inflation hedge, commodities, provided a sizable positive contributor to performance and our long-standing overweight to technology stocks aided results. On the international equity side, our small-cap position and overweight allocation to the United Kingdom both provided boosts.

In terms of positioning changes, we eliminated our holdings in emerging Asia after it became clear that China was a detriment and our thesis had broken down. Cash holdings have been brought back to a more modest level, and we have increased our holdings in high quality U.S. growth stocks, which we believe to be best suited for the normalization of both the U.S. economy and monetary policy. Our holdings in gold miner stocks remain, and we believe these companies offer unique value in a generally expensive stock market. Recent results have better aligned with our expectations, and we believe the Fund is well positioned for the coming year.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Alternative Funds	4.9%
Bond Funds	18.0%
Foreign Stock Funds	21.2%
Short-Term Investments	16.8%
Stock Funds	50.6%
Net Other Assets and Liabilities	(11.5)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Madison Investors Fund Class R6	14.2%
Invesco S&P 500 Quality ETF	10.2%
Vanguard FTSE All-World ex-U.S. ETF	8.0%
Madison Core Bond Fund Class I	7.2%
Madison Dividend Income Fund Class I	7.0%
Vanguard Information Technology ETF	6.2%
iShares MSCI Eurozone ETF	4.9%
Invesco Optimum Yield Diversified Commodity Strategy	4.9%
Vanguard FTSE All World ex-U.S. Small-Cap ETF	4.7%
Schwab U.S. Dividend Equity ETF	4.6%

Madison Tax-Free Virginia Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free Virginia Fund seeks to achieve its investment objectives by investing at least 80% of its net assets in municipal bonds that are exempt from federal and state income tax for residents of Virginia. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2021[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	0.10%	3.66%	2.00%	2.51%
ICE Bank of America Merrill Lynch 1-22 Yr Municipal Securities Index	2.33%	4.77%	3.11%	3.51%

The Madison Tax-Free Virginia Fund (Class Y) returned 0.10% for the one-year period, underperforming the ICE Bank of America Merrill Lynch 1-22 Year Municipal Securities Index, which returned 2.33%. The Morningstar Municipal Single State Intermediate peer group returned 1.30% for the period.

The Fund’s relative performance is attributable to yield curve positioning, sector allocation and the overall credit profile of the individual holdings. Specific to maturity profile, the Fund’s underweight in the 15 to 22 year maturity range was detractive to performance as longer dated bonds experienced price appreciation as the yield curve shifted lower for much of the year. In addition, the Fund’s up in quality bias detracted from performance as lower rated bonds in the single A and BBB spectrum handily outperformed AAA and AA high grade securities. In particular, the Fund has a substantial weighting in Prerefunded and Escrowed to Maturity bonds (18%) which detracted from performance due to their ultra-safe but lower yielding characteristics. Finally, the state-specific nature of the Virginia Fund lends itself to higher quality bonds and lower yields versus a national benchmark.

The municipal bond market has outperformed most traditional fixed income markets during the 12-month period as investor demand was robust after the 2020 presidential and congressional elections. Municipal bonds are considered a safe haven for high-tax bracket individual investors and the incoming administration proposed higher tax rates for the wealthy to pay for infrastructure, social and climate initiatives. Although many proposals remain in flux, the overwhelming majority of investors believe tax rates will increase at some point and demand for tax-free municipal bonds reflected that belief.

In addition, another nearly $2 trillion stimulus bill passed in May provided much needed relief to municipalities struggling with the lingering effects of the COVID-19 pandemic. The funds will be used for schools, mass transportation, ports and general state and local funding. These federal dollars relieved many credit fears in the municipal market that persisted throughout 2020 and added yet another reason to invest in tax-free income.

6

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2021

The outlook for the municipal bond market is a mixed bag going into 2022. Although the reasons for continued robust demand remain in place (potentially higher taxes, lower net issuance and a natural fixed income diversifier), the general level and direction of interest rates could curtail additional flow of funds into the sector. Treasury rates have moved higher during the last couple of months as inflation concerns persist. In addition, the Federal Reserve has announced a curtailing of its Treasury and mortgage purchases and has indicated a possible increase in the Federal Funds rate sometime in the second half of next year. If rates move meaningfully higher, fixed income investors will be looking at negative returns and potentially moving some cash to alternative investments.

In general, we believe it is prudent to be conservatively positioned to guard against higher interest rates. We continue to position bonds in the intermediate tenor of the yield curve where the incremental yield pickup is the greatest before flattening out. We also like callable bonds as a yield enhancer while providing some protection from rising interest rates. We anticipate remaining up-in-quality from a credit perspective as lower rated bonds do not offer compensatory risk-return characteristics in our opinion.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Airport	3.0%
Development	3.3%
Education	9.2%
Facilities	7.0%
General	16.5%
General Obligation	24.3%
Medical	3.9%
Power	1.5%
Transportation	9.4%
Utilities	1.5%
Water	17.9%
Net Other Assets and Liabilities	2.5%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Northern Virginia Transportation Authority, 5.0%, 6/1/30	4.2%
County of Arlington VA, 5.0%, 8/15/30	3.5%
James City County Economic Development Authority, 5.0%, 6/15/30	3.0%
Metropolitan Washington Airports Authority Aviation Revenue, 5.0%, 10/1/43	3.0%
County of Henrico VA Water & Sewer Revenue, 4.0%, 5/1/32	2.8%
City of Norfolk VA, 5.0%, 8/1/47	2.8%
Hampton Roads Transportation Accountability Commission, 5.0%, 7/1/42	2.7%
Virginia Commonwealth Transportation Board, 5.0%, 3/15/25	2.7%
Commonwealth of Virginia, 5.0%, 6/1/23	2.6%
Virginia College Building Authority, 5.0%, 2/1/23	2.6%

Madison Tax-Free National Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free National Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal income taxes. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years. The primary difference between this Fund and the Madison Tax-Free Virginia Fund is that the Madison Tax-Free Virginia Fund will invest in bonds that are exempt from federal and state income tax for residents of Virginia, while this Fund will invest in bonds that are exempt from federal income tax.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2021[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	0.75%	4.06%	2.24%	2.89%
ICE Bank of America Merrill Lynch 1-22 Yr Municipal Securities Index	2.33%	4.77%	3.11%	3.51%

The Madison Tax-Free National Fund (Class Y) returned 0.75% for the one-year period, underperforming the ICE Bank of America Merrill Lynch 1-22 Year Municipal Securities Index, which returned 2.33%. The Morningstar Municipal National Intermediate peer group returned 2.92%.

The Fund’s relative performance is attributable to yield curve positioning, sector allocation and the overall credit profile of the individual holdings. Specific to maturity profile, the Fund’s underweight in the 15 to 22 year maturity range was detractive to performance as longer dated bonds experienced price appreciation as the yield curve shifted lower for much of the year. In addition, the Fund’s up in quality bias detracted from performance as lower rated bonds in the single A and BBB spectrum handily outperformed AAA and AA high grade securities. The Fund’s higher allocation to local general obligation bonds and a substantial underweight to California and New York bonds versus the benchmark also was detractive to performance.

The municipal bond market has outperformed most traditional fixed income markets during the 12-month period as investor demand was robust after the 2020 presidential and congressional elections. Municipal bonds are considered a safe haven for high-tax bracket individual investors and the incoming administration proposed higher tax rates for the wealthy to pay for infrastructure, social and climate initiatives. Although many proposals remain in flux, the overwhelming majority of investors believe tax rates will increase at some point and demand for tax-free municipal bonds reflected that belief.

In addition, another nearly $2 trillion stimulus bill passed in May provided much needed relief to municipalities struggling with the lingering effects of the COVID-19 pandemic. The funds will be used for schools, mass transportation, ports and general state and local funding. These federal dollars relieved many credit fears in the municipal market that persisted throughout 2020 and added yet another reason to invest in tax-free income.

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2021

The outlook for the municipal bond market is a mixed bag going into 2022. Although the reasons for continued robust demand remain in place (potentially higher taxes, lower net issuance and a natural fixed income diversifier), the general level and direction of interest rates could curtail additional flow of funds into the sector. Treasury rates have moved higher during the last couple of months as inflation concerns persist. In addition, the Federal Reserve has announced a curtailing of its Treasury and mortgage purchases and has indicated a possible increase in the Federal Funds rate sometime in the second half of next year. If rates move meaningfully higher, fixed income investors will be looking at negative returns and potentially moving some cash to alternative investments.

In general, we believe it is prudent to be conservatively positioned to guard against higher interest rates. We continue to position bonds in the intermediate tenor of the yield curve where the incremental yield pickup is the greatest before flattening out. We also like callable bonds as a yield enhancer while providing some protection from rising interest rates. We anticipate remaining up-in-quality from a credit perspective as lower rated bonds do not offer compensatory risk-return characteristics in our opinion.

STATE ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Alabama	6.4%
Arkansas	0.9%
California	0.7%
Colorado	3.5%
Florida	3.8%
Georgia	2.1%
Hawaii	2.3%
Idaho	2.5%
Illinois	6.9%
Indiana	5.4%
Kansas	3.7%
Kentucky	2.2%
Michigan	0.5%
Mississippi	2.6%
Missouri	2.1%
Montana	1.5%
New Jersey	5.7%
New Mexico	1.0%
New York	3.9%
North Carolina	4.0%
Ohio	2.5%
Oklahoma	4.2%
Pennsylvania	3.2%
South Carolina	1.1%
Tennessee	2.4%
Texas	10.0%
Utah	1.7%
Virginia	5.5%
Washington	1.0%
West Virginia	2.4%
Wisconsin	2.0%
Net Other Assets and Liabilities	2.3%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Mobile County AL, General Obligation, 5.0%, 2/1/39	3.5%
Cook County School District No. 111, General Obligation, 5.0%, 12/1/35	3.0%
City of Austin TX, General Obligation, 5.0%, 9/1/26	2.9%
Hampton Roads Sanitation District, 5.0%, 10/1/36	2.8%
Johnston County NC, General Obligation, 4.0%, 2/1/32	2.7%
Vanderburgh County Redevelopment District, Tax Allocation, 5.0%, 2/1/26	2.6%
City of Wichita KS, General Obligation, 5.0%, 12/1/24	2.6%
City of Fort Worth TX, General Obligation, 4.0%, 3/1/29	2.6%
Medical Center Educational Building Corp., 5.0%, 6/1/30	2.6%
Cleveland-Cuyahoga County Port Authority, 5.0%, 7/1/24	2.5%

Madison High Quality Bond Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison High Quality Bond Fund seeks to achieve its investment objective through diversified investments in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies, and money market instruments. In seeking to achieve the Fund’s goals, the Fund’s management will (1) shorten or lengthen the dollar weighted average maturity of the Fund based on its anticipation of the movement of interest rates (the dollar weighted average maturity is expected to be ten years or less), and (2) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund. Under normal market conditions, the Fund will invest at least 80% of its net assets in higher quality bond issues and, therefore, intends to maintain an overall portfolio quality rating of A by Standard & Poor’s and/or A2 by Moody’s.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2021[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	-1.21%	3.05%	1.65%	1.42%
Bloomberg U.S. Intermediate Govt/Credit A+ Bond Index	-1.22%	4.10%	2.26%	2.13%

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2021

The Madison High Quality Bond Fund (Class Y) returned -1.21% for the one-year period, slightly outperforming the benchmark Bloomberg U.S. Intermediate Government/ Credit A+ Bond Index, which returned -1.22%. The Fund underperformed the Morningstar Short-Term Bond category peer group’s return of 1.17% over the same period.

Conservative duration positioning was additive to returns to performance over the course of the period as interest rates moved sharply higher in response improving growth and a large-scale resumption in economic activity. Sector quality was additive to performance during the period as increased allocations to corporate credit contributed positively as credit risk premiums reacted favorably to economic growth. The portfolio’s conservative maturity positioning and high-quality holdings proved detractive to yield/income as the portfolio under yielded the benchmark. The shift in portfolio assets from 1-3 year Treasury to longer 7-10 year credit & agency holdings contributed to the positive impact of curve positioning during the period. Security selection contributed to portfolio returns over the period as risk premiums on high quality names tightened along with improved economic growth.

The Fund has recently adopted a more conservative view towards portfolio construction by allowing overall portfolio maturity to gradually decline while also taking a more selective view towards corporate securities. Recent market activity has increased our concern about the potential for rising rates and increased volatility in fixed income markets. As such we will continue to be selective regarding new purchases of corporate securities. We continue to view the 5-7 year maturities sector as relatively attractive given their position on a steeper yield curve providing meaningful yield relative to shorter issues. We anticipate continued curve steepening and will seek opportunities to move holdings out the curve as longer rates shift gradually higher. We feel that the opportunity to add 10-year maturities will come, but for now we will remain patient as we seek more attractive valuations to shift assets further out the curve.

The past 12 months has, once again, reinforced the need for diversification and rewarded those who have maintained exposure to high quality fixed income within their overall portfolio. We will continue to position the portfolio with a defensive duration posture and high-quality credit holdings as we navigate the coming months.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Communication Services	2.6%
Consumer Discretionary	5.8%
Consumer Staples	5.3%
Fannie Mae	9.5%
Financials	19.6%
Freddie Mac	7.3%
Health Care	1.1%
Industrials	1.1%
Information Technology	3.9%
Short-Term Investments	2.3%
U.S. Treasury Notes	41.8%
Utilities	0.4%
Net Other Assets and Liabilities	(0.7)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Freddie Mac, 0.375%, 4/20/23	3.0%
Fannie Mae, 2.125%, 4/24/26	2.8%
U.S. Treasury Notes, 1.625%, 5/15/26	2.8%
Freddie Mac, 0.375%, 7/21/25	2.7%
U.S. Treasury Notes, 1.500%, 8/15/26	2.7%
U.S. Treasury Notes, 2.375%, 8/15/24	2.7%
U.S. Treasury Notes, 2.250%, 11/15/24	2.7%
U.S. Treasury Notes, 2.125%, 5/15/25	2.7%
U.S. Treasury Notes, 2.500%, 8/15/23	2.7%
U.S. Treasury Notes, 1.750%, 5/15/23	2.6%

Madison Core Bond Fund

INVESTMENT STRATEGY HIGHLIGHTS

Under normal market conditions, the Madison Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85- 115% of the market benchmark duration. The Fund strives to add incremental return in the portfolio by making strategic decisions related to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2021[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since Inception 2/26/2021	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	0.21%	5.77%	3.13%	2.53%	-	-4.31%	4.16%	2.18%	2.06%
Class B Shares[3]	-0.53%	4.99%	2.34%	1.93%	-	-4.89%	3.92%	1.97%	1.93%
Class Y Shares[6]	0.73%	6.10%	3.42%	2.80%	-	-	-	-	-
Class I Shares[7]	-	-	-	-	0.88%	-	-	-	-
Bloomberg U.S. Aggregate Bond Index	-0.48%	5.63%	3.10%	3.00%	0.58%	NA	NA	NA	NA

The Madison Core Bond Fund (Class Y) returned 0.73% for the one-year period, beating the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, which had a -0.48% return. The Fund outperformed the Morningstar Intermediate Core Bond peer group, which returned -0.13% for the period.

The primary drivers of Fund performance versus the benchmark were an overweight to corporate bonds and a more conservative positioning within the mortgage-backed securities (MBS) sector. Performance was also positively impacted by the yield advantage over the benchmark which averaged 20 basis points (bps) during the last year.

The Fund primarily added corporate bonds through the new issue market which continued to be robust. New issue concessions were attractive in late-2020 and early 2021 but have generally become poor over the last six months. The Fund also added high yield bonds which have performed well and generally have lower duration versus investment grade rated corporate bonds.

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2021

When looking at the securitized sector, the Fund owns fewer fifteen and thirty-year agency MBS versus the benchmark. This underweight is due to tight spreads given the Federal Reserve’s quantitative easing program and higher demand from depository institutions. The Fund is overweight asset-backed securities given attractive spreads versus short investment grade corporate bonds and Treasuries.

Finally, Fund performance was hurt by owning longer Treasuries versus the benchmark over the trailing one-year period. Since October 2020, the two-, ten- and thirty-year Treasury yields increased 35, 68 and 27 basis points, respectively. The Fund’s Treasury duration was 8-10% longer than the benchmark during the last year. However, the Fund’s overall duration versus the benchmark was shorter, ranging between 92% to 96%, which was additive to performance.

Looking forward, the Fund will look to reduce exposure to corporate bonds given tight valuations and slightly worsening fundamentals. The Fund also will look to shift some of its corporate exposure into financials versus industrials given expected higher shareholder returns through mergers, dividend increases and share buybacks. Proceeds from corporate sells will be allocated into MBS and Treasuries until better valuations exist.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Asset Backed Securities	6.1%
Collateralized Mortgage Obligations	6.8%
Commercial Mortgage-Backed Securities	2.9%
Corporate Notes and Bonds	36.6%
Foreign Corporate Bonds	0.2%
Mortgage Backed Securities	10.5%
Short-Term Investments	5.6%
U.S. Government and Agency Obligations	31.3%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
U.S. Treasury Notes, 2.750%, 2/15/24	3.9%
U.S. Treasury Notes, 2.250%, 11/15/25	3.9%
U.S. Treasury Notes, 0.375%, 1/31/26	3.3%
U.S. Treasury Notes, 1.500%, 8/15/26	3.0%
U.S. Treasury Notes, 0.625%, 8/15/30	2.2%
U.S. Treasury Notes, 2.375%, 5/15/27	2.1%
U.S. Treasury Bonds, 2.250%, 5/15/41	2.1%
U.S. Treasury Notes, 2.625%, 2/15/29	1.4%
U.S. Treasury Bonds, 6.625%, 2/15/27	1.4%
U.S. Treasury Notes, 2.875%, 5/15/28	1.2%

Madison Diversified Income Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds; however, under normal market conditions, the Fund’s portfolio managers generally attempt to target a 40% bond and 60% stock investment allocation. Nevertheless, bonds may constitute up to 80% of the Fund’s assets, stocks will constitute up to 70% of the Fund’s assets, real estate securities will constitute up to 25% of the Fund’s assets, foreign stocks and bonds will constitute up to 25% of the Fund’s assets and money market instruments may constitute up to 25% of the Fund’s assets. Although the Fund is permitted in invest up to 80% of its assets in lower credit quality bonds, under normal circumstances, the Fund intends to limit the investment in lower credit quality bonds to less than 50% of the Fund’s assets.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2021[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception
Class A Shares[2]	21.74%	11.85%	10.30%	8.85%	-	14.72%	9.68%	9.00%	8.21%	-
Class B Shares[3]	20.83%	11.03%	9.47%	8.20%	-	16.33%	10.07%	9.19%	8.20%	-
Class C Shares[4]	20.82%	11.07%	9.49%	-	7.83%	19.82%	11.07%	9.49%	-	7.83%
ICE Bank of America Merrill Lynch US Corp, Govt & Mortgage Index	-0.62%	5.71%	3.14%	3.05%	2.76%	NA	NA	NA	NA	NA
S&P 500® Index	42.91%	21.48%	18.93%	16.21%	16.22%	NA	NA	NA	NA	NA
Custom Blended Index (50% Fixed 50% Equity)	19.54%	13.84%	11.11%	9.70%	9.55%	NA	NA	NA	NA	NA

The Madison Diversified Income Fund (Class A at NAV) returned 21.74% for the one-year period, outperforming its blended benchmark index (50% Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index and 50% S&P 500® Index) which returned 19.54%. The Fund underperformed its Morningstar Moderate Allocation category peer group, which advanced 25.82% over the last year.

The equity portion of the Fund returned 34.74% for the twelve-month period ending October 31, 2021, which compared to the S&P 500® Index return of 42.91%. Relative to the index, sector allocation and stock selection were detractive. For sector allocation, underweight positions in Energy and Technology adversely impacted performance. Within Technology, there were several large companies that don’t pay a dividend and are therefore outside of the Fund’s investable universe. In terms of stock selection, there were positive results in Materials and Technology, which was more than offset by weakness in Health Care, Financials, Communication Services and Consumer Discretionary. Within Materials, steel producer Nucor (NUE) was the most additive stock in the portfolio. In Financials, asset manager BlackRock (BLK), asset custodian Northern Trust and global bank J.P. Morgan (JPM) each contributed nicely to results. Another notable outperforming stock was mining equipment manufacturer Caterpillar (CAT). On the negative side, in Communication Services, wireless phone carrier Verizon Communications (VZ) was the most detractive stock in the portfolio. Within Health Care, pharmaceutical

10

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2021

manufacturer Bristol-Myers Squibb (BMY) trailed the index. In Utilities, integrated energy company Dominion Energy (D) negatively impacted results. Other notable underperforming stocks were global fast food restaurant McDonald’s (MCD) in Consumer Discretionary and global snack manufacturer Nestle (NSRGY) in Consumer Staples. The Fund sold NSRGY during the period and continues to hold all other stocks mentioned.

The fixed portion of the Fund outperformed by 106 basis points, returning 0.59% versus the Bloomberg U.S. Aggregate Index’s return of -0.47%. The largest contributor to returns over the period was the Funds increased allocation to credit holdings as risk premiums responded favorably to policy initiatives following the COVID-19 shut down. Additionally, the portfolio’s yield advantage over the benchmark contributed positively to returns throughout the period.

We have recently adopted a more conservative view towards portfolio construction by allowing overall portfolio maturity to gradually decline while also taking a more selective view towards corporate credit. Recent market activity has increased our concern about the potential for rising rates and increased volatility in fixed income markets. The Fund has been gradually reducing and recycling credit risk while also diversifying holdings of securitized assets. The Fund continues to have a slightly more conservative duration position versus the index but maintains a yield advantage over the benchmark. We feel that the opportunity to add longer maturity issues will come, but for now we will remain patient as we seek more attractive valuations to shift assets further out the curve.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Asset Backed Securities	1.2%
Collateralized Mortgage Obligations	1.5%
Commercial Mortgage-Backed Securities	1.1%
Common Stocks	68.5%
Corporate Notes and Bonds	12.3%
Long Term Municipal Bonds	0.4%
Mortgage Backed Securities	3.8%
Short-Term Investments	2.1%
U.S. Government and Agency Obligations	9.1%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Home Depot, Inc.	2.8%
BlackRock, Inc.	2.5%
Cisco Systems, Inc.	2.4%
Comcast Corp.	2.4%
McDonald’s Corp.	2.3%
Johnson & Johnson	2.3%
Bristol-Myers Squibb Co.	2.3%
Northern Trust Corp.	2.3%
Travelers Cos., Inc.	2.3%
Nucor Corp.	2.2%

Madison Covered Call & Equity Income Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Covered Call & Equity Income Fund invests, under normal market conditions, primarily in common stocks of large- and mid-capitalization companies that are, in the view of the Fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. The portfolio managers will allocate the Fund’s assets among stocks in sectors of the economy based upon their views on forward earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors.

The Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The extent of option writing activity will depend upon market conditions and the portfolio managers’ ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the Fund by providing downside protection.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2021[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception
Class A Shares[2]	31.18%	12.54%	9.44%	8.06%	-	23.58%	10.34%	8.15%	7.42%	-
Class C Shares[4]	30.17%	11.69%	8.61%	-	7.31%	29.17%	11.69%	8.61%	-	7.31%
Class Y Shares[6]	31.54%	12.78%	9.69%	8.31%	-	-	-	-	-	-
Class R6 Shares[7]	31.69%	12.96%	9.86%	-	8.53%	-	-	-	-	-
S&P 500® Index	42.91%	21.48%	18.93%	16.21%	16.22%	NA	NA	NA	NA	NA
CBOE S&P 500 BuyWrite® IndexSM	31.54%	7.75%	7.88%	7.89%	7.24%	NA	NA	NA	NA	NA

Madison Covered Call & Equity Fund (Class Y) returned 31.54% for the one-year period, compared to the 42.91% return for the S&P 500® Index and 31.54% for its benchmark CBOE S&P 500 BuyWrite Index. The Fund’s peer group, the Morningstar Derivative Income, returned 26.64%.

Over the past 12 months, equity markets have steadily moved higher on a combination of economic reopening optimism and a continuing stream of global central bank liquidity which has had very few places to flow other than into equities. The Fund had kept pace with the S&P 500® Index for the first eight months of the period as it was positioned to benefit from a cyclical market recovery which, in fact, occurred. As the period came to a close, however, the market sustained its upward momentum but with more growth oriented, large cap stocks retaking the leadership role. In this environment, the Fund gave up relative performance. Despite lagging late in the period, the Fund’s overall return was quite good. Covered call writing is, unquestionably, a conservative strategy and not expected to keep up in a bull market environment. We continue to maintain that the greater risk to the market is to the downside and we will execute the strategy in order to generate income and downside protection rather than increasing market exposure and risk.

11

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2021

As noted above, during the first portion of the period, cyclical sectors such as Energy, Financials and Industrials led the market’s resurgence. In the very early part of the period, industrial commodity exposed sectors also were very strong performers as global demand ramped up with the expectation of strong post-COVID economic growth although this area stalled as concerns grew over the inflationary impact of the price strength of certain commodities. The Fund entered the period with meaningful exposure in the Energy, Financial and Materials sectors and benefitted from their market leadership. The materials exposure was reduced as inflationary concerns grew. The Fund also remained underexposed to large cap growth holdings which are typically found in the Technology or Communication Services sectors. As these sectors lagged cyclicals, the Fund was able to keep up in a strong market given its structural positioning. This advantage reversed later in the period as momentum shifted to the large cap growth areas of the market. The Fund, which has also been defensively positioned via call writing and cash holdings, became even more defensively skewed as the market unrelentingly move higher. This was also a factor in the Fund lagging the market later in the period. From an attribution perspective relative to the S&P 500® Index, stock selection and sector allocation during the period were both very positive while exposure to cash and the call option overlay were detractive to relative performance. From an income generation perspective the Fund has continued to generate a very attractive yield which has fallen within our expected range.

Given the defensive nature of covered call writing as a strategy, and our conservative approach to actively managing the strategy, protecting downside risk and generating income in a low yield environment continues to offer a reasonable attraction to investors. We believe that the market has already discounted much of the positive scenario and has shown indifference to any negative scenarios. Fiscal and monetary accommodation, which has been a key support for markets, is in the later innings of influence. Federal Reserve tapering is coming soon, and we are just about done with the multi-trillion dollar fiscal aid packages coming out of D.C. If liquidity has been the primary fuel of this long bull market, we fear that with less fuel, the bull will stall. Earnings fundamentals have been a beneficiary of the market liquidity, but profit margins are set to be challenged on a number of fronts. The market prices itself on expectations. If expectations step lower, the market will reprice itself lower as well. Right now, we think expectations are too rosy and, as such, we continue to believe that a defensive posture is the right course of action.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 10/31/21
Communication Services	8.3%
Consumer Discretionary	6.9%
Consumer Staples	5.6%
Energy	12.3%
Exchange Traded Funds	1.6%
Financials	1.4%
Health Care	13.5%
Industrials	3.2%
Information Technology	8.2%
Materials	3.8%
Short-Term Investments	31.7%
Utilities	3.5%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Range Resources Corp.	5.2%
CVS Health Corp.	4.7%
Fiserv, Inc.	3.8%
Comcast Corp.	3.5%
Baxter International, Inc.	3.3%
PayPal Holdings, Inc.	3.2%
T-Mobile U.S., Inc.	3.0%
Las Vegas Sands Corp.	3.0%
TJX Cos., Inc.	2.8%
Gilead Sciences, Inc.	2.8%

Madison Dividend Income Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Dividend Income Fund invests in equity securities of companies with a market capitalization of over $1 billion and a history of paying dividends, with the ability to increase dividends over time. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in dividend paying equity securities. The Fund typically owns 30-60 securities which generally have a dividend yield of at least the S&P 500 Index’s average yield, a strong balance sheet, a dividend that has been maintained and likely to increase and trades at a high relative dividend yield due to issues viewed by the adviser as temporary, among other characteristics.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2021[1]
	% Return Without Sales Charge						% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 5/29/20 Inception	Since 8/31/20 Inception	1 Year	3 Years	5 Years	10 Years	Since 5/29/20 Inception
Class A Shares[2]	32.52%	-	-	-	25.81%	-	24.91%	-	-	-	20.66%
Class Y Shares[6]	32.81%	14.77%	14.61%	12.88%	-	-	-	-	-	-	-
Class I Shares[7]	32.95%	-	-	-	-	23.71%	-	-	-	-	-
S&P 500® Index	42.91%	21.48%	18.93%	16.21%	35.97%	28.37%	NA	NA	NA	NA	NA
Russell 1000® Value Index	43.76%	13.90%	12.39%	12.85%	32.39%	32.11%	NA	NA	NA	NA	NA
Lipper Equity Income Funds Index	38.10%	14.26%	12.98%	12.20%	28.57%	26.94%	NA	NA	NA	NA	NA

The Madison Dividend Income Fund (Class Y) returned 32.81% for the one-year period, which underperformed the S&P 500® Index return of 42.91% and underperformed its Morningstar peer group, U.S. Large Value, which returned 43.38%.

Relative to the index, sector allocation and stock selection were detractive to the Fund’s performance during the period. For sector allocation, underweight positions in Energy and Technology adversely impacted performance. Within Technology, there were several large companies that don’t pay a dividend and are therefore outside of the Fund’s investable universe. In terms of stock selection, there were positive results in Materials and Technology, which was more than offset by weakness in Health Care, Financials, Communication Services and Consumer Discretionary. Within Materials, steel producer Nucor (NUE) was the most additive stock in the portfolio. In Financials, asset manager BlackRock (BLK), asset custodian Northern Trust and global bank J.P. Morgan (JPM) each contributed nicely to results. Another notable outperforming stock was mining equipment manufacturer Caterpillar (CAT). On the negative side, in Communication Services, wireless phone carrier Verizon Communications (VZ) was the most

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2021

detractive stock in the portfolio. Within Health Care, pharmaceutical manufacturer Bristol-Myers Squibb (BMY) trailed the index. In Utilities, integrated energy company Dominion Energy (D) negatively impacted results. Other notable underperforming stocks were global fast food restaurant McDonald’s (MCD) in Consumer Discretionary and global snack manufacturer Nestle (NSRGY) in Consumer Staples. The Fund sold NSRGY during the period and continues to hold all other stocks mentioned.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Communication Services	6.2%
Consumer Discretionary	9.0%
Consumer Staples	10.2%
Energy	4.5%
Financials	19.0%
Health Care	16.3%
Industrials	9.9%
Information Technology	14.0%
Materials	4.9%
Real Estate	2.2%
Utilities	2.3%
Short-Term Investments	1.4%
Net Other Assets and Liabilities	0.1%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Home Depot, Inc.	4.0%
BlackRock, Inc.	3.7%
Cisco Systems, Inc.	3.5%
Comcast Corp.	3.4%
McDonald’s Corp.	3.4%
Travelers Cos., Inc.	3.3%
Northern Trust Corp.	3.3%
Bristol-Myers Squibb Co.	3.3%
Johnson & Johnson	3.3%
Nucor Corp.	3.2%

Madison Investors Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Investors Fund invests primarily in the common stocks of established, high-quality growth companies selected via bottom-up fundamental analysis. The Fund typically owns 25-40 securities which have demonstrated stable revenue and earnings growth patterns, have high profitability metrics, and have maintained proportionately low levels of debt. A rigorous analytical process is followed when evaluating companies. The business model, the management team and the valuation of each potential investment are considered. Management strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. Management corroborates this valuation work with additional valuation methodologies. The Fund typically sells a stock when the valuation target the portfolio managers have set for the stock has been exceeded, the fundamental business prospects for the company have materially changed, or the portfolio managers find a more attractive alternative.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2021[1]
	% Return Without Sales Charge						% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 9/23/13 Inception	Since 8/31/20 Inception	1 Year	3 Years	5 Years	10 Years	Since 9/23/13 Inception
Class A Shares[2]	32.37%	18.33%	17.06%	-	13.85%	-	24.77%	16.01%	15.69%	-	13.02%
Class Y Shares[6]	32.72%	18.64%	17.37%	14.96%	-	-	-	-	-	-	-
Class I Shares[7]	32.87%	-	-	-	-	24.51%	-	-	-	-	-
Class R6 Shares[7]	32.96%	18.85%	17.57%	-	14.35%	-	-	-	-	-	-
S&P 500® Index	42.91%	21.48%	18.93%	16.21%	15.31%	28.37%	NA	NA	NA	NA	NA

The Madison Investors Fund (Class Y) returned 32.72% for the one-year period, while the S&P 500® Index returned 42.91% for the same period. The Fund underperformed the Morningstar U.S. Large Blend peer group return of 40.38% for the year. We believe the sentiment in financial markets for the period is best characterized as “risk-seeking.” The Fund’s returns have historically trailed those of broader market indices during periods when the prevailing sentiment is risk-seeking.

Portfolio turnover was 17% over the period, and the Fund managers endeavored to improve the risk-reward proposition of the portfolio over the period. The portfolio managers added four new companies to the portfolio during the period from the following industries: internet & direct marketing retail, multi-line insurance, IT services, and machinery. These new holdings are expected to contribute positively to future returns, driven by fundamental factors related to business model and management quality. Furthermore, the new companies were purchased at prices the fund managers believe should allow for good appreciation over time. For example, the Fund’s new machinery stock is expected to benefit from a recovery in global OEM automotive production, increased commercial truck production, increasing oilfield rig counts, a recovery in commercial aerospace activity, increased capital spending on semiconductor fabrication facilities, and a pick-up in general industrial production as supply chain disruptions improve for the global economy.

Four companies were sold from the portfolio because they were deemed to have unfavorable prospective risk-reward profiles. In particular, the Fund’s specialized REIT holding was sold when its stock price exceeded the Fund managers’ expected value for the business. An IT service stock was sold as employee turnover escalated at the business, and an interactive media & services company was sold due to a sharp change in its capital allocation priorities that increased the uncertainty of returns on those capital plans. We believe the turnover has been productive because it related to improving the risk-reward proposition of the Fund.

For the year, the Fund underperformed compared to the S&P 500® Index’s return. The portfolio is positioned in growing, resilient, well-managed, highly profitable and conservatively capitalized businesses, with their stocks trading a good valuations. We perceive that the prevailing financial market sentiment over the past year favored groups of businesses with different characteristics, including new-entrant business models with narratives around their disruptive potential. Also, stocks of businesses perceived as enabling digital commerce have also experienced spectacular appreciation over the recent past, including the past year. The Fund’s underweight to these

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2021

groups of stocks has been a relative performance headwind. The portfolio managers are optimistic that the expectations embedded in current stock prices provide a good opportunity for future relative outperformance for the Fund.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Communication Services	10.0%
Consumer Discretionary	13.0%
Financials	21.8%
Health Care	13.3%
Industrials	13.2%
Information Technology	18.5%
Materials	5.2%
Short-Term Investments	4.9%
Net Other Assets and Liabilities	0.1%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Alphabet Inc.	5.6%
Lowe’s Cos., Inc.	4.8%
Liberty Broadband Corp.	4.4%
PACCAR, Inc.	4.3%
Brookfield Asset Management, Inc.	4.2%
Becton Dickinson and Co.	4.2%
Jacobs Engineering Group, Inc.	3.9%
Fiserv, Inc.	3.8%
Progressive Corp.	3.8%
US Bancorp	3.7%

Madison Mid Cap Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Mid Cap Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in such midcap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuation. The Fund generally holds 25-40 individual securities in its portfolio at any given time. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2021[1]
	% Return Without Sales Charge							% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 2/29/12 Inception	Since 4/19/13 Inception	Since 8/31/20 Inception	1 Year	3 Years	5 Years	10 Years	Since 4/19/13 Inception
Class A Shares[2]	38.24%	17.71%	15.67%	-	-	12.90%	-	30.24%	15.39%	14.31%	-	12.13%
Class B Shares[3]	37.24%	16.87%	14.79%	-	-	12.11%	-	32.74%	16.01%	14.56%	-	12.11%
Class Y Shares[6]	38.89%	18.21%	16.14%	14.00%	-	-	-	-	-	-	-	-
Class I Shares[7]	39.01%	-	-	-	-	-	29.38%	-	-	-	-	-
Class R6 Shares[7]	39.20%	18.47%	16.39%	-	13.73%	-	-	-	-	-	-	-
Russell Midcap® Index	45.40%	19.85%	16.47%	14.78%	14.22%	14.05%	36.26%	NA	NA	NA	NA	NA

Madison Mid Cap Fund (Class Y) returned 38.89% for the one-year period, underperforming both its index and peer group. The Russell Midcap® Index returned 45.40% and the Morningstar Mid-Cap Blend peer group returned 45.09%.

The primary detractors were our stocks in the Financials and Communication Services sectors not keeping pace with sector peers as well as not owning any stocks in the two best performing sectors – Energy and Real Estate. Our overweight in Financials, the third best performing sector, did not help because our insurance stocks did not keep pace with other financial-related companies for most of the period. It is encouraging that our insurance holdings were a significant contributor to our outperformance during the last month of the period. True to our bottom-up approach, our strongest contributors to performance came from some of our largest and highest conviction holdings, spread across the Health Care, Information Technology, and Industrials sectors.

Portfolio turnover was 21%, which is within our expected annual range of 20% to 30%. During the year, we established seven new positions and exited six positions.

Two notable new positions were Cannae Holdings and PACCAR. While both check the box for two of our three investment pillars – good business model and attractive valuation – they are excellent examples of the third pillar: a high-quality management team.

Cannae Holdings is an investment holding company chaired by Bill Foley, an investor-executive with one of the most impressive long-term entrepreneurial track records in corporate America. The majority of Cannae’s value is in publicly-traded companies, which means its net asset value (“NAV”) can be reliably estimated. We purchased Cannae stock at an approximately 30% discount to its NAV.

PACCAR is the second largest manufacturer of heavy-duty trucks in the United States. PACCAR has best-in-class margins to go along with its superb +20% returns on capital. Despite operating in a notoriously cyclical industry, the company has been profitable for 82 consecutive years, and has paid a dividend every year for 50 years. PACCAR was ably led by a member of the founding Pigott family for many decades until two years ago, when a non-family member was chosen as CEO for the first time. The family remains heavily involved with a large ownership stake and Mark Pigott is remaining in the chairman role that he’s held for a quarter century.

Two notable exits were Fastenal and HD Supply. Fastenal is one of the largest industrial supply distributors in the country. We purchased our stake in 2014, and we near-tripled that original investment through capital appreciation and dividends, handily outpacing our index. In December 2020, we received cash for our shares of HD Supply, which had agreed to be acquired by Home Depot. We initially invested in the summer of 2019, so it was a short but successful investment. We would have been happy to hold on for a longer ride. But we’re not going to complain about a bird in hand.

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2021

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Communication Services	5.7%
Consumer Discretionary	12.5%
Consumer Staples	1.0%
Financials	30.6%
Health Care	4.2%
Industrials	21.9%
Information Technology	20.9%
Short-Term Investments	3.7%
Net Other Assets and Liabilities	(0.5)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Liberty Broadband Corp.	5.7%
Arch Capital Group Ltd.	5.6%
Gartner, Inc.	5.6%
Dollar Tree, Inc.	4.7%
Markel Corp.	4.6%
Carlisle Cos., Inc.	4.6%
Brown & Brown, Inc.	4.3%
Laboratory Corp. of America Holdings	4.2%
Arista Networks, Inc.	4.1%
Copart, Inc.	4.0%

Madison Small Cap Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Small Cap Fund invests primarily in a diversified mix of common stocks of small-cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. Under normal market conditions, the Fund will maintain at least 80% of its net assets in small-cap securities.

Madison focuses on core growth strategies through bottom-up fundamental research analysis to identify stocks of businesses that are selling at what it believes are substantial discounts to prices that accurately reflect their future earnings prospects. Madison conducts extensive research on each prospective investment using a five pillar analysis process to evaluate companies as potential investments for the portfolio. Investments that meet most of the criteria are added to a list of similar companies to be monitored by Madison. Companies meeting all five pillars may be added to the portfolio. The five pillars of the analysis are: (1) strong business traits, (2) defendable market niche, (3) attractive growth potential, (4) capable management, and (5) discount to private market value. In reviewing companies, Madison applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed. As a result of employing the five pillar analysis, the Fund may hold cash opportunistically, particularly during periods of market uncertainty when investments meeting all five pillars may be difficult to identify.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2021[1]
	% Return Without Sales Charge						% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 8/31/19 Inception	Since 2/26/2021 Inception	1 Year	3 Years	5 Years	10 Years	Since 8/31/19 Inception
Class A Shares[2]	50.17%	-	-	-	25.49%	-	41.58%	-	-	-	22.12%
Class Y Shares[6]	50.50%	17.23%	14.32%	12.29%	-	-	-	-	-	-	-
Class I Shares[7]	-	-	-	-	-	8.95%	-	-	-	-	-
Russell 2000® Index	50.80%	16.47%	15.52%	13.50%	57.78%	5.03%	NA	NA	NA	NA	NA
Russell 2500™ Index	49.43%	18.43%	16.31%	14.25%	58.27%	9.42%	NA	NA	NA	NA	NA

Madison Small Cap Fund (Class Y) returned 50.50% for the one-year period, which slightly underperformed its benchmark, the Russell 2000® Index return of 50.80%. The Fund’s peer group, Morningstar U.S. Small Blend, returned 53.46%.

The equity markets enjoyed a strong year and the Fund’s fiscal year-end will be remembered as a period of optimism and hope for the end of the pandemic. Vaccine clinical data was encouraging, lockdowns were lifted and companies began ramping up production to meet up with demand. Economically cyclical companies were strong performers in the year, as investors repositioned portfolios into recovery and away from “stay-at-home” companies.

However, the incredibly easy monetary policy and rapid reopening did have an unforeseen effect on the global economy. Supply chains stretched and broke under the strain of demand. Companies struggled to maintain adequate inventories. Workers were less enthused about returning to full time on-premises work. Projects, both construction and otherwise, experienced delays and cost overruns. In short, we had too much demand and too little supply of everything. Prices rose and the fears of hyperinflation overshadowed the otherwise rosy economic backdrop. The market shifted federal tapering expectations to early 2022 from 2023. This inflation debate combined with the rise in the Delta variant was the key macroeconomic factor for markets in 2021.

The economic forces at play certainly brought volatility back into the equity markets. The market is uncertain, there was a tug of war between economically sensitive, cyclical companies and growth companies. Our strategy was to balance the portfolio with a mix of quality more cyclical investments and quality growth companies whose valuations were palatable.

Looking forward, it seems the pandemic is far from over. However, the general population, businesses, supply chains and policy makers are adapting, and we believe the probability that economic adversity from future variants is low. The broader debate about inflation and monetary policy will continue to drive volatility in the markets. We think this is an excellent backdrop to find strong enduring companies with attractive growth potential. Our long-term investors know that quality and durability are primary traits in the companies we own. Which allows those companies to have pricing power that can overcome the cost pressures of the tight global supply chain.

If inflation is persistent, rather than transitory, investors generally prefer asset classes with return profiles strong enough to beat inflation. Small-cap companies have historically performed well versus other asset classes during inflationary periods. Additionally, the rise of Special Purpose Acquisition Companies (SPACs) has created many public companies with limited brokerage coverage in our universe. We believe these inefficiencies can be exploited by our time-tested investment process. There is a lot of excess in the

15

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2021

market, but that is to be expected at this point in the market cycle. Especially given the immense monetary stimulus that the markets experienced. Furthermore, the excess in the broader averages is driven by a small percentage of stocks. While the averages have advanced to record highs, most stocks have not and a significant subset have had severe sell offs. Our private market value process is designed to sift this river of opportunity for overlooked small cap companies we believe are durable and strategic assets.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Communication Services	6.1%
Consumer Discretionary	4.0%
Consumer Staples	9.3%
Financials	11.0%
Health Care	10.8%
Industrials	22.7%
Information Technology	20.6%
Materials	8.5%
Short-Term Investments	7.9%
Net Other Assets and Liabilities	(0.9)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Hain Celestial Group, Inc.	3.9%
WillScot Mobile Mini Holdings Corp.	3.2%
Entegris, Inc.	2.9%
Huntsman Corp.	2.6%
PacWest Bancorp	2.6%
Box, Inc.	2.3%
Encompass Health Corp.	2.3%
CommVault Systems, Inc.	2.3%
LiveRamp Holdings, Inc.	2.2%
Simply Good Foods Co.	2.2%

Madison International Stock Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The Fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which they believe have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when the portfolio managers believe that income bearing securities have greater capital appreciation potential than equity securities. The Fund usually holds securities of issuers located in at least three countries other than the U.S. and generally holds 50-70 individual securities in its portfolio at any given time.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2021[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	20.48%	7.25%	6.22%	5.64%	13.56%	5.15%	4.98%	5.02%
Class B Shares[3]	19.62%	6.46%	5.43%	5.00%	15.12%	5.42%	5.10%	5.00%
Class Y Shares[6]	20.83%	7.52%	6.50%	5.92%	-	-	-	-
MSCI ACWI Ex USA Index (net)	29.66%	12.00%	9.77%	6.66%	NA	NA	NA	NA
MSCI EAFE Index (net)	34.18%	11.54%	9.79%	7.37%	NA	NA	NA	NA

Madison International Stock Fund (Class Y) returned 20.83% for the one-year period, underperforming its benchmark, the MSCI ACWI Ex USA Index (net), which returned 29.66%. The Fund’s peer group, Morningstar Foreign Large Blend, returned 31.46%.

The portfolio was transitioned from a previous subadviser on March 1, 2021, and therefore the performance and attribution commentary below will reference the period of March 1, 2021 - October 31, 2021. For this eight-month period, the Fund returned 2.40%, underperforming its benchmark the MSCI ACWI Ex USA Index (net), which returned 6.09%.

The COVID-19 global pandemic that has been prevalent for almost two years continued to influence political and economic decision making during the fiscal year. Negative effects from lockdowns and travel restrictions on business activity and economic growth lead major central banks to maintain loose monetary policy. However, as a recovery in GDP growth from prior year lows broadly continued, higher inflation levels became a more pressing concern. Now, many of these central banks are contending with rising inflation and the careful balance of monetary policy normalization to avoid economic destabilization.

Looking at the benchmark’s performance during the eight-month period in more detail, we saw that from a regional category perspective, North America realized the highest positive total return. In contrast, Emerging Markets realized the lowest negative total return. From a sector perspective Energy was by far the best performing, while Communication Services stood out with the most negative total return.

In comparing the Fund’s performance to the index, Emerging Markets was the largest regional detractor from relative performance relating to stock selection, however our Portfolio underweight had a positive impact. On the other hand, Pacific ex-Japan was the most significant contributor with stock selection as the key driver. From a sector point-of-view, Financials was the largest detractor, while the leading positive contributor was Consumer Discretionary. Stock selection was the dominant reasoning for both outcomes. The cash position detracted slightly given the positive index return. Larger sector allocation changes included moving from an underweight to overweight in Consumer Discretionary, and a decreased overweight in Financials despite one new addition. Over the period, a total of three new stocks were bought while five were sold. Three were sold for better opportunities, one related to deteriorating fundamentals, and one stock was taken private which realized a profit. For the Portfolio, sector and regional weights are determined through bottom-up stock selection, with internal sector and regional guardrails that keep exposure within modest tilts of the benchmark to ensure diversification and to manage risk.

16

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2021

In the near-term, global growth may be more volatile depending on the recovery trajectory and elevated inflation levels could persist. However, on a longer-term view, we anticipate the economic environment to be characterized by mild global growth and a more uncertain inflationary backdrop. Regardless of the path of the global pandemic, our team remains committed to employing our time-tested investment process to select high-quality growth companies with attractive valuations in a consistent and disciplined manner.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Japan	14.9%
United Kingdom	11.4%
Switzerland	7.6%
France	7.5%
Germany	7.5%
China	7.1%
India	7.0%
Canada	5.1%
Netherlands	4.3%
Australia	3.7%
Mexico	3.5%
Brazil	3.0%
Ireland	2.5%
Israel	1.8%
Sweden	1.8%
Taiwan	1.7%
Italy	1.6%
Singapore	1.6%
Denmark	1.4%
Hong Kong	1.4%
Spain	1.4%
South Korea	1.0%
United States	0.9%
Guernsey	0.1%
Other Net Assets	0.2%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
Communication Services	3.8%
Consumer Discretionary	13.6%
Consumer Staples	11.5%
Energy	4.4%
Financials	19.9%
Health Care	8.1%
Industrials	13.0%
Information Technology	17.0%
Materials	7.6%
Short-Term Investments	0.9%
Net Other Assets and Liabilities	0.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/21
AstraZeneca PLC	3.7%
Larsen & Toubro Ltd.	3.4%
Tencent Holdings Ltd.	2.7%
Alibaba Group Holding Ltd.	2.6%
Prudential PLC	2.6%
Credit Suisse Group AG	2.4%
Sony Group Corp.	2.4%
Royal Dutch Shell PLC	2.4%
ASML Holding NV	2.4%
HDFC Bank Ltd.	2.3%

17

Madison Funds | Management’s Discussion of Fund Performance – continued | October 31, 2021

Notes to Management’s Discussion of Fund Performance

NA Not Applicable.

1	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.madisonfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect sales charges, fees or expenses.
2	Maximum sales charge is 5.75% for class A shares for the Conservative, Moderate and Aggressive Allocation Funds and the Diversified Income, Equity Income, Investors, Mid Cap, Small Cap and International Stock Funds. The maximum sales charge is 4.50% for the Core Bond Fund Class A shares.
3	Maximum contingent deferred sales charge (CDSC) is 4.50% for Class B shares, which is reduced after 12 months and eliminated after six years.
4	Maximum contingent deferred sales charge (CDSC) is 1% for Class C shares, which is eliminated after one year.
5	Assumes maximum applicable sales charge.
6	Class Y shares are only available for purchase by Madison Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current prospectus.
7	Class R6 and Class I shares are generally only available for purchase by retirement plan investors and certain other institutional investors, as described in the current prospectus.

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes*

The Conservative Allocation Fund Custom Index consists of 65% Bloomberg Barclays US Aggregate Bond Index, 24.5% Russell 3000® Index and 10.5% MSCI ACWI ex-US Index. See market index descriptions below.

The Moderate Allocation Fund Custom Index consists of 42% Russell 3000® Index, 40% Bloomberg Barclays US Aggregate Bond Index and 18% MSCI ACWI ex-US Index. See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 56% Russell 3000® Index, 24% MSCI ACWI ex-US Index and 20% Bloomberg Barclays US Aggregate Bond Index. See market index descriptions below.

Hybrid Fund Indexes*

The Custom Blended Index consists of 50% S&P 500® Index and 50% ICE Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market index descriptions below.

Market Indexes

The CBOE S&P 500 BuyWrite® IndexSM (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e. holding a long position in and selling covered call options on that position) on the S&P 500® Index.

The ICE Bank of America Merrill Lynch 1-22 Year U.S. Municipal Securities Index tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, their political subdivisions, in the U.S. domestic market, with a remaining term to final maturity less than 22 years.

The ICE Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed-securities, asset-backed securities and corporate securities, with maturities greater than one year.

The Bloomberg U.S. Intermediate Government Credit A+ Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with quality ratings of A3/A- or better and maturities between one and 10 years.

The Lipper Equity Income Funds Index tracks the performance of funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio weight in dividend-paying equity securities. The index is composed of the 30 largest funds by asset size in the Lipper investment objective category.

THE MSCI ACWI ex-U.S. Index (net) is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

The MSCI EAFE (Europe, Australasia & Far East) Index (net) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index.

The Russell 2500™ Index is a broad index, featuring 2,500 stocks that cover the small- and mid-cap market capitalizations of the U.S. equity universe.

18

Madison Funds | Management’s Discussion of Fund Performance – concluded | October 31, 2021

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

S&P 500® High Beta Index measures the performance of 100 constituents in the S&P 500® that are most sensitive to changes in market returns.

*The Custom Indexes are calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

© 2020 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

19

Madison Funds | October 31, 2021

Madison Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 96.5%
Alternative Funds - 2.2%
Invesco Optimum Yield Diversified Commodity Strategy	66,725	$1,476,624

Bond Funds - 63.3%
Baird Aggregate Bond Fund Institutional Shares	711,268	8,122,679
iShares 20+ Year Treasury Bond ETF (A)	26,919	3,975,667
iShares 3-7 Year Treasury Bond ETF	55,102	7,110,913
Janus Henderson Mortgage-Backed Securities ETF	82,807	4,384,631
Madison Core Bond Fund Class I (B)	1,515,566	15,701,268
Vanguard Short-Term Corporate Bond ETF	50,817	4,160,896
		43,456,054

Foreign Stock Funds - 8.2%
iShares MSCI Eurozone ETF (A)	20,406	1,026,830
iShares MSCI United Kingdom ETF (A)	10,453	352,057
JPMorgan BetaBuilders Japan ETF	6,127	350,526
Vanguard FTSE All World ex-U.S. Small-Cap ETF	6,265	864,445
Vanguard FTSE All-World ex-U.S. ETF	48,721	3,051,396
		5,645,254

Stock Funds - 22.8%
Invesco S&P 500 Quality ETF	73,999	3,810,209
iShares MSCI Global Gold Miners ETF	41,441	1,079,952
Madison Dividend Income Fund Class I (B)	39,306	1,344,272
Madison Investors Fund Class R6 (B)	188,845	5,493,514
Schwab U.S. Dividend Equity ETF	26,712	2,070,447
Vanguard Information Technology ETF	4,285	1,860,376
		15,658,770
Total Investment Companies (Cost $62,435,514)		66,236,702
SHORT-TERM INVESTMENTS - 10.7%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (C)	2,363,029	2,363,029

State Street Navigator Securities Lending Government Money Market Portfolio,0.03% (C) (D)	4,998,440	4,998,440
Total Short-Term Investments (Cost $7,361,469)		7,361,469
TOTAL INVESTMENTS - 107.2% (Cost $69,796,983**)		73,598,171
NET OTHER ASSETS AND LIABILITIES - (7.2%)		(4,923,392)
TOTAL NET ASSETS - 100.0%		$68,674,779

**	Aggregate cost for Federal tax purposes was $69,901,856.
(A)	All or a portion of these securities, with an aggregate fair value of $5,250,266, are on loan as part of a securities lending program. See footnote (D) and Note 11 for details on the securities lending program.
(B)	Affiliated Company (see Note 14).
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.

ETF	Exchange Traded Fund.
FTSE	The Financial Times Stock Exchange.

Madison Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 94.9%
Alternative Funds - 3.8%
Invesco Optimum Yield Diversified Commodity Strategy	229,534	$5,079,588

Bond Funds - 37.6%
Baird Aggregate Bond Fund Institutional Shares	741,576	8,468,801
iShares 20+ Year Treasury Bond ETF (A)	41,744	6,165,171
iShares 3-7 Year Treasury Bond ETF	62,155	8,021,103
Janus Henderson Mortgage-Backed Securities ETF	94,425	4,999,804
Madison Core Bond Fund Class I (B)	1,644,741	17,039,519
Vanguard Short-Term Corporate Bond ETF	71,531	5,856,958
		50,551,356
Foreign Stock Funds - 14.9%
iShares MSCI Eurozone ETF (A)	80,608	4,056,195
iShares MSCI United Kingdom ETF (A)	51,479	1,733,813
JPMorgan BetaBuilders Japan ETF	24,249	1,387,285
Vanguard FTSE All World ex-U.S. Small-Cap ETF	30,328	4,184,657
Vanguard FTSE All-World ex-U.S. ETF	138,955	8,702,752
		20,064,702
Stock Funds - 38.6%
Invesco S&P 500 Quality ETF	228,055	11,742,552
iShares Core S&P U.S. Growth ETF (A)	6,330	706,491
iShares MSCI Global Gold Miners ETF	161,637	4,212,260
Madison Dividend Income Fund Class I (B)	178,968	6,120,707
Madison Investors Fund Class R6 (B)	587,102	17,078,788
Schwab U.S. Dividend Equity ETF	66,144	5,126,821
Vanguard Information Technology ETF	14,460	6,277,954
Vanguard S&P Mid-Cap 400 Growth ETF	3,390	717,791
		51,983,364
Total Investment Companies (Cost $112,490,893)		127,679,010
SHORT-TERM INVESTMENTS - 11.4%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (C)	6,801,743	6,801,743
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03% (C) (D)	8,624,019	8,624,019

Total Short-Term Investments (Cost $15,425,762)		15,425,762

TOTAL INVESTMENTS - 106.3% (Cost $127,916,655**)		143,104,772
NET OTHER ASSETS AND LIABILITIES - (6.3%)		(8,520,732)
TOTAL NET ASSETS - 100.0%		$134,584,040

**	Aggregate cost for Federal tax purposes was $127,993,024.
(A)	All or a portion of these securities, with an aggregate fair value of $8,689,609, are on loan as part of a securities lending program. See footnote (D) and Note 11 for details on the securities lending program.
(B)	Affiliated Company (see Note 14).
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.

ETF	Exchange Traded Fund.
FTSE	The Financial Times Stock Exchange.

See accompanying Notes to Financial Statements.

20

Madison Funds | October 31, 2021

Madison Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 94.7%
Alternative Funds - 4.9%
Invesco Optimum Yield Diversified Commodity Strategy	149,055	$3,298,587

Bond Funds - 18.0%
Baird Aggregate Bond Fund Institutional Shares	44,268	505,545
iShares 20+ Year Treasury Bond ETF (A)	13,818	2,040,780
iShares 3-7 Year Treasury Bond ETF (A)	12,876	1,661,648
Janus Henderson Mortgage-Backed Securities ETF	28,240	1,495,308
Madison Core Bond Fund Class I (B)	471,447	4,884,187
Vanguard Short-Term Corporate Bond ETF	18,621	1,524,688
		12,112,156
Foreign Stock Funds - 21.2%
iShares MSCI Eurozone ETF (A)	65,932	3,317,698
iShares MSCI United Kingdom ETF (A)	40,822	1,374,885
JPMorgan BetaBuilders Japan ETF	18,054	1,032,870
Vanguard FTSE All World ex-U.S. Small-Cap ETF	23,060	3,181,819
Vanguard FTSE All-World ex-U.S. ETF	85,802	5,373,779
		14,281,051
Stock Funds - 50.6%
Invesco S&P 500 Quality ETF	134,128	6,906,251
iShares Core S&P U.S. Growth ETF (A)	9,422	1,051,589
iShares MSCI Global Gold Miners ETF (A)	106,903	2,785,892
iShares MSCI Minimum Volatility Factor ETF	17,420	1,350,921
Madison Dividend Income Fund Class I (B)	137,574	4,705,036
Madison Investors Fund Class R6 (B)	328,391	9,552,885
Schwab U.S. Dividend Equity ETF	39,738	3,080,092
Vanguard Information Technology ETF	9,661	4,194,420
Vanguard S&P Mid-Cap 400 Growth ETF	2,530	535,697
		34,162,783

Total Investment Companies (Cost $54,260,284)		63,854,577
SHORT-TERM INVESTMENTS - 16.8%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (C)	3,630,189	3,630,189
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03% (C) (D)	7,701,918	7,701,918

Total Short-Term Investments (Cost $11,332,107)		11,332,107
TOTAL INVESTMENTS - 111.5% (Cost $65,592,391**)		75,186,684
NET OTHER ASSETS AND LIABILITIES - (11.5%)		(7,728,877)
TOTAL NET ASSETS - 100.0%		$67,457,807

**	Aggregate cost for Federal tax purposes was $65,615,381.
(A)	All or a portion of these securities, with an aggregate fair value of $7,609,245, are on loan as part of a securities lending program. See footnote (D) and Note 11 for details on the securities lending program.
(B)	Affiliated Company (see Note 14).
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.

ETF	Exchange Traded Fund.
FTSE	The Financial Times Stock Exchange.

Madison Tax-Free Virginia Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
Municipal Bonds - 97.5%
Airport - 3.0%
Metropolitan Washington Airports Authority Aviation Revenue, Series A, AMT, 5%, 10/1/43	$500,000	$608,540
Development - 3.3%
Fairfax County Economic Development Authority, Series A, 5%, 10/1/26	150,000	169,771
Loudoun County Economic Development Authority, 5%, 12/1/25	125,000	147,061
Manassas Park Economic Development Authority, 3%, 12/15/44	345,000	364,099
		680,931
Education - 9.2%
Campbell County Industrial Development Authority, 3%, 6/1/48	415,000	440,244
Henrico County Economic Development Authority, (Prerefunded 4/15/22 @ $100), 4%, 4/15/42	220,000	223,766
Virginia College Building Authority, Series E, 5%, 2/1/23	500,000	529,947
Virginia Commonwealth University, Series A, 5%, 5/1/26	385,000	409,865
Virginia Resources Authority, Series C, (MORAL OBLG), 4%, 11/1/32	250,000	289,339
		1,893,161
Facilities - 7.0%
Henry County Virginia Industrial Development Authority, 4.125%, 11/1/50	250,000	277,264
New River Valley Regional Jail Authority, 5%, 10/1/25	100,000	116,281
Prince Edward County Industrial Development Authority, 5%, 9/1/32	405,000	482,458
Stafford County & Staunton Industrial Development Authority, Series B, (NATL-RE), 4.5%, 8/1/25	20,000	20,023
Western Regional Jail Authority, (Prerefunded 12/1/25 @ $100), 3.125%, 12/1/29	245,000	269,683
Western Regional Jail Authority, 3.125%, 12/1/29	255,000	273,232
		1,438,941
General - 16.5%
Chesterfield County Economic Development Authority Revenue, Series B, 3%, 4/1/38	285,000	310,515
James City County Economic Development Authority, 5%, 6/15/30	500,000	625,905
Northern Virginia Transportation Authority, 5%, 6/1/30	780,000	870,300
Virginia Beach Development Authority, 5%, 9/1/28	100,000	116,589
Virginia Beach Development Authority, 5%, 9/1/29	125,000	145,273
Virginia Beach Development Authority, Series A, 3.5%, 5/1/30	250,000	264,487
Virginia Public Building Authority, Series A, 5%, 8/1/31	110,000	141,324
Virginia Public Building Authority, Series B, 5%, 8/1/25	235,000	274,091
Virginia Resources Authority, Series C, 5%, 11/1/30	250,000	308,268
Virginia Resources Authority, Series C, (MORAL OBLG), 4%, 11/1/34	125,000	142,627
Wise County Industrial Development Authority, 5%, 11/1/22	100,000	104,593
Wise County Industrial Development Authority Revenue, 5%, 11/1/21	100,000	100,000
		3,403,972
General Obligation - 24.3%
City of Alexandria VA, Series A (ST AID WITHHLDG), 5%, 7/15/27	150,000	180,500
City of Alexandria VA, Series A, (ST AID WITHHLDG), 5%, 7/15/28	100,000	123,512
City of Danville VA, Series A, (ST AID WITHHLDG), 5%, 8/1/23	190,000	205,493
City of Norfolk VA, (Prerefunded 8/1/28 @ $100), (ST AID WITHHLDG), 5%, 8/1/47	455,000	576,453
City of Poquoson VA, (ST AID WITHHLDG), 4%, 2/15/29	425,000	504,027
City of Portsmouth VA, Series A, (Prerefunded 2/1/23 @ $100), (ST AID WITHHLDG), 5%, 2/1/31	75,000	79,472
City of Richmond VA, Series A, (ST AID WITHHLDG), 3%, 7/15/34	435,000	484,933
City of Virginia Beach VA, Series A, 4%, 8/1/22	300,000	308,573
Commonwealth of Virginia, Series A, 5%, 6/1/23	500,000	537,654
County of Arlington VA, Series B, (Prerefunded 8/15/24 @ $100), (ST AID WITHHLDG), 5%, 8/15/27	175,000	197,613
County of Arlington VA, Series A, (Prerefunded 8/15/26 @ $100), 5%, 8/15/30	600,000	724,455
County of Fairfax VA, Series B, (ST AID WITHHLDG), 4%, 10/1/22	250,000	258,723
County of Fairfax VA, Series A, (ST AID WITHHLDG), 5%, 10/1/26	410,000	495,328
County of Spotsylvania VA, (ST AID WITHHLDG), 5%, 1/15/24	200,000	220,741
Town of Leesburg VA, (ST AID WITHHLDG), 5%, 1/15/25	90,000	103,211
		5,000,688
Medical - 3.9%
Norfolk Economic Development Authority, Series B, 5%, 11/1/36	480,000	501,207
Stafford County Economic Development Authority Revenue, 5%, 6/15/25	260,000	300,069
		801,276
Power - 1.5%
Puerto Rico Electric Power Authority, Series V, (BHAC-CR, MBIA-RE, FGIC), 5.25%, 7/1/24	290,000	319,423

Transportation - 9.4%
Hampton Roads Transportation Accountability Commission, Series A, 5%, 7/1/37	170,000	217,852

See accompanying Notes to Financial Statements.

21

Madison Funds | October 31, 2021

Madison Tax-Free Virginia Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
Municipal Bonds - continued
Hampton Roads Transportation Accountability Commission, Series A, 5%, 7/1/42	470,000	563,242
Richmond Metropolitan Transportation Authority, (NATL-RE), 5.25%, 7/15/22	25,000	25,756
Virginia Commonwealth Transportation Board, 5%, 5/15/22	100,000	102,597
Virginia Commonwealth Transportation Board, Series A, (Prerefunded 3/15/22 @ $100), 5%, 9/15/24	225,000	229,019
Virginia Commonwealth Transportation Board, Series B, (Prerefunded 9/15/22 @ $100), 5%, 3/15/25	535,000	557,368
Virginia Commonwealth Transportation Board, 5%, 9/15/27	200,000	246,692
		1,942,526
Utilities - 1.5%
City of Richmond VA Public Utility Revenue, Series A, (Prerefunded 1/15/23 @ $100), 5%, 1/15/38	300,000	317,276

Water - 17.9%
County of Fairfax VA Sewer Revenue, Series A, 4%, 7/15/41	210,000	253,857
County of Henrico VA Water & Sewer Revenue, 4%, 5/1/32	500,000	586,265
County of Henrico VA Water & Sewer Revenue, (Prerefunded 05/01/26 @ $100), 5%, 5/1/27	150,000	179,318
Fairfax County Water Authority, Series B, 5.25%, 4/1/23	180,000	192,849
Fairfax County Water Authority, (Prerefunded 4/1/22 @ $100), 5%, 4/1/27	150,000	152,999
Hampton Roads Sanitation District, Series A, (Prerefunded 10/1/27 @ $100), 5%, 10/1/35	410,000	507,848
Hampton Roads Sanitation District, Series A, (Prerefunded 10/1/27 @ $100), 5%, 10/1/36	250,000	309,663
Prince William County Service Authority, 5%, 7/1/22	250,000	258,011
Upper Occoquan Sewage Authority, 3%, 7/1/46	300,000	324,011
Upper Occoquan Sewage Authority, 3%, 7/1/49	380,000	409,378
Virginia Resources Authority, Series B, (Prerefunded 11/1/21@ $100), (MORAL OBLG), 5%, 11/1/23	30,000	30,000
Virginia Resources Authority, Series B, (MORAL OBLG), 5%, 11/1/23	5,000	5,018
Virginia Resources Authority, 3%, 10/1/38	445,000	488,828
		3,698,045

TOTAL INVESTMENTS - 97.5% (Cost $19,094,188**)		20,104,779
NET OTHER ASSETS AND LIABILITIES - 2.5%		515,386
TOTAL NET ASSETS - 100.0%		$20,620,165

**	Aggregate cost for Federal tax purposes was $19,094,188.
AMT	Automated Manual Transmission
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
MBIA	MBIA Insurance Corp.
MORAL OBLG	Moral Obligation.
NATL-RE	National Public Finance Guarantee Corp.
ST AID WITHHLDG	State Aid Withholding.

Madison Tax-Free National Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
Municipal Bonds - 97.7%
Alabama - 6.4%
Butler County Board of Education, (AGM), (Prerefunded 1/1/25 @ $100), 5%, 7/1/37	$235,000	$268,939
Mobile County AL, General Obligation, 5%, 2/1/39	610,000	783,341
Town of Pike Road Authority Revenue, 4%, 9/1/31	170,000	187,180
UAB Medicine Finance Authority Revenue, 5%, 9/1/27	150,000	184,569
		1,424,029
Arkansas - 0.9%
Arkansas Development Finance Authority, 5%, 2/1/26	175,000	204,304

California - 0.7%
Los Angeles County Metropolitan Transportation Authority, 5%, 7/1/40	120,000	145,726
Colorado - 3.5%
City of Colorado Springs Co. Utilities System Revenue, 4%, 11/15/40	250,000	297,588
El Paso County Facilities Corp., Certificate Participation, Series A, 5%, 12/1/27	400,000	491,093
		788,681
Florida - 3.8%
Orlando Utilities Commission, 5%, 10/1/22	525,000	548,160
Port St. Lucie Community Redevelopment Agency Revenue, Tax Allocation, 5%, 1/1/26	250,000	291,740
		839,900
Georgia - 2.1%
Americus-Sumter Payroll Development Authority, 3.25%, 6/1/33	150,000	161,965
City of Atlanta GA Water & Wastewater Revenue, (Prerefunded 5/1/25 @ $100), 5%, 11/1/43	275,000	318,455
		480,420
Hawaii - 2.3%
State of Hawaii, General Obligation, Series EY, 5%, 10/1/25	435,000	510,049

Idaho - 2.5%
Idaho Health Facilities Authority, Series A, 5%, 3/1/34	500,000	549,162

Illinois - 6.9%
Cook County School District No. 111, General Obligation, (BAM), 5%, 12/1/35	545,000	666,673
Du Page County School District No. 45, General Obligation, 4%, 1/1/26	460,000	519,456
Sales Tax Securitization Corp., Series C, 5%, 1/1/27	140,000	168,008
Village of Palatine IL, 2%, 12/1/28	175,000	182,893
		1,537,030
Indiana - 5.4%
Indianapolis Local Public Improvement Bond Bank Revenue, 5%, 2/1/24	275,000	303,410
Lincoln Center Building Corp., 4%, 8/1/28	285,000	328,740
Vanderburgh County Redevelopment District, Tax Allocation, (AGM), 5%, 2/1/26	500,000	584,635
		1,216,785
Kansas - 3.7%
City of Wichita KS, General Obligation, Series 816, 5%, 12/1/24	510,000	582,023
Shawnee County Unified School District No. 437, General Obligation, 4%, 9/1/24	220,000	241,782
		823,805
Kentucky - 2.2%
Eastern Kentucky University, (ST INTERCEPT), 5%, 4/1/33	445,000	502,224

Michigan - 0.5%
Redford Unified School District No. 1, General Obligation, (Q-SBLF), 5%, 5/1/22	110,000	112,628

Mississippi - 2.6%
Medical Center Educational Building Corp., 5%, 6/1/30	475,000	570,219

Missouri - 2.1%
Springfield School District No. R-12, General Obligation, Series B, (ST AID DIR DEP), 5%, 3/1/25	400,000	460,603

Montana - 1.5%
Four Corners County Water & Sewer District, Series A, (AGM), 4%, 7/1/25	300,000	334,492

New Jersey - 5.7%
New Jersey Economic Development Authority Revenue, (ST APPROP), 5%, 3/1/26	450,000	476,677
New Jersey State Turnpike Authority, Series A, (BHAC-CR, AGM), 5.25%, 1/1/28	250,000	315,658
New Jersey State Turnpike Authority, Series A, (BHAC-CR, AGM), 5.25%, 1/1/29	250,000	322,466
Union County Improvement Authority, Series A, 4%, 2/1/25	150,000	161,923
		1,276,724
New Mexico - 1.0%
County of Otero NM, (BAM), 4%, 12/1/28	195,000	227,198

See accompanying Notes to Financial Statements.

22

Madison Funds | October 31, 2021

Madison Tax-Free National Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
Municipal Bonds - continued
New York - 3.9%
Brookhaven Local Development Corp., 5%, 11/1/24	110,000	123,342
New York State Dormitory Authority, Series 1, (BHAC-CR), 5.5%, 7/1/31	250,000	319,027
Port Authority of New York & New Jersey, (GO of AUTH), 5.375%, 3/1/28	370,000	437,068
		879,437
North Carolina - 4.0%
Johnston County NC, General Obligation, 4%, 2/1/32	480,000	592,571
Town of Cary NC Combined Utility Systems Revenue, (Prerefunded 12/1/22 @ $100), 5%, 12/1/23	285,000	299,766
		892,337
Ohio - 2.5%
Cleveland-Cuyahoga County Port (A) Authority, 5%, 7/1/24	500,000	556,382

Oklahoma - 4.2%
Elk City Industrial Authority, 4%, 5/1/30	435,000	502,178
Tulsa County Industrial Authority, 3%, 2/1/31	400,000	436,705
		938,883
Pennsylvania - 3.2%
Commonwealth Financing Authority Revenue, Series A, 5%, 6/1/35	370,000	423,822
Waverly Township Municipal Authority, (BAM ST AID WITHHLDG), 4%, 2/15/26	250,000	280,804
		704,626
South Carolina - 1.1%
City of Newberry SC Revenue, (AGM), 4%, 4/1/22	240,000	243,644

Tennessee - 2.4%
City of Newport Tennessee Electric System Revenue, (AGM), 4%, 5/1/32	370,000	418,865
Town of Decatur TN Water & Sewer Revenue, General Obligation, 3%, 6/1/24	120,000	127,968
		546,833
Texas - 10.0%
City of Austin TX, General Obligation, 5%, 9/1/26	550,000	642,741
City of Center TX, General Obligation, 3%, 8/15/34	410,000	449,484
City of Fort Worth TX, General Obligation, 4%, 3/1/29	500,000	575,967
Harris County Toll Road Authority, 4%, 8/15/38	300,000	355,843
San Jacinto River Authority, (BAM), 4%, 10/1/23	200,000	212,926
		2,236,961
Utah - 1.7%
Utah Transit Authority, (BHAC-CR, MBIA), 5%, 6/15/35	280,000	378,934

Virginia - 5.5%
Hampton Roads Sanitation District, Series A, (Prerefunded 10/1/27 @ $100), 5%, 10/1/36	500,000	619,327
Western Regional Jail Authority, (Prerefunded 12/1/26 @ $100), 5%, 12/1/34	250,000	303,058
Western Regional Jail Authority, 5%, 12/1/34	250,000	300,649
		1,223,034
Washington - 1.0%
State of Washington, General Obligation, Series E, 5%, 2/1/29	205,000	225,643

West Virginia - 2.4%
West Virginia Economic Development Authority, Series A, 5%, 7/1/37	450,000	542,264

Wisconsin - 2.0%
Wisconsin Health & Educational Facilities Authority, Series A, 4%, 11/15/35	400,000	452,663

TOTAL INVESTMENTS - 97.7% (Cost $20,632,627**)		21,825,620
NET OTHER ASSETS AND LIABILITIES - 2.3%		504,921
TOTAL NET ASSETS - 100.0%		$22,330,541

**	Aggregate cost for Federal tax purposes was $20,632,627.
(A)	Restricted. The aggregate cost of such securities is $500,000. The aggregate value is $556,382, representing 2.5% of net assets.
AGM	Assured Guaranty Municipal Corp.
BAM	Build America Mutual Assurance Co.
BHAC	Berkshire Hathaway Assurance Corporation
CR	Custodial Receipts
GO of AUTH	General Obligation of the Authority.
MBIA	MBIA Insurance Corp.
ST AID DIR DEP	State Aid Direct Deposit.
ST AID WITHHLDG	State Aid Withholding.
ST APPROP	State Appropriations.
ST INTERCEPT	State Intercept.
Q-SBLF	Qualified School Board Loan Fund.

See accompanying Notes to Financial Statements.

23

Madison Funds | October 31, 2021

Madison High Quality Bond Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
CORPORATE NOTES AND BONDS - 39.8%
Communication Services - 2.6%
Comcast Corp., 3.15%, 3/1/26	$1,000,000	$1,070,723
Walt Disney Co., 3.8%, 3/22/30	1,750,000	1,971,787
		3,042,510
Consumer Discretionary - 5.8%
Costco Wholesale Corp., 1.375%, 6/20/27	1,250,000	1,241,239
Cummins, Inc., 1.5%, 9/1/30	1,000,000	953,676
Home Depot, Inc., 2.7%, 4/15/30	1,750,000	1,844,738
NIKE, Inc., 2.75%, 3/27/27	1,250,000	1,328,525
Target Corp., 2.9%, 1/15/22	1,300,000	1,306,856
		6,675,034
Consumer Staples - 5.3%
Coca-Cola Co. (A), 1%, 3/15/28	1,350,000	1,292,491
Hershey Co. (A), 1.7%, 6/1/30	1,300,000	1,278,471
Kimberly-Clark Corp., 1.05%, 9/15/27	1,750,000	1,697,501
PepsiCo, Inc., 2.75%, 3/19/30	1,750,000	1,852,020
		6,120,483
Financials - 19.6%
American Express Credit Corp., 2.7%, 3/3/22	1,200,000	1,207,043
Bank of America Corp. (3M USD LIBOR + 0.930%) (B), 2.816%, 7/21/23	625,000	634,748
Bank of America Corp.(SOFR + 1.010%) (B), 1.197%, 10/24/26	1,500,000	1,475,210
Bank of New York Mellon Corp., 2.2%, 8/16/23	1,350,000	1,386,341
BlackRock, Inc., 3.5%, 3/18/24	1,350,000	1,436,233
Charles Schwab Corp., 0.9%, 3/11/26	1,750,000	1,717,862
Huntington National Bank, 3.55%, 10/6/23	1,250,000	1,315,046
JPMorgan Chase & Co., 2.972%, 1/15/23	1,350,000	1,357,189
JPMorgan Chase & Co. (3M USD LIBOR + 1.155%) (B), 3.22%, 3/1/25	1,800,000	1,886,843
Mastercard, Inc., 3.3%, 3/26/27	1,250,000	1,358,249
PNC Financial Services Group, Inc., 3.3%, 3/8/22	1,350,000	1,360,489
State Street Corp. (SOFR + 0.940%) (B), 2.354%, 11/1/25	1,500,000	1,556,951
Truist Financial Corp., 2.85%, 10/26/24	1,750,000	1,842,909
Truist Financial Corp., 1.95%, 6/5/30	1,000,000	991,712
U.S. Bancorp, 2.625%, 1/24/22	1,300,000	1,304,381
Wells Fargo & Co. (SOFR + 1.087%) (B), 2.406%, 10/30/25	1,800,000	1,859,454
		22,690,660
Health Care - 1.1%
UnitedHealth Group, Inc., 2.875%, 3/15/23	1,200,000	1,238,229

Industrials - 1.1%
John Deere Capital Corp., 2.65%, 1/6/22	1,300,000	1,305,278

Information Technology - 3.9%
Apple, Inc., 2.4%, 5/3/23	1,350,000	1,387,952
salesforce.com, Inc., 3.25%, 4/11/23	1,300,000	1,349,071
Texas Instruments, Inc., 1.375%, 3/12/25	1,750,000	1,765,093
		4,502,116
Utilities - 0.4%
National Rural Utilities Cooperative Finance Corp. (A), 1%, 6/15/26	500,000	491,574
Total Corporate Notes and Bonds (Cost $45,690,357)		46,065,884

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 58.6%
Fannie Mae - 9.5%
1.875%, 4/5/22	2,750,000	2,771,097
0.500%, 11/7/25	2,250,000	2,204,654
2.125%, 4/24/26	3,125,000	3,264,295
0.750%, 10/8/27	2,850,000	2,748,783
		10,988,829
Freddie Mac - 7.3%
2.375%, 1/13/22	1,750,000	1,757,760
0.375%, 4/20/23	3,500,000	3,502,233
0.375%, 7/21/25	3,250,000	3,181,165
		8,441,158
U.S. Treasury Notes - 41.8%
1.125%, 2/28/22	2,000,000	2,006,927
1.875%, 7/31/22	2,000,000	2,026,563
0.125%, 11/30/22	1,500,000	1,499,238
1.750%, 5/15/23	3,000,000	3,063,164
1.625%, 5/31/23	3,000,000	3,058,828
2.500%, 8/15/23	3,000,000	3,109,453
0.125%, 10/15/23	750,000	744,609
2.750%, 11/15/23	2,000,000	2,090,312
2.125%, 2/29/24	2,000,000	2,070,312
2.375%, 8/15/24	3,000,000	3,136,992
0.375%, 9/15/24	2,000,000	1,979,688
2.250%, 11/15/24	3,000,000	3,132,539
2.125%, 5/15/25	3,000,000	3,124,805
0.375%, 1/31/26	3,125,000	3,031,372
1.625%, 5/15/26	3,125,000	3,193,237
1.500%, 8/15/26	3,125,000	3,172,974
0.625%, 3/31/27	2,725,000	2,635,054
2.375%, 5/15/27	2,725,000	2,885,094
2.250%, 11/15/27	2,250,000	2,368,125
		48,329,286

Total U.S. Government and Agency Obligations (Cost $67,873,298)		67,759,273

	Shares
SHORT-TERM INVESTMENTS - 2.3%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (C)	1,367,759	1,367,759
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03% (C) (D)	1,292,080	1,292,080
Total Short-Term Investments (Cost $2,659,839)		2,659,839
TOTAL INVESTMENTS - 100.7% (Cost $116,223,494**)		116,484,996
NET OTHER ASSETS AND LIABILITIES - (0.7%)		(802,905)
TOTAL NET ASSETS - 100.0%		$115,682,091

**	Aggregate cost for Federal tax purposes was $116,223,494.
(A)	All or a portion of these securities, with an aggregate fair value of $1,264,028, are on loan as part of a securities lending program. See footnote (D) and Note 11 for details on the securities lending program.
(B)	Floating rate or variable rate note. Rate shown is as of October 31, 2021.
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
USD	United States Dollar.

See accompanying Notes to Financial Statements.

24

Madison Funds | October 31, 2021

Madison Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
ASSET BACKED SECURITIES - 6.1%
CCG Receivables Trust, Series 2020-1, Class A2 (A), 0.54%, 12/14/27	$537,429	$538,146
Chesapeake Funding II LLC, Series 2018-3A, Class B (A), 3.62%, 1/15/31	100,000	101,547
Chesapeake Funding II LLC, Series 2020-1A, Class A1 (A), 0.87%, 8/16/32	137,394	137,842
CNH Equipment Trust, Series 2019-A, Class A4, 3.22%, 1/15/26	385,000	396,441
Dell Equipment Finance Trust, Series 2020-2, Class A2 (A), 0.47%, 10/24/22	313,054	313,308
Dell Equipment Finance Trust, Series 2019-2, Class A3 (A), 1.91%, 10/22/24	418,565	421,295
Donlen Fleet Lease Funding LLC, Series 2021-2, Class A2 (A), 0.56%, 12/11/34	700,000	699,886
Enterprise Fleet Financing LLC, Series 2019-3, Class A2 (A), 2.06%, 5/20/25	235,169	237,624
GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class B, 2.87%, 10/16/24	500,000	512,308
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class B, 2.54%, 8/18/25	1,000,000	1,030,295
GreatAmerica Leasing Receivables Funding LLC, Series 2020-1, Class A2 (A), 1.76%, 6/15/22	35,697	35,744
JPMorgan Chase Bank NA, Series 2020-1, Class B (A), 0.991%, 1/25/28	662,505	663,716
JPMorgan Chase Bank NA, Series 2020-2, Class B (A), 0.84%, 2/25/28	970,169	970,268
JPMorgan Chase Bank NA, Series 2021-1, Class B (A), 0.875%, 9/25/28	815,727	814,852
JPMorgan Chase Bank NA, Series 2021-2, Class B (A), 0.889%, 12/26/28	712,342	710,339
JPMorgan Chase Bank NA, Series 2021-3, Class C (A), 0.86%, 2/26/29	766,027	763,580
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class A3 (A), 0.46%, 8/15/24	943,790	944,565
Santander Revolving Auto Loan Trust, Series 2019-A, Class C (A), 3%, 1/26/32	500,000	520,502
Synchrony Credit Card Master Note Trust, Series 2018-2, Class C, 3.87%, 5/15/26	850,000	883,352
Verizon Owner Trust, Series 2018-A, Class A1A, 3.23%, 4/20/23	70,911	71,161
Verizon Owner Trust, Series 2020-A, Class B, 1.98%, 7/22/24	350,000	356,427
Wheels SPV LLC, Series 2019-1A, Class A3 (A), 2.35%, 5/22/28	300,000	304,726
Total Asset Backed Securities (Cost $11,443,598)		11,427,924
COLLATERALIZED MORTGAGE OBLIGATIONS - 6.8%
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A1 (A) (B), 2.879%, 7/25/49	254,172	256,364
Bunker Hill Loan Depositary Trust, Series 2020-1, Class A1 (A) (C) (D), 1.724%, 2/25/55	252,053	254,267
CIM Trust (A), 2.5%, 4/25/51	631,355	640,093
Fannie Mae REMICS, Series 2015-12, Class NI, IO, 3.5%, 3/25/30	802,091	73,985
Fannie Mae REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	418,072	446,393
Fannie Mae REMICS, Series 2011-36, Class QB, 4%, 5/25/31	535,669	580,734
Fannie Mae REMICS, Series 2001-73, Class GZ, 6%, 12/25/31	124,245	139,146
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	100,019	114,896
Fannie Mae REMICS, Series 2020-44, Class TI, IO, 5.5%, 12/25/35	3,325,393	597,957
Fannie Mae REMICS, Series 2016-21, Class BA, 3%, 3/25/42	128,910	130,635
Flagstar Mortgage Trust, Series 2021-9INV, Class A1 (A) (C) (D), 2.5%, 9/25/41	686,181	704,033
Freddie Mac REMICS, Series 4066, Class DI, IO, 3%, 6/15/27	943,408	49,943
Freddie Mac STACR REMIC Trust, Series 2021-DNA3, Class M1, (SOFR30A + 0.750%) (A) (C), 0.799%, 10/25/33	1,000,000	1,000,607
Freddie Mac STACR REMIC Trust, Series 2021-DNA5, Class M1, (SOFR30A + 0.650%) (A) (C), 0.699%, 1/25/34	554,176	554,508
GCAT Trust, Series 2021-NQM1, Class A1 (A) (C) (D), 0.874%, 1/25/66	1,456,041	1,447,519
Government National Mortgage Association, Series 2015-53, Class IL, IO, 3%, 9/20/44	157,878	3,059
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class A2 (A) (C) (D), 2.5%, 5/25/51	635,424	640,504
JPMorgan Mortgage Trust, Series 2019-5, Class A3 (A) (C) (D), 4%, 11/25/49	62,996	63,745
JPMorgan Mortgage Trust, Series 2019-7, Class A3 (A) (C) (D), 3.5%, 2/25/50	166,775	169,284
JPMorgan Mortgage Trust, Series 2021-1, Class A3 (A) (C) (D), 2.5%, 6/25/51	829,461	837,917
JPMorgan Mortgage Trust, Series 2021-3, Class A3 (A) (C) (D), 2.5%, 7/1/51	645,602	651,345
JPMorgan Mortgage Trust, Series 2021-6, Class A4 (A) (C) (D), 2.5%, 10/25/51	913,210	927,836
JPMorgan Wealth Management, Series 2020-ATR1, Class A3 (A) (C) (D), 3%, 2/25/50	198,679	202,168
Onslow Bay Mortgage Loan Trust, Series 2015-1, Class 2A4 (A) (C) (D), 2.945%, 11/25/45	123,091	126,638
PSMC Trust, Series 2019-2, Class A1 (A) (C) (D), 3.5%, 10/25/49	46,230	46,432
PSMC Trust, Series 2020-2, Class A2 (A) (C) (D), 3%, 5/25/50	233,513	236,120
PSMC Trust, Series 2021-1, Class A11 (A) (C) (D), 2.5%, 3/25/51	1,113,714	1,131,551
Sequoia Mortgage Trust, Series 2013-7, Class A2 (C) (D), 3%, 6/25/43	383,055	385,115
Towd Point HE Trust, Series 2021-HE1, Class A1 (A) (C) (D), 0.918%, 2/25/63	322,802	322,125
Wells Fargo Mortgage Backed Securities Trust, Series 2019-2, Class A1 (A) (C) (D), 4%, 4/25/49	33,818	33,882
Total Collateralized Mortgage Obligations (Cost $13,057,369)		12,768,801

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.9%
Fannie Mae-Aces, Series 2017-M15, Class ATS2 (C) (D), 3.14%, 11/25/27	900,000	950,747
FHLMC Multifamily Structured Pass Through Certificates, Series K718, Class X1, IO (C) (D), 0.568%, 1/25/22	9,186,594	3,451
FHLMC Multifamily Structured Pass Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	325,958	343,481
FHLMC Multifamily Structured Pass Through Certificates, Series K058, Class A2, 2.653%, 8/25/26	1,000,000	1,061,186
FHLMC Multifamily Structured Pass Through Certificates, Series K059, Class X1, IO (C) (D), 0.308%, 9/25/26	15,437,361	202,757
FHLMC Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	1,000,000	1,088,570
FREMF Mortgage Trust, Series 2013-K33, Class B (A) (C) (D), 3.497%, 8/25/46	900,000	938,196
FREMF Mortgage Trust, Series 2015-K721, Class B (A) (C) (D), 3.562%, 11/25/47	850,000	868,672
GSAMP Trust, Series 2006-S5, Class M5 (D), 7.488% 10/31/6	772,000	-
Total Commercial Mortgage-Backed Securities (Cost $5,251,668)		5,457,060
CORPORATE NOTES AND BONDS - 36.6%
Communication Services - 3.6%
Alibaba Group Holding Ltd. (E) (F), 2.125%, 2/9/31	500,000	479,957
AT&T, Inc., 2.25%, 2/1/32	500,000	482,363
AT&T, Inc., 4.75%, 5/15/46	500,000	607,839
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 4.75%, 3/1/30	250,000	258,125
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 4.464%, 7/23/22	500,000	510,178
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 3.85%, 4/1/61	400,000	386,290
Diamond Sports Group LLC / Diamond Sports Finance Co. (A), 5.375%, 8/15/26	100,000	56,500
Discovery Communications LLC, 5%, 9/20/37	500,000	595,914
eBay, Inc., 1.9%, 3/11/25	325,000	331,394
Expedia Group, Inc., 3.25%, 2/15/30	500,000	514,232
Hughes Satellite Systems Corp., 5.25%, 8/1/26	200,000	223,250
Lumen Technologies, Inc. (A), 4.5%, 1/15/29	125,000	120,781
T-Mobile USA, Inc., 2.625%, 4/15/26	250,000	253,782
VeriSign, Inc., 2.7%, 6/15/31	500,000	505,005
Verizon Communications, Inc., 4.4%, 11/1/34	500,000	583,285
Verizon Communications, Inc., 3.4%, 3/22/41	500,000	523,709
Vodafone Group PLC (F), 5%, 5/30/38	250,000	310,110
		6,742,714
Consumer Discretionary - 2.7%
7-Eleven, Inc. (A), 1.8%, 2/10/31	400,000	379,740
7-Eleven, Inc. (A), 2.5%, 2/10/41	250,000	232,089
Advance Auto Parts, Inc., 1.75%, 10/1/27	250,000	245,785
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (A) (F), 5.5%, 4/20/26	300,000	314,618
Delta Air Lines, Inc., 7.375%, 1/15/26	111,000	130,564
Hilton Domestic Operating Co., Inc. (A), 5.375%, 5/1/25	250,000	260,613
Home Depot, Inc., 3.35%, 4/15/50	250,000	277,702
Lowe’s Cos., Inc., 3%, 10/15/50	500,000	500,077
McDonald’s Corp., 2.125%, 3/1/30	250,000	250,531
Picasso Finance Sub, Inc. (A), 6.125%, 6/15/25	225,000	236,813
QVC, Inc., 4.75%, 2/15/27	250,000	261,720
Scientific Games International, Inc. (A), 5%, 10/15/25	275,000	283,123
Southwest Airlines Co., 5.25%, 5/4/25	350,000	392,429
Southwest Airlines Co., 5.125%, 6/15/27	500,000	577,022
Tractor Supply Co., 1.75%, 11/1/30	550,000	524,165
Vail Resorts, Inc. (A), 6.25%, 5/15/25	250,000	263,325
		5,130,316
Consumer Staples - 1.6%
Bunge Ltd. Finance Corp., 1.63%, 8/17/25	500,000	501,852
Conagra Brands, Inc., 0.5%, 8/11/23	600,000	597,391
General Mills, Inc., 2.875%, 4/15/30	200,000	209,505
Hormel Foods Corp., 1.8%, 6/11/30	200,000	196,193
Keurig Dr Pepper, Inc., 3.8%, 5/1/50	300,000	338,274
Mars, Inc. (A), 3.875%, 4/1/39	400,000	465,688
Mars, Inc. (A), 2.375%, 7/16/40	350,000	337,832

See accompanying Notes to Financial Statements.

25

Madison Funds | October 31, 2021

Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
CORPORATE NOTES AND BONDS - continued
Consumer Staples - continued
Performance Food Group, Inc. (A), 5.5%, 10/15/27	150,000	156,375
Sysco Corp., 5.95%, 4/1/30	199,000	252,353
		3,055,463
Energy - 4.2%
Berry Petroleum Co. LLC (A), 7%, 2/15/26	150,000	152,175
Boardwalk Pipelines LP, 4.45%, 7/15/27	400,000	444,571
Eastern Gas Transmission & Storage, Inc. (A), 3%, 11/15/29	350,000	364,127
Energy Transfer LP, 5.25%, 4/15/29	375,000	435,754
EnLink Midstream Partners LP, 5.45%, 6/1/47	400,000	400,000
Enterprise Products Operating LLC, 3.75%, 2/15/25	500,000	538,344
Kinder Morgan, Inc., 5.55%, 6/1/45	400,000	513,907
Marathon Petroleum Corp., 4.7%, 5/1/25	275,000	303,867
Marathon Petroleum Corp., 3.8%, 4/1/28	600,000	653,499
MPLX LP (E), 4.8%, 2/15/29	250,000	288,050
MPLX LP, 2.65%, 8/15/30	350,000	348,527
Occidental Petroleum Corp., 3.5%, 8/15/29	500,000	507,500
Occidental Petroleum Corp., 4.4%, 8/15/49	250,000	249,925
ONEOK, Inc., 5.85%, 1/15/26	150,000	174,484
Phillips 66, 0.9%, 2/15/24	500,000	498,679
Phillips 66, 2.15%, 12/15/30	500,000	483,541
Pioneer Natural Resources Co., 2.15%, 1/15/31	375,000	361,772
Sabine Pass Liquefaction LLC, 4.5%, 5/15/30	250,000	285,005
Sunoco LP / Sunoco Finance Corp., 6%, 4/15/27	200,000	209,500
Valero Energy Corp., 6.625%, 6/15/37	500,000	680,853
		7,894,080
Financials - 12.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (F), 1.75%, 1/30/26	500,000	491,998
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (F), 4.625%, 10/15/27	250,000	278,271
Air Lease Corp., 2.875%, 1/15/26	500,000	516,872
Air Lease Corp., 1.875%, 8/15/26	250,000	247,414
Alliance Data Systems Corp. (A) (G), 4.75%, 12/15/24	500,000	511,496
Ally Financial, Inc., (5 year CMT + 3.868%) (C), 4.7%, 5/15/26	250,000	259,063
American International Group, Inc., 4.75%, 4/1/48	500,000	643,554
Athene Global Funding (A), 1.45%, 1/8/26	500,000	495,418
Avolon Holdings Funding Ltd. (A) (F), 2.125%, 2/21/26	500,000	494,378
Bank of America Corp. (SOFR + 0.910%) (C), 1.658%, 3/11/27	400,000	398,197
Bank of America Corp. (SOFR + 1.370%) (C), 1.922%, 10/24/31	250,000	238,569
Belrose Funding Trust (A), 2.33%, 8/15/30	350,000	344,883
Capital One Financial Corp., 3.3%, 10/30/24	350,000	371,847
Capital One Financial Corp. (5 year CMT + 3.157%) (C), 3.95%, 9/1/26	750,000	762,187
Cboe Global Markets, Inc., 3.65%, 1/12/27	445,000	487,668
Charles Schwab Corp. (10 year CMT + 3.079%) (C), 4%, 12/1/30	550,000	558,250
Credit Acceptance Corp. (A), 5.125%, 12/31/24	155,000	158,488
Empower Finance LP (A), 3.075%, 9/17/51	350,000	364,510
Enact Holdings, Inc. (A), 6.5%, 8/15/25	250,000	273,750
Fifth Third Bancorp, 2.55%, 5/5/27	350,000	363,646
Five Corners Funding Trust II (A), 2.85%, 5/15/30	250,000	258,940
Goldman Sachs BDC, Inc., 2.875%, 1/15/26	400,000	408,160
Goldman Sachs Group, Inc. (3M USD LIBOR + 1.201%) (C), 3.272%, 9/29/25	500,000	527,679
Host Hotels & Resorts LP, 3.5%, 9/15/30	350,000	361,182
Huntington Bancshares, Inc. (5 year CMT + 1.170%) (A) (C), 2.487%, 8/15/36	700,000	684,278
Huntington National Bank, 3.55%, 10/6/23	500,000	526,018
Intercontinental Exchange, Inc., 3.75%, 9/21/28	250,000	277,375
Iron Mountain, Inc. (A), 4.5%, 2/15/31	250,000	252,500
Jefferies Finance LLC / JFIN Co-Issuer Corp. (A), 5%, 8/15/28	250,000	253,390
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 2.625%, 10/15/31	450,000	441,985
JPMorgan Chase & Co. (SOFR + 2.745%) (C), 4%, 4/1/25	600,000	600,000
JPMorgan Chase & Co. (SOFR + 0.695%) (C), 1.04%, 2/4/27	650,000	631,494
KKR Group Finance Co. VIII LLC (A), 3.5%, 8/25/50	250,000	267,289
Liberty Mutual Group, Inc. (A), 3.95%, 5/15/60	150,000	169,694
M&T Bank Corp., 3.55%, 7/26/23	250,000	261,681
MetLife, Inc., (5 year CMT + 3.576%) (C), 3.85%, 9/15/25	350,000	363,125
Morgan Stanley (SOFR + 1.990%) (C), 2.188%, 4/28/26	175,000	179,134
Morgan Stanley (SOFR + 0.879%) (C), 1.593%, 5/4/27	250,000	247,706
Morgan Stanley, (SOFR + 1.020%) (C), 1.928%, 4/28/32	500,000	476,368
MPT Operating Partnership LP / MPT Finance Corp., 5%, 10/15/27	250,000	262,938
NASDAQ, Inc., 1.65%, 1/15/31	750,000	701,311
Old Republic International Corp., 3.85%, 6/11/51	300,000	328,164
Omega Healthcare Investors, Inc., 3.375%, 2/1/31	250,000	253,795
PNC Bank NA, 2.7%, 10/22/29	250,000	260,906
Prudential Financial, Inc. (5 year CMT + 3.035%) (C), 3.7%, 10/1/50	250,000	257,958
Regions Financial Corp., 1.8%, 8/12/28	500,000	489,278
Royal Bank of Canada (F), 1.15%, 6/10/25	500,000	497,453
SBA Communications Corp., 3.875%, 2/15/27	250,000	257,820
State Street Corp. (SOFR + 1.490%) (C), 3.031%, 11/1/34	250,000	261,652
STORE Capital Corp., 4.5%, 3/15/28	500,000	560,841
Teachers Insurance & Annuity Association of America (A), 3.3%, 5/15/50	300,000	317,474
Truist Bank, 2.25%, 3/11/30	325,000	325,234
Truist Financial Corp., (SOFR + 0.609%) (C), 1.267%, 3/2/27	500,000	492,831
UBS Group AG (5 year CMT + 3.313%) (A) (C) (F), 4.375%, 2/10/31	400,000	397,300
USAA Capital Corp. (A), 2.125%, 5/1/30	175,000	175,405
Wells Fargo & Co., (5 year CMT + 3.453%) (C), 3.9%, 3/15/26	250,000	254,688
Wells Fargo & Co., (SOFR + 2.000%) (C), 2.188%, 4/30/26	350,000	357,684
Wells Fargo & Co., (SOFR + 2.100%) (C), 2.393%, 6/2/28	250,000	254,136
Welltower, Inc., 2.05%, 1/15/29	500,000	492,292
		22,647,617
Health Care - 3.1%
AbbVie, Inc., 3.75%, 11/14/23	400,000	422,661
Centene Corp., 2.45%, 7/15/28	500,000	498,304
Cigna Corp., 4.9%, 12/15/48	500,000	646,548
CVS Health Corp., 5.125%, 7/20/45	500,000	657,228
Health Care Service Corp. A Mutual Legal Reserve Co. (A), 2.2%, 6/1/30	250,000	248,796
Humana, Inc., 1.35%, 2/3/27	250,000	243,485
PerkinElmer, Inc., 0.55%, 9/15/23	425,000	423,683
Royalty Pharma PLC (F), 2.2%, 9/2/30	500,000	484,147
Royalty Pharma PLC (F), 3.55%, 9/2/50	500,000	496,313
STERIS Irish FinCo UnLtd Co. (F), 3.75%, 3/15/51	500,000	548,534
UnitedHealth Group, Inc., 2.3%, 5/15/31	300,000	303,994
UnitedHealth Group, Inc., 3.7%, 8/15/49	250,000	289,123
Viatris, Inc., 2.7%, 6/22/30	400,000	399,911
Zoetis, Inc., 3%, 5/15/50	250,000	261,927
		5,924,654
Industrials - 4.5%
Ashtead Capital, Inc. (A), 2.45%, 8/12/31	600,000	590,443
Ball Corp., 4.875%, 3/15/26	200,000	219,250
Boeing Co., 2.196%, 2/4/26	400,000	401,015
Boeing Co., 3.625%, 2/1/31	350,000	372,918
Boeing Co., 5.805%, 5/1/50	350,000	479,594
Carlisle Cos., Inc., 3.5%, 12/1/24	500,000	530,808
Carrier Global Corp., 3.577%, 4/5/50	200,000	216,410
Howmet Aerospace, Inc., 5.125%, 10/1/24	200,000	220,500
Martin Marietta Materials, Inc., 3.2%, 7/15/51	500,000	512,125
Otis Worldwide Corp., 2.565%, 2/15/30	350,000	357,141
Quanta Services, Inc., 2.9%, 10/1/30	500,000	516,739
Spirit AeroSystems, Inc. (A), 5.5%, 1/15/25	200,000	208,250
Square, Inc. (A), 2.75%, 6/1/26	400,000	404,398
SYNNEX Corp. (A), 1.75%, 8/9/26	500,000	489,654
SYNNEX Corp. (A), 2.65%, 8/9/31	250,000	242,801
Textron, Inc., 2.45%, 3/15/31	250,000	248,885
TransDigm, Inc. (A), 6.25%, 3/15/26	475,000	496,375
Vontier Corp. (A), 1.8%, 4/1/26	300,000	295,260
Vulcan Materials Co., 3.5%, 6/1/30	150,000	163,715
WRKCo, Inc., 3.9%, 6/1/28	700,000	775,817
WRKCo, Inc., 3%, 6/15/33	300,000	311,644
Xylem, Inc., 2.25%, 1/30/31	350,000	350,028
		8,403,770
Information Technology - 2.7%
Analog Devices, Inc. (E), 1.7%, 10/1/28	500,000	497,020
Broadcom, Inc., 4.15%, 11/15/30	238,000	261,627
Broadcom, Inc. (A), 3.187%, 11/15/36	12,000	11,812
Dell International LLC / EMC Corp., 8.35%, 7/15/46	350,000	581,111
HP, Inc. (A), 2.65%, 6/17/31	600,000	590,889
Intuit, Inc., 1.65%, 7/15/30	250,000	242,905
Lam Research Corp., 1.9%, 6/15/30	200,000	198,062
Marvell Technology, Inc. (A), 4.2%, 6/22/23	500,000	525,045
Micron Technology, Inc., 2.497%, 4/24/23	250,000	256,887
NXP BV / NXP Funding LLC / NXP USA, Inc. (A) (F), 3.15%, 5/1/27	200,000	211,227
Oracle Corp., 3.95%, 3/25/51	750,000	812,256
salesforce.com, Inc., 2.9%, 7/15/51	500,000	513,827
VMware, Inc., 2.2%, 8/15/31	500,000	486,867
		5,189,535
Materials - 0.7%
Arconic Corp. (A), 6%, 5/15/25	200,000	209,250
EI du Pont de Nemours and Co., 1.7%, 7/15/25	150,000	152,012
International Flavors & Fragrances, Inc. (A), 3.468%, 12/1/50	500,000	535,265
LYB International Finance III LLC, 3.625%, 4/1/51	400,000	425,314
		1,321,841
Utilities - 1.5%
AES Corp., 1.375%, 1/15/26	750,000	733,777
Berkshire Hathaway Energy Co., 1.65%, 5/15/31	350,000	332,791
Duke Energy Corp., 3.75%, 9/1/46	500,000	543,520

See accompanying Notes to Financial Statements.

26

Madison Funds | October 31, 2021

Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
CORPORATE NOTES AND BONDS - continued
Utilities - continued
Interstate Power & Light Co., 3.5%, 9/30/49	250,000	278,967
NextEra Energy Capital Holdings, Inc., 1.9%, 6/15/28	600,000	593,346
Wisconsin Electric Power Co., 1.7%, 6/15/28	300,000	296,190
		2,778,591
Total Corporate Notes and Bonds (Cost $66,145,985)		69,088,581
FOREIGN CORPORATE BONDS - 0.2%
Consumer Discretionary - 0.2%
Carnival Corp. (A), 5.75%, 3/1/27	200,000	203,560
Delta Air Lines, Inc. / SkyMiles IP Ltd. (A), 4.75%, 10/20/28	250,000	277,812
		481,372
Total Foreign Corporate Bonds (Cost $454,773)		481,372
MORTGAGE BACKED SECURITIES - 10.5%
Fannie Mae - 5.5%
3%, 9/1/30 Pool # 890696	435,512	460,375
3%, 12/1/30 Pool # AL8924	220,152	231,596
7%, 11/1/31 Pool # 607515	4,373	4,873
3.5%, 12/1/31 Pool # MA0919	142,726	151,518
6.5%, 3/1/32 Pool # 631377	16,605	18,677
6.5%, 5/1/32 Pool # 636758	950	1,068
7%, 5/1/32 Pool # 644591	440	457
6.5%, 6/1/32 Pool # 545691	31,157	35,298
3.5%, 8/1/32 Pool # MA3098	198,603	211,658
3.5%, 9/1/32 Pool # MA3126	140,063	149,274
5.5%, 11/1/33 Pool # 555880	36,764	42,083
5%, 5/1/34 Pool # 780890	16,998	19,411
7%, 7/1/34 Pool # 792636	6,683	6,963
4%, 2/1/35 Pool # MA2177	349,263	382,154
5%, 8/1/35 Pool # 829670	39,674	45,271
5%, 9/1/35 Pool # 835699	44,407	49,949
5%, 9/1/35 Pool # 820347	52,142	59,665
3.5%, 12/1/35 Pool # MA2473	338,134	361,870
4.5%, 12/1/35 Pool # 745147	5,428	6,029
5%, 12/1/35 Pool # 850561	13,573	15,506
6%, 11/1/36 Pool # 902510	40,070	47,341
6%, 10/1/37 Pool # 947563	44,561	52,661
6.5%, 12/1/37 Pool # 889072	32,903	38,334
6.5%, 8/1/38 Pool # 987711	88,174	105,245
3%, 11/1/39 Pool # MA3831	151,246	157,924
4%, 9/1/40 Pool # AE3039	361,131	399,083
4%, 1/1/41 Pool # AB2080	259,591	285,981
2.5%, 5/1/41 Pool # MA4334	962,745	993,227
5.5%, 7/1/41 Pool # AL6588	252,075	293,135
4%, 9/1/41 Pool # AJ1406	131,668	144,816
4%, 10/1/41 Pool # AJ4046	352,409	392,234
3.5%, 11/1/41 Pool # AB3867	131,980	143,044
4%, 3/1/42 Pool # AL1998	523,322	578,103
3.5%, 6/1/42 Pool # AO4134	561,983	609,900
3.5%, 8/1/42 Pool # AP2133	274,191	296,405
3%, 9/1/42 Pool # AP6568	60,379	64,265
3.5%, 9/1/42 Pool # AB6228	177,559	191,890
4%, 10/1/42 Pool # AP7363	372,673	411,772
3.5%, 1/1/43 Pool # AQ9326	328,373	357,364
3%, 2/1/43 Pool # AL3072	549,581	585,499
3.5%, 3/1/43 Pool # AT0310	279,846	303,693
3.5%, 4/1/43 Pool # AT2887	246,897	267,919
4%, 1/1/45 Pool # AS4257	86,565	95,330
4.5%, 10/1/46 Pool # MA2783	61,903	67,876
3%, 1/1/47 Pool # BE0108	418,231	444,793
2.5%, 12/1/47 Pool # FM3165	863,952	890,279
		10,471,808
Freddie Mac - 5.0%
4.5%, 2/1/25 Pool # J11722	35,157	36,770
4.5%, 5/1/25 Pool # J12247	75,463	79,235
8%, 6/1/30 Pool # C01005	343	400
6.5%, 1/1/32 Pool # C62333	16,793	18,894
2.5%, 2/1/32 Pool # ZS8641	301,684	314,890
3.5%, 8/1/32 Pool # C91485	167,262	179,056
4%, 5/1/33 Pool # G18693	348,038	371,492
4.5%, 6/1/34 Pool # C01856	210,068	233,562
2.5%, 6/1/35 Pool # RC1421	444,462	462,375
6.5%, 11/1/36 Pool # C02660	4,758	5,556
5.5%, 1/1/37 Pool # G04593	129,017	150,227
5.5%, 11/1/37 Pool # A68787	92,406	108,073
5.5%, 12/1/38 Pool # G05267	216,044	252,663
4.5%, 8/1/39 Pool # G08361	218,512	243,533
3.5%, 11/1/40 Pool # G06168	199,183	215,317
2%, 3/1/41 Pool # RB5105	1,171,173	1,191,930
4%, 10/1/41 Pool # Q04092	386,921	426,343
4.5%, 3/1/42 Pool # G07491	244,263	271,932
3%, 9/1/42 Pool # C04233	320,091	340,812
3%, 2/1/43 Pool # Q15767	230,457	244,387
3%, 4/1/43 Pool # V80025	235,887	251,175
3%, 4/1/43 Pool # V80026	230,374	245,273
3.5%, 8/1/44 Pool # Q27927	259,133	279,466
3%, 7/1/45 Pool # G08653	392,347	414,340
3.5%, 8/1/45 Pool # Q35614	295,084	317,430
3%, 11/1/45 Pool # G08675	323,812	342,557
3%, 1/1/46 Pool # G08686	412,385	435,095
3%, 10/1/46 Pool # G60722	424,133	450,088
3.5%, 11/1/47 Pool # Q52079	367,034	390,142
2.5%, 4/1/48 Pool # QA2240	1,064,019	1,097,047
		9,370,060
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	4,761	5,371
6.5%, 4/20/31 Pool # 3068	2,344	2,693
4%, 4/15/39 Pool # 698089	15,261	16,641
		24,705
Total Mortgage Backed Securities (Cost $19,137,368)		19,866,573

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 31.3%
U.S. Treasury Bonds - 9.5%
6.625%, 2/15/27	2,000,000	2,554,141
5.375%, 2/15/31	1,250,000	1,670,654
4.500%, 5/15/38	1,250,000	1,743,164
2.250%, 5/15/41	3,750,000	3,907,031
3.750%, 8/15/41	1,000,000	1,294,180
3.000%, 5/15/45	1,000,000	1,193,008
3.000%, 5/15/47	750,000	910,518
3.375%, 11/15/48	500,000	652,109
1.250%, 5/15/50	2,250,000	1,899,053
1.875%, 2/15/51	2,000,000	1,964,687
		17,788,545
U.S. Treasury Notes - 21.8%
2.750%, 2/15/24	7,000,000	7,342,891
2.250%, 12/31/24	1,500,000	1,567,266
2.250%, 11/15/25	7,000,000	7,337,695
0.375%, 1/31/26	6,500,000	6,305,254
1.500%, 8/15/26	5,500,000	5,584,434
2.375%, 5/15/27	3,750,000	3,970,312
2.875%, 5/15/28	2,000,000	2,183,984
2.625%, 2/15/29	2,500,000	2,701,953
0.625%, 8/15/30	4,500,000	4,172,520
		41,166,309
Total U.S. Government and Agency Obligations (Cost $57,696,444)		58,954,854

	Shares
SHORT-TERM INVESTMENTS - 5.6%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (H)	9,695,301	9,695,301
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03% (H) (I)	798,413	798,413
Total Short-Term Investments (Cost $10,493,714)		10,493,714
TOTAL INVESTMENTS - 100.0% (Cost $183,680,919**)		188,538,879
NET OTHER ASSETS AND LIABILITIES - 0.0%		23,087
TOTAL NET ASSETS - 100.0%		$188,561,966

**	Aggregate cost for Federal tax purposes was $183,811,642.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Stepped rate security. Rate shown is as of October 31, 2021.
(C)	Floating rate or variable rate note. Rate shown is as of October 31, 2021.
(D)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(E)	All or a portion of these securities, with an aggregate fair value of $782,255, are on loan as part of a securities lending program. See footnote (I) and Note 11 for details on the securities lending program.
(F)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 2.7% of total net assets.
(G)	Restricted. The aggregate cost of such securities is $500,000. The aggregate value is $511,496,representing 0.3% of net assets.
(H)	7-day yield.
(I)	Represents investments of cash collateral received in connection with securities lending.
CMT	Constant Maturity Treasury.
DAC	Designated Activity Company.
FHLMC	Federal Home Loan Mortgage Corp or Freddie Mac.
FREMF	Freddie Mac Multifamily.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
LLC	Limited Liability Company.
LP	Limited Partnership.
PLC	Public Limited Company.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
SOFR30A	30-day SOFR Average.
STACR	Structured Agency Credit Risk.
USD	United States Dollar.

See accompanying Notes to Financial Statements.

27

Madison Funds | October 31, 2021

Madison Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 68.5%
Communication Services - 4.4%
Comcast Corp., Class A	85,950	$4,420,409
Verizon Communications, Inc.	68,300	3,619,217
		8,039,626
Consumer Discretionary - 6.3%
Home Depot, Inc.	13,700	5,092,838
McDonald’s Corp.	17,600	4,321,680
Starbucks Corp.	20,650	2,190,346
		11,604,864
Consumer Staples - 7.2%
Archer-Daniels-Midland Co.	30,000	1,927,200
Coca-Cola Co.	35,150	1,981,405
Colgate-Palmolive Co.	23,100	1,759,989
Hershey Co.	8,150	1,429,103
PepsiCo, Inc.	21,800	3,522,880
Procter & Gamble Co.	18,250	2,609,567
		13,230,144
Energy - 3.1%
Baker Hughes Co.	120,500	3,022,140
EOG Resources, Inc.	29,400	2,718,324
		5,740,464
Financials - 13.1%
Aflac, Inc.	44,300	2,377,581
BlackRock, Inc.	4,975	4,693,713
CME Group, Inc.	11,850	2,613,517
JPMorgan Chase & Co.	23,275	3,954,190
Northern Trust Corp.	34,600	4,257,184
Travelers Cos., Inc.	26,125	4,202,990
U.S. Bancorp	34,550	2,085,784
		24,184,959
Health Care - 11.3%
AmerisourceBergen Corp.	16,250	1,982,825
Bristol-Myers Squibb Co.	73,450	4,289,480
CVS Health Corp.	43,350	3,870,288
Johnson & Johnson	26,350	4,291,888
Medtronic PLC	21,800	2,612,948
Pfizer, Inc.	87,800	3,840,372
		20,887,801
Industrials - 6.9%
3M Co.	14,650	2,617,662
Emerson Electric Co.	23,200	2,250,632
Fastenal Co.	49,000	2,796,920
Honeywell International, Inc.	6,000	1,311,720
PACCAR, Inc.	15,000	1,344,300
Union Pacific Corp.	9,875	2,383,825
		12,705,059
Information Technology - 9.7%
Analog Devices, Inc.	15,475	2,684,758
Automatic Data Processing, Inc.	7,550	1,694,899
Cisco Systems, Inc.	80,600	4,511,182
Oracle Corp.	23,900	2,292,966
Paychex, Inc.	23,075	2,844,686
Texas Instruments, Inc.	20,150	3,777,722
		17,806,213
Materials - 3.4%
Linde PLC	7,100	2,266,320
Nucor Corp.	36,400	4,064,060
		6,330,380
Real Estate - 1.5%
American Tower Corp., REIT	9,700	2,735,109
Utilities - 1.6%
Dominion Energy, Inc.	40,000	3,037,200

Total Common Stocks
(Cost $84,599,716)		126,301,819

	Par Value
ASSET BACKED SECURITIES - 1.2%
CCG Receivables Trust, Series 2020-1, Class A2 (A), 0.54%, 12/14/27	$250,800	251,135
Chesapeake Funding II LLC, Series 2018-3A, Class B (A), 3.62%, 1/15/31	100,000	101,547
Chesapeake Funding II LLC, Series 2020-1A, Class A1 (A), 0.87%, 8/16/32	68,697	68,921
CNH Equipment Trust, Series 2019-A, Class A4, 3.22%, 1/15/26	130,000	133,863
Dell Equipment Finance Trust, Series 2019-2, Class A3 (A), 1.91%, 10/22/24	190,257	191,498
Donlen Fleet Lease Funding LLC, Series 2021-2, Class A2 (A), 0.56%, 12/11/34	150,000	149,976
Enterprise Fleet Financing LLC, Series 2019-3, Class A2 (A), 2.06%, 5/20/25	141,101	142,574
GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class B, 2.87%, 10/16/24	150,000	153,692
GreatAmerica Leasing Receivables Funding LLC, Series 2020-1, Class A2 (A), 1.76%, 6/15/22	11,899	11,915
JPMorgan Chase Bank NA, Series 2021-2, Class B (A), 0.889%, 12/26/28	237,447	236,780
JPMorgan Chase Bank NA, Series 2021-3, Class C (A), 0.86%, 2/26/29	222,844	222,132
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class A3 (A), 0.46%, 8/15/24	235,947	236,141
Santander Revolving Auto Loan Trust, Series 2019-A, Class C (A), 3%, 1/26/32	150,000	156,151
Verizon Owner Trust, Series 2018-A, Class A1A, 3.23%, 4/20/23	21,359	21,434
Verizon Owner Trust, Series 2020-A, Class B, 1.98%, 7/22/24	100,000	101,836
Wheels SPV LLC, Series 2019-1A, Class A2 (A), 2.3%, 5/22/28	17,828	17,908

Total Asset Backed Securities
(Cost $2,191,472)		2,197,503
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.5%
CIM Trust (A), 2.5%, 4/25/51	168,361	170,692
Fannie Mae REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	95,559	102,033
Fannie Mae REMICS, Series 2011-36, Class QB, 4%, 5/25/31	133,917	145,183
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	46,884	53,857
Fannie Mae REMICS, Series 2020-44, Class TI, IO, 5.5%, 12/25/35	1,134,546	204,009
Fannie Mae REMICS, Series 2016-21, Class BA, 3%, 3/25/42	51,564	52,254
Flagstar Mortgage Trust, Series 2021-9INV, Class A1 (A) (B) (C), 2.5%, 9/25/41	98,026	100,576
Freddie Mac REMICS, Series 3187, Class Z, 5%, 7/15/36	122,602	136,885
Freddie Mac STACR REMIC Trust, Series 2021-DNA3, Class M1, (SOFR30A + 0.750%) (A) (B), 0.799%, 10/25/33	225,000	225,136
Freddie Mac STACR REMIC Trust, Series 2021-DNA5, Class M1, (SOFR30A + 0.650%) (A) (B), 0.699%, 1/25/34	55,418	55,451
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class A2 (A) (B) (C), 2.5%, 5/25/51	211,808	213,501
JPMorgan Mortgage Trust, Series 2019-7, Class A3 (A) (B) (C), 3.5%, 2/25/50	51,244	52,015
JPMorgan Mortgage Trust, Series 2021-1, Class A3 (A) (B) (C), 2.5%, 6/25/51	236,989	239,405
JPMorgan Mortgage Trust, Series 2021-6, Class A4 (A) (B) (C), 2.5%, 10/25/51	319,623	324,743
JPMorgan Wealth Management, Series 2020-ATR1, Class A3 (A) (B) (C), 3%, 2/25/50	79,472	80,867
Onslow Bay Mortgage Loan Trust, Series 2015-1, Class 2A4 (A) (B) (C), 2.945%, 11/25/45	52,753	54,273
PSMC Trust, Series 2019-2, Class A1 (A) (B) (C), 3.5%, 10/25/49	9,246	9,286
PSMC Trust, Series 2021-1, Class A11 (A) (B) (C), 2.5%, 3/25/51	239,671	243,510
Sequoia Mortgage Trust, Series 2013-7, Class A2 (B) (C), 3%, 6/25/43	183,710	184,698
Towd Point HE Trust, Series 2021-HE1, Class A1 (A) (B) (C), 0.918%, 2/25/63	161,401	161,062
Wells Fargo Mortgage Backed Securities Trust, Series 2019-2, Class A1 (A) (B) (C), 4%, 4/25/49	56,081	56,189

Total Collateralized Mortgage Obligations
(Cost $2,827,349)		2,865,625
COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.1%
Fannie Mae-Aces, Series 2013-M12, Class APT (B) (C), 2.405%, 3/25/23	201,222	204,437
Fannie Mae-Aces, Series 2017-M15, Class A1 (B) (C), 2.959%, 9/25/27	344,322	362,430
Fannie Mae-Aces, Series 2017-M15, Class ATS2 (B) (C), 3.14%, 11/25/27	250,000	264,096
FHLMC Multifamily Structured Pass Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	203,724	214,676
FHLMC Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	600,000	653,142
FREMF Mortgage Trust, Series 2015-K721, Class B (A) (B) (C), 3.562%, 11/25/47	250,000	255,492
GSAMP Trust, Series 2006-S5, Class M5 (C), 7.488% 10/31/6	534,000	-

Total Commercial Mortgage-Backed Securities
(Cost $1,856,722)		1,954,273
CORPORATE NOTES AND BONDS - 12.3%
Communication Services - 1.6%
Amazon.com, Inc., 1.65%, 5/12/28	350,000	348,890
AT&T, Inc., 2.25%, 2/1/32	150,000	144,709
AT&T, Inc., 4.75%, 5/15/46	200,000	243,136
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 4.464%, 7/23/22	200,000	204,071
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 3.85%, 4/1/61	100,000	96,572
Comcast Corp., 4.15%, 10/15/28	275,000	313,931
Discovery Communications LLC, 5%, 9/20/37	250,000	297,957
eBay, Inc., 1.9%, 3/11/25	50,000	50,984
eBay, Inc., 2.6%, 5/10/31	250,000	253,037
Expedia Group, Inc., 3.25%, 2/15/30	200,000	205,693
T-Mobile USA, Inc., 2.625%, 4/15/26	100,000	101,513

See accompanying Notes to Financial Statements.

28

Madison Funds | October 31, 2021

Madison Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
CORPORATE NOTES AND BONDS - continued
Communication Services - continued
Verizon Communications, Inc., 4.329%, 9/21/28	331,000	377,999
Verizon Communications, Inc., 3.875%, 2/8/29	100,000	111,485
Verizon Communications, Inc., 3.7%, 3/22/61	200,000	216,472
		2,966,449
Consumer Discretionary - 0.9%
7-Eleven, Inc. (A), 1.8%, 2/10/31	100,000	94,935
Hilton Domestic Operating Co., Inc. (A), 5.375%, 5/1/25	100,000	104,245
Home Depot, Inc., 3.35%, 4/15/50	100,000	111,081
Lowe’s Cos., Inc., 3%, 10/15/50	250,000	250,039
McDonald’s Corp., 2.125%, 3/1/30	50,000	50,106
McDonald’s Corp., 4.875%, 12/9/45	300,000	390,625
Picasso Finance Sub, Inc. (A), 6.125%, 6/15/25	90,000	94,725
Southwest Airlines Co., 5.25%, 5/4/25	50,000	56,061
Southwest Airlines Co., 5.125%, 6/15/27	200,000	230,809
Tractor Supply Co., 1.75%, 11/1/30	125,000	119,128
Vail Resorts, Inc. (A), 6.25%, 5/15/25	100,000	105,330
		1,607,084
Consumer Staples - 0.5%
Conagra Brands, Inc., 0.5%, 8/11/23	150,000	149,348
Hormel Foods Corp., 1.8%, 6/11/30	100,000	98,097
Keurig Dr Pepper, Inc., 3.8%, 5/1/50	75,000	84,568
Mars, Inc. (A), 2.375%, 7/16/40	250,000	241,308
Mars, Inc. (A), 3.95%, 4/1/49	200,000	243,882
Performance Food Group, Inc. (A), 5.5%, 10/15/27	50,000	52,125
Sysco Corp., 5.95%, 4/1/30	67,000	84,963
		954,291

Energy - 2.0%
BP Capital Markets America, Inc., 3.119%, 5/4/26	200,000	214,080
ConocoPhillips Co., 4.15%, 11/15/34	129,000	147,301
Eastern Gas Transmission & Storage, Inc. (A), 3%, 11/15/29	150,000	156,054
Energy Transfer LP, 5.25%, 4/15/29	75,000	87,151
Enterprise Products Operating LLC, 3.75%, 2/15/25	300,000	323,007
Exxon Mobil Corp., 4.114%, 3/1/46	225,000	269,746
Kinder Morgan, Inc., 5.55%, 6/1/45	200,000	256,953
Marathon Petroleum Corp., 4.7%, 5/1/25	100,000	110,497
MPLX LP (D), 4.8%, 2/15/29	150,000	172,830
MPLX LP, 2.65%, 8/15/30	100,000	99,579
Occidental Petroleum Corp., 3.5%, 8/15/29	100,000	101,500
Phillips 66, 2.15%, 12/15/30	200,000	193,417
Phillips 66, 4.65%, 11/15/34	250,000	294,428
Pioneer Natural Resources Co., 2.15%, 1/15/31	75,000	72,354
Sabine Pass Liquefaction LLC, 4.5%, 5/15/30	200,000	228,004
Schlumberger Holdings Corp. (A), 4%, 12/21/25	20,000	21,792
Schlumberger Holdings Corp. (A), 3.9%, 5/17/28	292,000	319,937
Valero Energy Corp., 6.625%, 6/15/37	250,000	340,427
Valero Energy Partners LP, 4.5%, 3/15/28	300,000	337,190
		3,746,247
Financials - 3.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (E), 1.75%, 1/30/26	150,000	147,599
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (E), 4.625%, 10/15/27	150,000	166,963
Air Lease Corp., 1.875%, 8/15/26	100,000	98,966
Avolon Holdings Funding Ltd. (A) (E), 2.125%, 2/21/26	150,000	148,313
Bank of America Corp. (3M USD LIBOR + 1.090%) (B), 3.093%, 10/1/25	400,000	420,544
Bank of America Corp. (SOFR + 0.910%) (B), 1.658%, 3/11/27	200,000	199,099
Bank of America Corp. (SOFR + 1.370%) (B), 1.922%, 10/24/31	150,000	143,142
Bank of Montreal (E), 3.3%, 2/5/24	110,000	116,012
Belrose Funding Trust (A), 2.33%, 8/15/30	100,000	98,538
Capital One Financial Corp., 3.3%, 10/30/24	200,000	212,484
Capital One Financial Corp. (5 year CMT + 3.157%) (B), 3.95%, 9/1/26	250,000	254,062
Cboe Global Markets, Inc., 3.65%, 1/12/27	130,000	142,465
Charles Schwab Corp. (10 year CMT + 3.079%) (B), 4%, 12/1/30	175,000	177,625
Empower Finance LP (A), 3.075%, 9/17/51	100,000	104,146
Fifth Third Bancorp, 2.55%, 5/5/27	125,000	129,874
Goldman Sachs BDC, Inc. (D), 2.875%, 1/15/26	100,000	102,040
Goldman Sachs Group, Inc. (3M USD LIBOR + 1.201%) (B), 3.272%, 9/29/25	350,000	369,375
Healthpeak Properties, Inc., 3.25%, 7/15/26	100,000	106,997
Host Hotels & Resorts LP, 3.5%, 9/15/30	100,000	103,195
Huntington Bancshares, Inc. (5 year CMT + 1.170%) (A) (B), 2.487%, 8/15/36	200,000	195,508
Iron Mountain, Inc. (A), 4.5%, 2/15/31	50,000	50,500
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 2.625%, 10/15/31	125,000	122,773
JPMorgan Chase & Co., Series II, (SOFR + 2.745%) (B), 4%, 4/1/25	250,000	250,000
JPMorgan Chase & Co. (SOFR + 0.695%) (B), 1.04%, 2/4/27	200,000	194,306
KKR Group Finance Co. VIII LLC (A), 3.5%, 8/25/50	125,000	133,644
Liberty Mutual Group, Inc. (A), 3.95%, 5/15/60	25,000	28,282
Markel Corp. (5 year CMT + 5.662%) (B), 6%, 6/1/25	100,000	110,000
Morgan Stanley, 3.875%, 1/27/26	100,000	109,175
Morgan Stanley, (SOFR + 0.879%) (B), 1.593%, 5/4/27	100,000	99,082
Morgan Stanley, (SOFR + 1.020%) (B), 1.928%, 4/28/32	250,000	238,184
NASDAQ, Inc. (D), 1.65%, 1/15/31	250,000	233,770
Omega Healthcare Investors, Inc., 3.375%, 2/1/31	100,000	101,518
PNC Financial Services Group, Inc., 3.45%, 4/23/29	300,000	330,147
Prudential Financial, Inc. (5 year CMT + 3.035%) (B), 3.7%, 10/1/50	125,000	128,979
STORE Capital Corp., 4.5%, 3/15/28	100,000	112,168
Synchrony Financial, 3.7%, 8/4/26	150,000	161,221
Teachers Insurance & Annuity Association of America (A), 3.3%, 5/15/50	100,000	105,825
Truist Bank, 2.25%, 3/11/30	50,000	50,036
Truist Financial Corp., 2.85%, 10/26/24	200,000	210,618
Truist Financial Corp., (SOFR + 0.609%) (B), 1.267%, 3/2/27	200,000	197,133
UBS Group AG (5 year CMT + 3.313%) (A) (B) (E), 4.375%, 2/10/31	200,000	198,650
Wells Fargo & Co. (5 year CMT + 3.453%) (B), 3.9%, 3/15/26	100,000	101,875
Wells Fargo & Co., (SOFR + 2.100%) (B), 2.393%, 6/2/28	100,000	101,654
Welltower, Inc., 2.05%, 1/15/29	100,000	98,458
		6,904,945
Health Care - 1.2%
Anthem, Inc., 2.375%, 1/15/25	50,000	51,761
Centene Corp., 2.45%, 7/15/28	150,000	149,491
Cigna Corp., 4.375%, 10/15/28	50,000	57,341
CVS Health Corp., 5.125%, 7/20/45	250,000	328,614
Health Care Service Corp. A Mutual Legal Reserve Co. (A), 2.2%, 6/1/30	50,000	49,759
PerkinElmer, Inc., 0.55%, 9/15/23	250,000	249,226
Royalty Pharma PLC (E), 2.2%, 9/2/30	250,000	242,074
Royalty Pharma PLC (E), 3.55%, 9/2/50	250,000	248,156
STERIS Irish FinCo UnLtd Co. (E), 3.75%, 3/15/51	150,000	164,560
UnitedHealth Group, Inc., 3.7%, 8/15/49	50,000	57,825
Viatris, Inc., 2.7%, 6/22/30	125,000	124,972
Zoetis, Inc., 3%, 9/12/27	350,000	373,783
Zoetis, Inc., 3%, 5/15/50	100,000	104,771
		2,202,333
Industrials - 1.0%
Ashtead Capital, Inc. (A), 2.45%, 8/12/31	125,000	123,009
Boeing Co., 2.196%, 2/4/26	100,000	100,254
Boeing Co., 3.625%, 2/1/31	125,000	133,185
Boeing Co., 5.805%, 5/1/50	50,000	68,513
Martin Marietta Materials, Inc., 3.2%, 7/15/51	200,000	204,850
Otis Worldwide Corp., 2.565%, 2/15/30	125,000	127,550
Quanta Services, Inc., 2.9%, 10/1/30	150,000	155,022
Square, Inc. (A), 2.75%, 6/1/26	100,000	101,100
SYNNEX Corp. (A), 2.65%, 8/9/31	50,000	48,560
Textron, Inc., 2.45%, 3/15/31	100,000	99,554
TransDigm, Inc. (A), 6.25%, 3/15/26	75,000	78,375
Vulcan Materials Co., 3.5%, 6/1/30	100,000	109,143
WRKCo, Inc., 3.9%, 6/1/28	250,000	277,078
Xylem, Inc., 2.25%, 1/30/31	150,000	150,012
		1,776,205
Information Technology - 0.8%
Broadcom, Inc., 4.15%, 11/15/30	190,000	208,862
Broadcom, Inc. (A), 3.187%, 11/15/36	10,000	9,843
Citrix Systems, Inc., 4.5%, 12/1/27	55,000	59,606
Dell International LLC / EMC Corp., 8.35%, 7/15/46	75,000	124,524
HP, Inc. (A), 2.65%, 6/17/31	200,000	196,963
Intel Corp., 3.734%, 12/8/47	272,000	307,357
Intuit, Inc., 1.65%, 7/15/30	125,000	121,452
Micron Technology, Inc., 2.497%, 4/24/23	100,000	102,755
Oracle Corp., 3.95%, 3/25/51	150,000	162,451
salesforce.com, Inc., 2.9%, 7/15/51	100,000	102,765
		1,396,578
Materials - 0.3%
DuPont de Nemours, Inc., 4.725%, 11/15/28	180,000	210,557
EI du Pont de Nemours and Co., 1.7%, 7/15/25	50,000	50,671
International Flavors & Fragrances, Inc. (A), 1.832%, 10/15/27	250,000	246,747
		507,975
Utilities - 0.3%
AES Corp., 1.375%, 1/15/26	250,000	244,592
Berkshire Hathaway Energy Co., 1.65%, 5/15/31	125,000	118,854
Interstate Power & Light Co., 3.5%, 9/30/49	100,000	111,587
Wisconsin Electric Power Co., 1.7%, 6/15/28	100,000	98,730
		573,763

See accompanying Notes to Financial Statements.

29

Madison Funds | October 31, 2021

Madison Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
CORPORATE NOTES AND BONDS - continued
Utilities - continued
Total Corporate Notes and Bonds
(Cost $21,253,686)		22,635,870
LONG TERM MUNICIPAL BONDS - 0.4%
Metropolitan Transportation Authority Revenue, 6.548%, 11/15/31	325,000	415,318
University of Massachusetts Building Authority Revenue, 6.573%, 5/1/39	35,000	35,131
Washington County Hillsboro School District #1J, General Obligation, 4.355%, 6/30/34	200,000	218,350

Total Long Term Municipal Bonds
(Cost $638,782)		668,799
MORTGAGE BACKED SECURITIES - 3.8%
Fannie Mae - 2.2%
3%, 9/1/30 Pool # 890696	91,317	96,530
3%, 12/1/30 Pool # AL8924	146,768	154,397
7%, 11/1/31 Pool # 607515	4,373	4,873
3.5%, 12/1/31 Pool # MA0919	227,381	241,387
7%, 5/1/32 Pool # 644591	704	731
3.5%, 8/1/32 Pool # MA3098	66,201	70,553
3.5%, 9/1/32 Pool # MA3126	56,986	60,733
5.5%, 10/1/33 Pool # 254904	25,675	29,664
7%, 7/1/34 Pool # 792636	4,201	4,377
4%, 2/1/35 Pool # MA2177	151,348	165,600
5%, 8/1/35 Pool # 829670	23,067	26,320
5%, 9/1/35 Pool # 820347	31,102	35,590
5%, 9/1/35 Pool # 835699	27,641	31,091
3%, 12/1/35 Pool # AS6267	111,725	118,878
5%, 12/1/35 Pool # 850561	8,262	9,439
4%, 6/1/36 Pool # AL8618	111,339	121,649
5.5%, 9/1/36 Pool # 831820	42,203	48,690
5.5%, 10/1/36 Pool # 901723	10,995	12,490
5.5%, 12/1/36 Pool # 903059	34,859	39,607
3%, 11/1/39 Pool # MA3831	75,623	78,962
2.5%, 5/1/41 Pool # MA4334	240,686	248,307
4.5%, 7/1/41 Pool # AB3274	73,329	81,702
5.5%, 7/1/41 Pool # AL6588	75,623	87,941
3.5%, 6/1/42 Pool # AO4134	131,715	142,945
4%, 6/1/42 Pool # MA1087	85,343	94,022
3.5%, 8/1/42 Pool # AO8100	46,812	50,781
3.5%, 8/1/42 Pool # AP2133	82,257	88,922
4%, 10/1/42 Pool # AP7363	159,717	176,474
3%, 2/1/43 Pool # AB8486	132,493	140,470
3%, 2/1/43 Pool # AB8563	83,333	88,680
3%, 2/1/43 Pool # AL3072	167,784	178,749
3%, 3/1/43 Pool # AB8818	127,554	135,743
3.5%, 3/1/43 Pool # AT0310	79,956	86,770
4%, 1/1/45 Pool # MA2145	138,362	151,081
4%, 1/1/45 Pool # AS4257	45,561	50,174
4.5%, 2/1/45 Pool # MA2193	77,289	84,697
3.5%, 12/1/45 Pool # AS6309	61,812	66,325
3%, 1/1/47 Pool # BE0108	139,410	148,264
2.5%, 12/1/47 Pool # FM3165	287,984	296,760
3.5%, 12/1/47 Pool # MA3210	153,898	163,598
4%, 7/1/48 Pool # MA3415	42,700	45,669
		3,959,635
Freddie Mac - 1.6%
4.5%, 2/1/25 Pool # J11722	8,789	9,192
4.5%, 5/1/25 Pool # J12247	8,085	8,489
8%, 6/1/30 Pool # C01005	634	739
6.5%, 1/1/32 Pool # C62333	25,190	28,341
2.5%, 2/1/32 Pool # ZS8641	201,123	209,927
2.5%, 6/1/35 Pool # RC1421	148,154	154,125
4.5%, 8/1/39 Pool # G08361	109,256	121,766
3.5%, 11/1/40 Pool # G06168	105,657	114,216
2%, 3/1/41 Pool # RB5105	468,469	476,772
4.5%, 9/1/41 Pool # Q03516	66,550	74,432
4%, 10/1/41 Pool # Q04092	91,454	100,772
3%, 8/1/42 Pool # G08502	89,569	95,393
3%, 9/1/42 Pool # C04233	58,932	62,747
3%, 4/1/43 Pool # V80025	157,258	167,450
3%, 4/1/43 Pool # V80026	153,582	163,515
3.5%, 8/1/44 Pool # Q27927	200,828	216,586
3%, 7/1/45 Pool # G08653	130,782	138,113
3.5%, 8/1/45 Pool # Q35614	147,542	158,715
3%, 10/1/46 Pool # G60722	137,843	146,279
4%, 3/1/47 Pool # Q46801	69,633	75,113
3.5%, 12/1/47 Pool # Q52955	184,368	196,132
2.5%, 4/1/48 Pool # QA2240	236,449	243,788
		2,962,602
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	6,665	7,519
6.5%, 4/20/31 Pool # 3068	3,906	4,488
		12,007

Total Mortgage Backed Securities
(Cost $6,700,272)		6,934,244
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.1%
U.S. Treasury Bonds - 2.3%
6.625%, 2/15/27	700,000	893,949
2.250%, 5/15/41	250,000	260,469
3.750%, 8/15/41	400,000	517,672
3.000%, 5/15/42	550,000	644,467
2.500%, 2/15/45	500,000	547,109
2.500%, 5/15/46	200,000	220,375
3.000%, 2/15/48	250,000	304,180
1.250%, 5/15/50	500,000	422,012
1.875%, 2/15/51	500,000	491,172
		4,301,405
U.S. Treasury Notes - 6.8%
1.375%, 9/30/23	1,000,000	1,016,914
2.250%, 12/31/24	250,000	261,211
2.000%, 8/15/25	2,500,000	2,595,117
2.250%, 11/15/25	2,500,000	2,620,606
0.375%, 1/31/26	1,000,000	970,039
1.500%, 8/15/26	2,000,000	2,030,703
0.375%, 9/30/27	1,000,000	945,586
2.875%, 5/15/28	750,000	818,994
0.625%, 8/15/30	1,250,000	1,159,033
		12,418,203

Total U.S. Government and Agency Obligations
(Cost $16,457,106)		16,719,608

SHORT-TERM INVESTMENTS - 2.1%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (F)	3,622,134	3,622,134
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03% (F) (G)	355,058	355,058

Total Short-Term Investments
(Cost $3,977,192)		3,977,192

TOTAL INVESTMENTS - 100.0% (Cost $140,502,297**)		184,254,933
NET OTHER ASSETS AND LIABILITIES - 0.0%		(24,574)
TOTAL NET ASSETS - 100.0%		$184,230,359

**	Aggregate cost for Federal tax purposes was $140,667,422.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Floating rate or variable rate note. Rate shown is as of October 31, 2021.
(C)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(D)	All or a portion of these securities, with an aggregate fair value of $347,764, are on loan as part of a securities lending program. See footnote (G) and Note 11 for details on the securities lending program.
(E)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.8% of total net assets.
(F)	7-day yield.
(G)	Represents investments of cash collateral received in connection with securities lending.
CMT	Constant Maturity Treasury.
DAC	Designated Activity Company.
FHLMC	Federal Home Loan Mortgage Corp or Freddie Mac.
FREMF	Freddie Mac Multifamily.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
LLC	Limited Liability Company.
LP	Limited Partnership.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
SOFR30A	30-day SOFR Average.
STACR	Structured Agency Credit Risk.
USD	United States Dollar.

See accompanying Notes to Financial Statements.

30

Madison Funds | October 31, 2021

Madison Covered Call & Equity Income Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 72.3%
Communication Services - 9.0%
Comcast Corp., Class A (A)	62,500	$3,214,375
Lumen Technologies, Inc.	189,000	2,241,540
T-Mobile U.S., Inc. *	23,500	2,703,205
		8,159,120
Consumer Discretionary - 7.5%
Las Vegas Sands Corp. * (A)	69,500	2,697,295
Nordstrom, Inc. * (A)	53,000	1,522,690
TJX Cos., Inc. (A)	39,500	2,586,855
		6,806,840
Consumer Staples - 6.1%
Archer-Daniels-Midland Co. (A)	15,000	963,600
Constellation Brands, Inc., Class A (A)	10,500	2,276,505
JM Smucker Co. (A)	18,700	2,297,482
		5,537,587
Energy - 13.3%
APA Corp. (A)	52,600	1,378,646
Baker Hughes Co.	96,300	2,415,204
EOG Resources, Inc. (A)	27,000	2,496,420
Range Resources Corp. * (A)	202,200	4,715,304
Transocean Ltd. *	295,000	1,041,350
		12,046,924
Financials - 1.5%
Aflac, Inc. (A)	25,000	1,341,750

Health Care - 14.6%
Abbott Laboratories (A)	12,000	1,546,680
Baxter International, Inc. (A)	37,500	2,961,000
CVS Health Corp. (A)	48,200	4,303,296
Gilead Sciences, Inc. (A)	38,500	2,497,880
Stryker Corp. (A)	7,200	1,915,704
		13,224,560
Industrials - 3.5%
3M Co. (A)	7,000	1,250,760
FedEx Corp. (A)	4,000	942,120
Jacobs Engineering Group, Inc. (A)	7,000	982,940
		3,175,820
Information Technology - 8.9%
Fiserv, Inc. * (A)	35,000	3,447,150
PayPal Holdings, Inc. * (A)	12,700	2,953,893
Visa, Inc., Class A (A)	8,000	1,694,160
		8,095,203
Materials - 4.1%
Barrick Gold Corp.	131,000	2,406,470
Newmont Corp. (A)	25,000	1,350,000
		3,756,470
Utilities - 3.8%
AES Corp. (A)	96,000	2,412,480
NextEra Energy, Inc. (A)	12,000	1,023,960
		3,436,440
Total Common Stocks (Cost $78,166,463)		65,580,714
EXCHANGE TRADED FUNDS - 1.8%
Stock Funds - 1.8%
VanEck Gold Miners ETF (A)	49,800	1,579,158
Total Exchange Traded Funds (Cost $1,945,372)		1,579,158
SHORT-TERM INVESTMENTS - 34.4%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (B)	31,200,172	31,200,172

Total Short-Term Investments (Cost $31,200,172)		31,200,172

TOTAL INVESTMENTS - 108.5% (Cost $111,312,007**)		98,360,044
NET OTHER ASSETS AND LIABILITIES - (6.3%)		(5,676,936)

TOTAL CALL OPTIONS WRITTEN - (2.2%)		(2,009,555)
TOTAL NET ASSETS - 100.0%		$90,673,553

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $111,937,113.
(A)	All or a portion of these securities’ positions, with a value of $56,352,103, represent covers (directly or through conversion rights) for outstanding options written.
(B)	7-day yield.
ETF	Exchange Traded Fund.

Written Option Contracts Outstanding at October 31, 2021

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums (Received)	Unrealized Appreciation (Depreciation)
Call Options Written
3M Co.	$190.00	12/17/21	(70)	$(1,330,000)	$(5,110)	$(16,028)	$10,918
Abbott Laboratories	120.00	12/17/21	(120)	(1,440,000)	(120,300)	(29,844)	(90,456)
AES Corp.	25.00	01/21/22	(960)	(2,400,000)	(127,200)	(87,885)	(39,315)
Aflac, Inc.	55.00	12/17/21	(27)	(148,500)	(2,362)	(3,077)	715
APA Corp.	28.50	11/19/21	(263)	(749,550)	(14,596)	(22,583)	7,987
Archer-Daniels-Midland Co.	65.00	01/21/22	(150)	(975,000)	(31,875)	(19,971)	(11,904)
Baxter International, Inc.	80.00	11/19/21	(155)	(1,240,000)	(13,950)	(22,315)	8,365
Baxter International, Inc.	82.50	12/17/21	(48)	(396,000)	(4,320)	(5,859)	1,539
Baxter International, Inc.	85.00	01/21/22	(172)	(1,462,000)	(15,050)	(40,242)	25,192
Comcast Corp.	57.50	12/17/21	(230)	(1,322,500)	(5,060)	(20,550)	15,490
Comcast Corp.	57.50	01/21/22	(235)	(1,351,250)	(12,807)	(29,823)	17,016
Constellation Brands, Inc.	225.00	12/17/21	(105)	(2,362,500)	(26,775)	(32,983)	6,208
CVS Health Corp.	90.00	01/21/22	(482)	(4,338,000)	(175,930)	(96,750)	(79,180)
EOG Resources, Inc.	100.00	12/17/21	(270)	(2,700,000)	(67,095)	(79,446)	12,351
FedEx Corp.	250.00	11/19/21	(40)	(1,000,000)	(3,880)	(13,989)	10,109
Fiserv, Inc.	105.00	12/17/21	(175)	(1,837,500)	(25,288)	(23,308)	(1,980)
Gilead Sciences, Inc.	70.00	12/17/21	(177)	(1,239,000)	(9,204)	(22,843)	13,639
Gilead Sciences, Inc.	72.50	01/21/22	(208)	(1,508,000)	(14,040)	(28,907)	14,867
Jacobs Engineering Group, Inc.	150.00	12/17/21	(70)	(1,050,000)	(13,125)	(11,828)	(1,297)
JM Smucker Co.	130.00	01/21/22	(187)	(2,431,000)	(39,738)	(50,505)	10,767
Las Vegas Sands Corp.	40.00	11/19/21	(350)	(1,400,000)	(36,400)	(59,138)	22,738
Las Vegas Sands Corp.	45.00	12/17/21	(345)	(1,552,500)	(19,665)	(23,777)	4,112
Newmont Corp.	57.50	01/21/22	(179)	(1,029,250)	(24,344)	(30,318)	5,974
NextEra Energy, Inc.	80.00	12/17/21	(120)	(960,000)	(70,800)	(27,476)	(43,324)
Nordstrom, Inc.	32.50	12/17/21	(100)	(325,000)	(10,200)	(11,423)	1,223
Nordstrom, Inc.	32.50	01/21/22	(430)	(1,397,500)	(64,930)	(81,475)	16,545
PayPal Holdings, Inc.	250.00	12/17/21	(127)	(3,175,000)	(70,485)	(76,072)	5,587
Range Resources Corp.	20.00	12/17/21	(1,011)	(2,022,000)	(422,093)	(176,464)	(245,629)
Range Resources Corp.	20.00	1/21/22	(1,011)	(2,022,000)	(477,698)	(173,495)	(304,203)
Stryker Corp.	280.00	11/19/21	(40)	(1,120,000)	(5,100)	(7,450)	2,350
Stryker Corp.	280.00	1/21/22	(32)	(896,000)	(17,920)	(15,007)	(2,913)
TJX Cos., Inc.	67.50	11/19/21	(195)	(1,316,250)	(18,135)	(16,511)	(1,624)
TJX Cos., Inc.	67.50	12/17/21	(200)	(1,350,000)	(29,000)	(24,573)	(4,427)
VanEck Gold Miners ETF	33.00	11/19/21	(250)	(825,000)	(9,250)	(10,992)	1,742
VanEck Gold Miners ETF	35.00	1/21/22	(65)	(227,500)	(4,030)	(4,159)	129
Visa, Inc.	240.00	11/19/21	(80)	(1,920,000)	(1,800)	(16,043)	14,243
Total Options Written, at Value					$(2,009,555)	$(1,413,109)	$(596,446)

See accompanying Notes to Financial Statements.

31

Madison Funds | October 31, 2021

Madison Dividend Income Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 98.5%
Communication Services - 6.2%
Comcast Corp., Class A	213,400	$10,975,162
Verizon Communications, Inc.	169,700	8,992,403
		19,967,565
Consumer Discretionary - 9.0%
Home Depot, Inc.	34,400	12,787,856
McDonald’s Corp.	44,500	10,926,975
Starbucks Corp.	51,300	5,441,391
		29,156,222
Consumer Staples - 10.2%
Archer-Daniels-Midland Co.	76,200	4,895,088
Coca-Cola Co.	87,400	4,926,738
Colgate-Palmolive Co.	53,100	4,045,689
Hershey Co.	20,400	3,577,140
PepsiCo, Inc.	54,800	8,855,680
Procter & Gamble Co.	46,600	6,663,334
		32,963,669
Energy - 4.5%
Baker Hughes Co.	304,400	7,634,352
EOG Resources, Inc.	74,700	6,906,762
		14,541,114
Financials - 19.0%
Aflac, Inc.	113,300	6,080,811
BlackRock, Inc.	12,600	11,887,596
CME Group, Inc.	30,000	6,616,500
JPMorgan Chase & Co.	59,400	10,091,466
Northern Trust Corp.	87,000	10,704,480
Travelers Cos., Inc.	66,600	10,714,608
U.S. Bancorp	88,000	5,312,560
		61,408,021
Health Care - 16.3%
AmerisourceBergen Corp.	41,300	5,039,426
Bristol-Myers Squibb Co.	182,500	10,658,000
CVS Health Corp.	110,300	9,847,584
Johnson & Johnson	65,400	10,652,352
Medtronic PLC	55,300	6,628,258
Pfizer, Inc.	224,600	9,824,004
		52,649,624
Industrials - 9.9%
3M Co.	36,500	6,521,820
Emerson Electric Co.	59,100	5,733,291
Fastenal Co.	124,700	7,117,876
Honeywell International, Inc.	14,800	3,235,576
PACCAR, Inc.	37,500	3,360,750
Union Pacific Corp.	24,600	5,938,440
		31,907,753
Information Technology - 14.0%
Analog Devices, Inc.	40,000	6,939,600
Automatic Data Processing, Inc.	19,500	4,377,555
Cisco Systems, Inc.	203,500	11,389,895
Oracle Corp.	59,000	5,660,460
Paychex, Inc.	58,600	7,224,208
Texas Instruments, Inc.	51,300	9,617,724
		45,209,442
Materials - 4.9%
Linde PLC	18,200	5,809,440
Nucor Corp.	91,300	10,193,645
		16,003,085
Real Estate - 2.2%
American Tower Corp., REIT	24,700	6,964,659

Utilities - 2.3%
Dominion Energy, Inc.	99,400	7,547,442

Total Common Stocks (Cost $235,102,887)		318,318,596
SHORT-TERM INVESTMENTS - 1.4%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (A)	4,563,775	4,563,775

Total Short-Term Investments (Cost $4,563,775)		4,563,775

TOTAL INVESTMENTS - 99.9% (Cost $239,666,662**)		322,882,371
NET OTHER ASSETS AND LIABILITIES - 0.1%		335,710
TOTAL NET ASSETS - 100.0%		$323,218,081

**	Aggregate cost for Federal tax purposes was $240,010,912.
(A)	7-day yield.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

Madison Investors Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 95.0%
Communication Services - 10.0%
Alphabet Inc., Class C *	7,709	$22,860,346
Liberty Broadband Corp., Class C *	110,720	17,986,464
		40,846,810
Consumer Discretionary - 13.0%
Amazon.com, Inc. *	2,366	7,979,169
Dollar Tree, Inc. *	120,049	12,936,480
Lowe’s Cos., Inc.	84,610	19,783,510
TJX Cos., Inc.	193,285	12,658,235
		53,357,394
Financials - 21.8%
Arch Capital Group Ltd. *	305,220	12,764,300
Berkshire Hathaway Inc., Class B *	48,742	13,989,441
Brookfield Asset Management, Inc., Class A	284,704	17,193,275
Marsh & McLennan Cos., Inc.	88,952	14,837,194
Progressive Corp.	162,309	15,399,878
US Bancorp	248,190	14,983,230
		89,167,318
Health Care - 13.3%
Alcon, Inc.	159,808	13,321,595
Becton Dickinson and Co.	71,140	17,044,432
Danaher Corp.	36,869	11,494,648
Novartis AG, ADR	154,909	12,820,269
		54,680,944
Industrials - 13.2%
Copart, Inc. *	80,776	12,543,705
Jacobs Engineering Group, Inc.	113,000	15,867,460
PACCAR, Inc.	196,913	17,647,343
Parker-Hannifin Corp.	27,652	8,201,307
		54,259,815
Information Technology - 18.5%
Accenture PLC, Class A	34,276	12,297,886
Adobe, Inc. *	13,163	8,560,689
Analog Devices, Inc.	80,561	13,976,528
Fiserv, Inc. *	158,518	15,612,438
TE Connectivity Ltd.	84,744	12,372,624
Visa, Inc., Class A	60,955	12,908,440
		75,728,605
Materials - 5.2%
Linde PLC	25,688	8,199,610
PPG Industries, Inc.	80,334	12,899,230
		21,098,840

Total Common Stocks
(Cost $227,965,743)		389,139,726

SHORT-TERM INVESTMENTS - 4.9%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (A)	20,236,146	20,236,146
Total Short-Term Investments (Cost $20,236,146)		20,236,146

TOTAL INVESTMENTS - 99.9% (Cost $248,201,889**)		409,375,872
NET OTHER ASSETS AND LIABILITIES - 0.1%		253,267
TOTAL NET ASSETS - 100.0%		$409,629,139

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $248,875,148.
(A)	7-day yield.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

32

Madison Funds | October 31, 2021

Madison Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 96.8%
Communication Service - 5.7%
Liberty Broadband Corp., Class C *	255,569	$41,517,184

Consumer Discretionary - 12.5%
CarMax, Inc. *	214,535	29,374,132
Dollar Tree, Inc. *	322,703	34,774,476
Ollie’s Bargain Outlet Holdings, Inc. *	128,765	8,712,240
Ross Stores, Inc.	169,831	19,224,869
		92,085,717
Consumer Staples - 1.0%
Brown-Forman Corp., Class B	102,624	6,967,143

Financials - 30.6%
Capital Markets - 4.9%
Brookfield Asset Management, Inc., Class A	402,729	24,320,804
Moelis & Co., Class A	155,463	11,308,379
		35,629,183
Commercial Banks - 1.8%
Glacier Bancorp, Inc.	239,337	13,232,943

Diversified Financial Services - 3.7%
Cannae Holdings, Inc. *	790,394	26,952,435

Insurance - 20.2%
Arch Capital Group Ltd. *	981,868	41,061,720
Brown & Brown, Inc.	495,349	31,261,475
Markel Corp. *	25,773	33,843,299
Progressive Corp.	263,949	25,043,481
W R Berkley Corp.	218,716	17,409,794
		148,619,769

		224,434,330
Health Care - 4.2%
Laboratory Corp. of America Holdings *	108,175	31,048,389

Industrials - 21.9%
Armstrong World Industries, Inc.	134,942	14,256,622
Carlisle Cos., Inc.	150,158	33,473,221
Clarivate PLC *	1,016,716	23,841,990
Copart, Inc. *	189,185	29,378,539
Expeditors International of Washington, Inc.	124,618	15,360,415
IHS Markit Ltd.	163,561	21,380,694
PACCAR, Inc.	255,150	22,866,543
		160,558,024
Information Technology - 20.9%
Amphenol Corp., Class A	283,303	21,749,172
Arista Networks, Inc. *	73,348	30,049,942
Black Knight, Inc. *	206,056	14,446,586
CDW Corp.	136,248	25,430,689
Gartner, Inc. *	123,544	41,005,489
Vontier Corp.	615,071	20,807,852
		153,489,730
Total Common Stocks (Cost $374,426,150)		710,100,517
SHORT-TERM INVESTMENTS - 3.7%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (A)	27,551,318	27,551,318
Total Short-Term Investments (Cost $27,551,318)		27,551,318

TOTAL INVESTMENTS - 100.5% (Cost $401,977,468**)		737,651,835
NET OTHER ASSETS AND LIABILITIES - (0.5%)		(3,842,031)
TOTAL NET ASSETS - 100.0%		$733,809,804

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $402,676,476.
(A)	7-day yield.
PLC	Public Limited Company.

Madison Small Cap Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 93.0%
Communication Services - 6.1%
Cogent Communications Holdings, Inc.	52,552	$4,024,958
Gogo, Inc. * (A)	283,517	4,609,986
Magnite, Inc. *	180,518	4,879,402
Radius Global Infrastructure, Inc., Class A * (A)	208,628	3,615,523
		17,129,869
Consumer Discretionary - 4.0%
Bed Bath & Beyond, Inc. *	93,008	1,305,832
Casper Sleep, Inc. *	137,087	498,997
OneSpaWorld Holdings Ltd. *	306,501	3,310,211
Revolve Group, Inc. *	44,540	3,342,282
Shake Shack, Inc., Class A *	39,737	2,748,608
		11,205,930
Consumer Staples - 9.3%
Edgewell Personal Care Co.	118,308	4,139,597
Hain Celestial Group, Inc. *	245,305	11,006,835
Primo Water Corp.	310,564	4,937,968
Simply Good Foods Co. *	152,403	6,042,779
		26,127,179
Financials - 11.0%
Arch Capital Group Ltd. *	111,870	4,678,403
Axis Capital Holdings Ltd.	99,049	5,157,481
MGIC Investment Corp.	300,046	4,848,743
PacWest Bancorp	152,391	7,234,001
Veritex Holdings, Inc.	81,728	3,346,762
Western Alliance Bancorp	47,974	5,569,302
		30,834,692
Health Care - 10.8%
Castle Biosciences, Inc. *	53,433	3,331,547
Covetrus, Inc. *	221,992	4,482,018
Encompass Health Corp.	101,402	6,445,111
Globus Medical, Inc., Class A *	49,250	3,800,622
Owens & Minor, Inc.	156,728	5,623,401
PetIQ, Inc. * (A)	135,553	3,395,603
Supernus Pharmaceuticals, Inc. *	105,156	3,138,907
		30,217,209
Industrials - 22.7%
Armstrong World Industries, Inc.	42,753	4,516,855
Beacon Roofing Supply, Inc. *	93,886	4,963,753
Carlisle Cos., Inc.	17,934	3,997,847
Crane Co.	53,970	5,574,022
EnerSys	48,398	3,873,776
GXO Logistics, Inc. *	43,504	3,863,155
Healthcare Services Group, Inc.	60,141	1,154,106
Hillman Solutions Corp. *	126,033	1,382,582
Hydrofarm Holdings Group, Inc. *	97,520	3,215,234
Insperity, Inc.	23,836	2,979,500
Kennametal, Inc.	87,895	3,493,826
Knight-Swift Transportation Holdings, Inc.	74,262	4,209,913
Mercury Systems, Inc. *	27,752	1,430,338
Robert Half International, Inc.	28,260	3,195,358
Stericycle, Inc. *	52,254	3,496,838
WillScot Mobile Mini Holdings Corp. *	261,007	9,069,993
Zurn Water Solutions Corp.	86,047	3,121,785
		63,538,881
Information Technology - 20.6%
Box, Inc., Class A *	249,964	6,456,570
Ciena Corp. *	67,065	3,640,959
CommVault Systems, Inc. *	102,703	6,316,234
Entegris, Inc.	56,829	8,000,387
FormFactor, Inc. *	75,950	3,021,291
LiveRamp Holdings, Inc. *	116,430	6,230,169
National Instruments Corp.	110,275	4,683,379
New Relic, Inc. *	48,773	3,958,417
Power Integrations, Inc.	44,723	4,615,861
PTC, Inc. *	45,372	5,778,124
Varonis Systems, Inc. *	79,701	5,159,843
		57,861,234
Materials - 8.5%
Chemours Co.	136,742	3,831,511
Huntsman Corp.	224,848	7,325,548
Olin Corp.	75,082	4,278,172
Scotts Miracle-Gro Co.	25,651	3,808,148
Summit Materials, Inc., Class A *	130,354	4,647,120
		23,890,499

Total Common Stocks (Cost $176,021,232)		260,805,493
SHORT-TERM INVESTMENTS - 7.9%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (B)	20,898,256	20,898,256
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03% (B) (C)	1,175,091	1,175,091
Total Short-Term Investments (Cost $22,073,347)		22,073,347

TOTAL INVESTMENTS - 100.9% (Cost $198,094,579**)		282,878,840
NET OTHER ASSETS AND LIABILITIES - (0.9%)		(2,538,355)
TOTAL NET ASSETS - 100.0%		$280,340,485

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $198,532,201.
(A)	All or a portion of these securities, with an aggregate fair value of $8,305,768, are on loan as part of a securities lending program. See footnote (C) and Note 11 for details on the securities lending program.
(B)	7-day yield.
(C)	Represents investments of cash collateral received in connection with securities lending.

See accompanying Notes to Financial Statements.

33

Madison Funds | October 31, 2021

Madison International Stock Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 98.8%
Australia - 3.7%
Macquarie Group Ltd. (A)	1,874	$280,741
Treasury Wine Estates Ltd. (A)	42,969	373,152
		653,893
Brazil - 3.0%
Itau Unibanco Holding SA, ADR	37,105	151,017
Pagseguro Digital Ltd., Class A *	5,737	207,679
XP, Inc., ‘A’ *	5,291	173,598
		532,294
Canada - 5.1%
Cameco Corp.	14,163	344,161
Canadian Pacific Railway Ltd.	2,845	220,203
Manulife Financial Corp.	17,176	334,760
		899,124
China - 7.1%
Alibaba Group Holding Ltd., ADR *	2,794	460,842
Ping An Insurance Group Co. of China Ltd., Class H (A)	42,430	305,540
Tencent Holdings Ltd. (A)	7,740	480,548
		1,246,930
Denmark - 1.4%
Genmab AS * (A)	538	242,196

France - 7.5%
Air Liquide SA (A)	1,485	248,224
Airbus SE * (A)	3,047	390,645
EssilorLuxottica SA (A)	1,124	232,646
Hermes International (A)	139	220,765
LVMH Moet Hennessy Louis Vuitton SE (A)	283	221,864
		1,314,144
Germany - 7.5%
adidas AG (A)	771	252,500
KION Group AG (A)	2,756	300,794
SAP SE, ADR	1,373	198,783
Siemens AG (A)	2,279	369,432
Symrise AG (A)	1,455	201,162
		1,322,671
Hong Kong - 1.4%
AIA Group Ltd. (A)	22,044	249,116

India - 7.0%
HDFC Bank Ltd., ADR	5,532	397,806
Infosys Ltd., ADR	10,336	230,286
Larsen & Toubro Ltd., GDR (A)	24,458	597,459
		1,225,551

Ireland - 2.5%
Kerry Group PLC, Class A (A)	1,516	203,811
Ryanair Holdings PLC, ADR *	2,065	234,398
		438,209
Israel - 1.8%
CyberArk Software Ltd. *	1,799	324,018

Italy - 1.6%
Ferrari NV	1,172	277,963

Japan - 14.9%
CyberAgent, Inc. (A)	11,484	191,951
Disco Corp. (A)	705	189,935
Keyence Corp. (A)	367	221,305
Murata Manufacturing Co. Ltd. (A)	3,188	242,662
Nidec Corp. (A)	1,800	199,079
Seven & I Holdings Co. Ltd. (A)	7,200	302,110
Shiseido Co. Ltd. (A)	2,900	193,175
Sony Group Corp. (A)	3,646	421,414
Toray Industries, Inc. (A)	56,579	353,050
Toyota Motor Corp. (A)	17,500	307,935
		2,622,616
Mexico - 3.5%
Grupo Mexico SAB de CV, Series B	78,449	343,776
Wal-Mart de Mexico SAB de CV, ADR (B)	7,707	269,283
		613,059
Netherlands - 4.3%
ASML Holding NV	510	414,569
NXP Semiconductors NV	1,723	346,082
		760,651
Singapore - 1.6%
DBS Group Holdings Ltd. (A)	11,900	277,300

South Korea - 1.0%
LG Household & Health Care Ltd. (A)	171	171,654

Spain - 1.4%
Grifols SA (A)	11,199	256,393

Sweden - 1.8%
Telefonaktiebolaget LM Ericsson, Class B (A)	28,959	317,144

Switzerland - 7.6%
Credit Suisse Group AG (A)	40,675	424,341
Nestle SA (A)	1,936	255,727
Novartis AG (A)	3,417	282,775
Partners Group Holding AG (A)	106	185,378
Sika AG (A)	545	184,926
		1,333,147
Taiwan - 1.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,706	307,672

United Kingdom - 11.4%
AstraZeneca PLC (A)	5,195	648,201
Diageo PLC (A)	5,138	255,785
London Stock Exchange Group PLC (A)	2,449	238,077
Prudential PLC (A)	22,306	456,664
Royal Dutch Shell PLC, Class B (A)	18,118	415,475
		2,014,202
Total Common Stocks (Cost $16,881,867)		17,399,947
	Par Value
CORPORATE NOTES AND BONDS - 0.1%
Guernsey - 0.1%
Credit Suisse Group Guernsey VII Ltd. (B) (C), 3%, 11/12/21	$12,000	14,430

Total Corporate Notes and Bonds (Cost $13,214)		14,430
	Shares
SHORT-TERM INVESTMENTS - 0.9%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (D)	145,309	145,309
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03% (D) (E)	18,805	18,805

Total Short-Term Investments (Cost $164,114)		164,114
TOTAL INVESTMENTS - 99.8% (Cost $17,059,195**)		17,578,491
NET OTHER ASSETS AND LIABILITIES - 0.2%		32,165
TOTAL NET ASSETS - 100.0%		$17,610,656

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $17,103,844.

(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
(B)	All or a portion of these securities, with an aggregate fair value of $18,216, are on loan as part of a securities lending program. See footnote (E) and Note 11 for details on the securities lending program.
(C)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(D)	7-day yield.
(E)	Represents investments of cash collateral received in connection with securities lending.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

34

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35

Madison Funds | October 31, 2021

Statements of Assets and Liabilities as of October 31, 2021

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Tax-Free Virginia Fund	Tax-Free National Fund	High Quality Bond Fund	Core Bond Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$51,059,117	$102,865,758	$56,044,576	$20,104,779	$21,825,620	$116,484,996	$188,538,879
Investments in affiliated securities, at fair value1‡	22,539,054	40,239,014	19,142,108	-	-	-	-
Cash	-	-	-	301,264	252,881	-	674,868
Receivables:
Fund shares sold	93,341	160,317	6,208	50	18,383	73,156	18,918
Dividends and Interest	42,186	45,781	13,123	230,674	253,397	515,752	1,081,798
Due from Adviser	-	-	-	-	-	10,124	-
Other assets	-	-	-	-	-	-	61
Total assets	73,733,698	143,310,870	75,206,015	20,636,767	22,350,281	117,084,028	190,314,524
Liabilities:
Payables:
Investments purchased	-	-	-	-	-	-	641,516
Fund shares repurchased	3,683	10,244	928	854	2,994	56,107	74,384
Upon return of securities loaned	4,998,440	8,624,019	7,701,918	-	-	1,292,080	798,413
Advisory agreement fees	11,613	22,758	11,340	8,764	7,582	30,373	62,495
Administrative services agreement fees	14,517	28,446	14,174	6,135	6,634	19,236	20,701
Distribution fees - Class B	1,670	4,260	2,241	-	-	-	326
Distribution fees - Class C	12,870	5,663	1,936	-	-	-	-
Shareholder service fees	14,482	28,227	14,080	-	-	-	9,274
Due to Custodian	1,644	3,213	1,591	-	-	4,141	-
Dividends	-	-	-	849	2,530	-	145,449
Total liabilities	5,058,919	8,726,830	7,748,208	16,602	19,740	1,401,937	1,752,558
Net Assets	$68,674,779	$134,584,040	$67,457,807	$20,620,165	$22,330,541	$115,682,091	$188,561,966
Net Assets consist of:
Common Stock/Shares:
Paid-in capital	$61,869,711	$111,375,378	$53,213,719	$19,541,147	$20,954,321	$114,733,778	$184,768,328
Accumulated distributable earnings (loss)	6,805,068	23,208,662	14,244,088	1,079,018	1,376,220	948,313	3,793,638
Net Assets	$68,674,779	$134,584,040	$67,457,807	$20,620,165	$22,330,541	$115,682,091	$188,561,966
Class A Shares:
Net Assets	$45,932,115	$119,035,436	$60,837,095				$43,576,690
Shares of beneficial interest outstanding	4,129,903	9,742,677	4,770,429				4,171,666
Net Asset Value and redemption price per share	$11.12	$12.22	$12.75				$10.45
Sales charge of offering price[2]	0.68	0.75	0.78				0.49
Maximum offering price per share	$11.80	$12.97	$13.53				$10.94
Class B Shares:
Net Assets	$2,588,451	$6,699,383	$3,538,925				$510,281
Shares of beneficial interest outstanding	229,233	554,745	288,168				48,850
Net Asset Value and redemption price per share[3]	$11.29	$12.08	$12.28				$10.45
Class C Shares:
Net Assets	$20,154,213	$8,849,221	$3,081,787
Shares of beneficial interest outstanding	1,783,492	731,870	250,695
Net Asset Value and redemption price per share[3]	$11.30	$12.09	$12.29
Class Y Shares:
Net Assets				$20,620,165	$22,330,541	$115,682,091	$10,783,320
Shares of beneficial interest outstanding				1,760,914	2,034,513	10,377,912	1,037,968
Net Asset Value and redemption price per share[3]				$11.71	$10.98	$11.15	$10.39
Class I Shares:[4]
Net Assets							$133,691,675
Shares of beneficial interest outstanding							12,906,045
Net Asset Value and redemption price per share[3]							$10.36
† Cost of Investments in unaffiliated securities	$49,003,687	$95,497,375	$51,209,646	$19,094,188	$20,632,627	$116,223,494	$183,680,919
‡ Cost of investments in affiliated securities[1]	$20,793,296	$32,419,280	$14,382,745	$-	$-	$-	$-
§ Fair Value of securities on loan	$5,250,266	$8,689,609	$7,609,245	$-	$-	$1,264,028	$782,255

[1]	See Note 14 for information on affiliated issuers.

[2]	Sales charge of offering price is 5.75% for the Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds and 4.50% for the Core Bond Fund.

[3]	If applicable, redemption price per share may be reduced by a contingent deferred sales charge.
[4]	The Core Bond Fund launched Class I shares on February 26, 2021 and the share class commenced operations effective March 1, 2021.

See accompanying Notes to Financial Statements.

36

Madison Funds | October 31, 2021

Statements of Assets and Liabilities as of October 31, 2021 - continued

	Diversified Income Fund	Covered Call & Equity Income Fund	Dividend Income Fund	Investors Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$184,254,933	$98,360,044	$322,882,371	$409,375,872	$737,651,835	$282,878,840	$17,578,491
Cash	148,978	-	-	-	-	-	-
Foreign currency (cost of $6,688) (Note 2)	-	-	-	-	-	-	6,496
Receivables:
Investments sold	-	92,578	-	-	-	1,346,153	-
Fund shares sold	23,662	140,613	177,868	161,026	1,590,778	87,151	1,080
Dividends and Interest	541,308	46,813	653,782	407,197	32,712	4,546	67,874
Other assets	49	-	5,122	84,208	-	-	52
Total assets	184,968,930	98,640,048	323,719,143	410,028,303	739,275,325	284,316,690	17,653,993
Liabilities:
Payables:
Investments purchased	171,071	5,839,658	-	-	-	2,479,403	-
Fund shares repurchased	22,177	27,374	239,636	80,460	4,890,879	60,885	105
Upon return of securities loaned	355,058	-	-	-	-	1,175,091	18,805
Advisory agreement fees	100,539	65,835	191,074	239,756	446,114	208,935	15,746
Administrative services agreement fees	30,935	11,558	49,145	47,017	94,966	45,125	4,499
Distribution fees - Class B	3,200	-	-	-	732	-	226
Distribution fees - Class C	13,101	5,278	-	-	-	-	-
Shareholder service fees	41,584	4,915	12,874	22,590	15,961	1,040	3,553
Due to Custodian	-	2,322	8,333	9,341	16,869	5,726	403
Dividends	906	-	-	-	-	-	-
Options written, at value (premium received $1,413,109) (Note 8)	-	2,009,555	-	-	-	-	-
Total liabilities	738,571	7,966,495	501,062	399,164	5,465,521	3,976,205	43,337
Net Assets	$184,230,359	$90,673,553	$323,218,081	$409,629,139	$733,809,804	$280,340,485	$17,610,656
Net Assets consist of:
Common Stock/Shares:
Paid-in capital	$122,496,110	$103,016,357	$211,895,335	$218,364,175	$366,386,940	$134,480,727	$12,532,505
Accumulated distributable earnings (loss)	61,734,249	(12,342,804)	111,322,746	191,264,964	367,422,864	145,859,758	5,078,151
Net Assets	$184,230,359	$90,673,553	$323,218,081	$409,629,139	$733,809,804	$280,340,485	$17,610,656

Class A Shares:
Net Assets	$158,336,401	$14,811,013	$62,716,345	$108,514,693	$76,624,766	$4,846,734	$16,374,737
Shares of beneficial interest outstanding	8,594,673	1,543,151	1,837,827	3,778,121	5,602,282	311,706	1,197,912
Net Asset Value and redemption price per share	$18.42	$9.60	$34.13	$ 28.72	$13.68	$15.55	$13.67
Sales charge of offering price[2]	1.12	0.59	2.08	1.75	0.83	0.95	0.83
Maximum offering price per share	$19.54	$10.19	$36.21	$30.47	$14.51	$16.50	$14.50
Class B Shares:
Net Assets	$5,081,561				$1,180,136		$348,410
Shares of beneficial interest outstanding	273,577				112,196		26,401
Net Asset Value and redemption price per share[3]	$18.57				$10.52		$13.20
Class C Shares:
Net Assets	$20,812,397	$8,336,476
Shares of beneficial interest outstanding	1,120,295	953,789
Net Asset Value and redemption price per share[3]	$18.58	$8.74
Class Y Shares:
Net Assets		$66,982,035	$188,287,100	$112,165,888	$263,891,520	$253,625,487	$887,509
Shares of beneficial interest outstanding		6,731,065	5,507,847	3,897,803	18,043,910	16,168,563	65,090
Net Asset Value and redemption price per share[3]		$9.95	$34.19	$28.78	$14.62	$15.69	$13.64
Class R6 Shares:
Net Assets		$544,029		$84,331,142	$105,878,203
Shares of beneficial interest outstanding		53,741		2,899,129	7,041,649
Net Asset Value and redemption price per share[3]		$10.12		$29.09	$15.04
Class I Shares:[4]
Net Assets			$72,214,636	$104,617,416	$286,235,179	$21,868,264
Shares of beneficial interest outstanding			2,111,259	3,639,056	19,552,136	1,393,005
Net Asset Value and redemption price per share[3]			$34.20	$28.75	$14.64	$15.70

† Cost of Investments in unaffiliated securities	$140,502,297	$111,312,007	$239,666,662	$248,201,889	$401,977,468	$198,094,579	$17,059,195
‡ Cost of investments in affiliated securities1	$-	$-	$-	$-	$-	$-	$-
§ Fair Value of securities on loan	$347,764	$-	$-	$-	$-	$8,305,768	$18,216

[1]	See Note 14 for information on affiliated issuers.
[2]	Sales charge of offering price is 5.75% for the Diversified Income, Covered Call & Equity Income, Dividend Income, Investors, Mid Cap, Small Cap and International Stock Funds.
[3]	If applicable, redemption price per share may be reduced by a contingent deferred sales charge.
[4]	The Small Cap Fund launched Class I shares on February 26, 2021 and the share class commenced operations effective March 1, 2021.

See accompanying Notes to Financial Statements.

37

Madison Funds | October 31, 2021

Statements of Operations for the Year Ended October 31, 2021

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Tax-Free Virginia Fund	Tax-Free National Fund	High Quality Bond Fund	Core Bond Fund
Investment Income:
Interest	$617	$1,556	$872	$508,671	$550,054	$1,923,843	$3,756,902
Dividends
Unaffiliated issuers	697,014	1,326,614	640,585	-	-	-	-
Affiliated issuers[1]	371,831	561,011	231,997	-	-	-	-
Income from securities lending	19,282	35,987	28,266	-	-	886	1,612
Total investment income	1,088,744	1,925,168	901,720	508,671	550,054	1,924,729	3,758,514
Expenses:[2]
Advisory agreement fees	138,570	272,445	135,605	104,663	91,223	459,325	735,447
Administrative services agreement fees	173,213	340,557	169,507	73,264	79,821	290,906	241,689
Trustee fees	6,833	13,430	6,692	2,067	2,261	17,284	16,428
Distribution fees - Class B	25,672	60,959	30,277	-	-	-	5,552
Distribution fees - Class C	153,045	69,725	22,350	-	-	-	-
Shareholder service fees - Class A	113,510	296,159	151,683	-	-	-	114,374
Shareholder service fees - Class B	8,558	20,297	10,039	-	-	-	1,851
Shareholder service fees - Class C	51,015	23,242	7,450	-	-	-	-
Other expenses	75	148	76	23	24	188	174
Total expenses before reimbursement/waiver	670,491	1,096,962	533,679	180,017	173,329	767,703	1,115,515
Less reimbursement/waiver	-	-	-	-	-	(153,108)	-
Total expenses net of reimbursement/waiver	670,491	1,096,962	533,679	180,017	173,329	614,595	1,115,515
Net Investment Income (Loss)	418,253	828,206	368,041	328,654	376,725	1,310,134	2,642,999
Net Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	-	-	-	-	-	-	(16,995)
Options written	-	-	-	-	-	-	5,505
Unaffiliated issuers	1,623,966	5,307,459	3,577,755	65,429	202,460	589,691	1,373,076
Affiliated issuers[1]	1,051,767	837,042	200,617	-	-	-	-
Capital gain distributions received from underlying funds
Unaffiliated issuers	86,883	119,776	14,801	-	-	-	-
Affiliated issuers[1]	766,393	1,679,745	849,725	-	-	-	-
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options written	-	-	-	-	-	-	-
Unaffiliated issuers	73,904	2,391,548	2,205,425	(363,257)	(420,472)	(3,725,034)	(3,216,399)
Affiliated Issuers[1]	337,249	4,718,078	3,390,655	-	-	-	-
Net Realized and Unrealized Gain (Loss) on Investments	3,940,162	15,053,648	10,238,978	(297,828)	(218,012)	(3,135,343)	(1,854,813)
Net Increase (Decrease) in Net Assets from Operations	$4,358,415	$15,881,854	$10,607,019	$30,826	$158,713	$(1,825,209)	$788,186

[1]	See Note 14 for information on affiliated issuers.
[2]	See Note 5 for information on expense, including any waivers.

See accompanying Notes to Financial Statements.

38

Madison Funds | October 31, 2021

Statements of Operations for the Year Ended October 31, 2021 - continued

	Diversified Income Fund	Covered Call & Equity Income Fund	Dividend Income Fund	Investors Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund
Investment Income:
Interest	$1,217,016	$6,264	$1,110	$2,851	$11,745	$3,233	$405
Dividends
Unaffiliated issuers	2,995,584	1,190,877	7,861,913	4,518,196	5,935,289	2,057,302	415,750
Affiliated issuers[1]	-	-	-	-	-	-	-
Less: Foreign taxes withheld/reclaimed	-	(12,678)	-	(108,403)	(49,395)	(10,174)	(26,679)
Income from securities lending	773	1,827	-	2,222	144	10,119	1,504
Total investment income	4,213,373	1,186,290	7,863,023	4,414,866	5,897,783	2,060,480	390,980
Expenses:[2]
Advisory agreement fees	1,151,679	747,149	2,281,752	2,726,327	4,927,974	2,610,559	191,990
Administrative services agreement fees	354,363	130,944	594,122	552,995	1,080,673	595,725	54,854
Trustee fees	17,208	8,514	31,752	37,749	64,100	26,773	1,811
Distribution fees - Class B	45,340	-	-	-	9,506	-	3,542
Distribution fees - Class C	147,936	60,864	-	-	-	-	-
Shareholder service fees - Class A	377,592	35,273	148,527	257,299	176,707	11,232	41,910
Shareholder service fees - Class B	15,089	-	-	-	3,169	-	1,181
Shareholder service fees - Class C	48,491	20,288	-	-	-	-	-
Other expenses	181	89	337	407	688	311	19
Total expenses before reimbursement/waiver	2,157,879	1,003,121	3,056,490	3,574,777	6,262,817	3,244,600	295,307
Less reimbursement/waiver	-	-	-	-	-	(35,536)	-
Total expenses net of reimbursement	2,157,879	1,003,121	3,056,490	3,574,777	6,262,817	3,209,064	295,307
Net Investment Income (Loss)	2,055,494	183,169	4,806,533	840,089	(365,034)	(1,148,584)	95,673
Net Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	-	(1,883,398)	-	-	-	-	-
Options written	-	(256,515)	-	-	-	-	-
Unaffiliated issuers	18,231,113	8,838,207	32,613,517	30,539,926	34,054,633	63,624,609	4,609,848
Affiliated issuers[1]	-	-	-	-	-	-	-
Capital gain distributions received from underlying funds
Unaffiliated issuers	-	-	-	-	-	-	-
Affiliated issuers[1]	-	-	-	-	-	-	-
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options written	-	(472,666)	-	-	-	-	-
Unaffiliated issuers	13,312,033	16,353,038	50,170,146	75,885,427	175,673,705	44,695,638	(1,469,718)
Affiliated Issuers[1]	-	-	-	-	-	-	-
Net Realized and Unrealized Gain (Loss) on Investments	31,543,146	22,578,666	82,783,663	106,425,353	209,728,338	108,320,247	3,140,130
Net Increase in Net Assets from Operations	$33,598,640	$22,761,835	$87,590,196	$107,265,442	$209,363,304	$107,171,663	$3,235,803

[1]	See Note 14 for information on affiliated issuers.
[2]	See Note 5 for information on expense, including any waivers.

See accompanying Notes to Financial Statements.

39

Madison Funds | October 31, 2021

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund
Year Ended October 31,	2021	2020	2021	2020	2021	2020
Net Assets at beginning of period	$68,546,140	$68,422,301	$129,932,373	$136,276,491	$63,118,605	$63,324,971
Increase (decrease) in net assets from operations:
Net investment income	418,253	622,814	828,206	1,125,055	368,041	431,570
Net realized gain	3,529,009	3,781,024	7,944,022	10,276,139	4,642,898	4,976,485
Net change in unrealized appreciation (depreciation)	411,153	(937,234)	7,109,626	(5,491,060)	5,596,080	(3,096,627)
Net increase in net assets from operations	4,358,415	3,466,604	15,881,854	5,910,134	10,607,019	2,311,428
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	(2,991,634)	(1,563,853)	(9,947,296)	(4,358,239)	(4,829,669)	(2,900,149)
Class B	(241,397)	(150,862)	(713,541)	(416,490)	(335,113)	(274,537)
Class C	(1,190,848)	(580,804)	(747,499)	(302,208)	(218,193)	(104,938)
Total distributions	(4,423,879)	(2,295,519)	(11,408,336)	(5,076,937)	(5,382,975)	(3,279,624)
Capital Stock transactions:
Class A Shares
Shares sold	5,769,718	7,093,918	7,761,126	8,499,497	4,018,237	5,210,236
Issued to shareholders in reinvestment of distributions	2,985,967	1,561,932	9,924,011	4,354,000	4,828,116	2,899,065
Shares redeemed	(6,926,542)	(7,905,177)	(13,670,851)	(15,420,297)	(8,779,980)	(6,160,758)
Net increase (decrease) from capital stock transactions	1,829,143	750,673	4,014,286	(2,566,800)	66,373	1,948,543
Class B Shares
Shares sold	23,089	129,043	25,082	38,539	54,537	21,981
Issued to shareholders in reinvestment of distributions	241,255	150,862	713,105	416,321	335,113	274,537
Shares redeemed	(1,925,117)	(1,558,772)	(3,894,208)	(4,631,541)	(1,549,614)	(1,839,039)
Net decrease from capital stock transactions	(1,660,773)	(1,278,867)	(3,156,021)	(4,176,681)	(1,159,964)	(1,542,521)
Class C Shares
Shares sold	1,461,772	1,038,152	477,855	337,161	147,571	513,887
Issued to shareholders in reinvestment of distributions	1,190,550	580,696	747,499	302,208	197,304	92,786
Shares redeemed	(2,626,589)	(2,137,900)	(1,905,470)	(1,073,203)	(136,126)	(250,865)
Net increase (decrease) from capital stock transactions	25,733	(519,052)	(680,116)	(433,834)	208,749	355,808
Total net increase (decrease) from capital stock transactions	194,103	(1,047,246)	178,149	(7,177,315)	(884,842)	761,830
Total increase (decrease) in net assets	128,639	123,839	4,651,667	(6,344,118)	4,339,202	(206,366)
Net Assets at end of period	$68,674,779	$68,546,140	$134,584,040	$129,932,373	$67,457,807	$63,118,605
Capital Share transactions:
Class A Shares
Shares sold	521,337	645,247	647,481	735,411	323,239	457,537
Issued to shareholders in reinvestment of distributions	273,153	146,128	856,996	376,970	408,125	247,150
Shares redeemed	(624,025)	(725,523)	(1,137,171)	(1,339,052)	(708,338)	(530,897)
Net increase (decrease) from capital share transactions	170,465	65,852	367,306	(226,671)	23,026	173,790
Class B Shares
Shares sold	1,994	11,294	2,108	3,356	4,522	2,043
Issued to shareholders in reinvestment of distributions	21,715	13,893	61,901	36,328	29,217	24,082
Shares redeemed	(171,432)	(139,752)	(327,720)	(406,737)	(129,065)	(166,506)
Net increase (decrease) from capital share trasactions	(147,723)	(114,565)	(263,711)	(367,053)	(95,326)	(140,381)
Class C Shares
Shares sold	130,056	93,732	39,727	29,740	12,263	52,011
Issued to shareholders in reinvestment of distributions	107,064	53,455	64,831	26,348	17,187	8,132
Shares redeemed	(233,036)	(195,177)	(161,357)	(94,703)	(11,281)	(22,199)
Net increase (decrease) in shares outstanding	4,084	(47,990)	(56,799)	(38,615)	18,169	37,944

See accompanying Notes to Financial Statements.

40

Madison Funds | October 31, 2021

Statements of Changes in Net Assets - continued

	Tax-Free Virginia Fund		Tax-Free National Fund		High Quality Bond Fund
Year Ended October 31,	2021	2020	2021	2020	2021	2020
Net Assets at beginning of period	$21,572,312	$22,225,339	$23,376,610	$23,806,625	$184,881,456	$90,406,594
Increase (decrease) in net assets from operations:
Net investment income	328,654	366,206	376,725	449,163	1,310,134	1,680,974
Net realized gain (loss)	65,429	32,787	202,460	(23,679)	589,691	712,867
Net change in unrealized appreciation (depreciation)	(363,257)	320,970	(420,472)	332,210	(3,725,034)	2,324,163
Net increase (decrease) in net assets from operations	30,826	719,963	158,713	757,694	(1,825,209)	4,718,004
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class Y	(340,711)	(365,497)	(375,173)	(522,689)	(1,861,048)	(1,687,806)
Total distributions	(340,711)	(365,497)	(375,173)	(522,689)	(1,861,048)	(1,687,806)
Capital Stock transactions:
Class Y Shares
Shares sold	728,698	404,399	587,401	554,843	30,517,770	126,840,088
Shares issued due to reorganization	–	–	–	–	–	–
Issued to shareholders in reinvestment of distributions	328,889	354,363	335,567	463,353	1,774,905	1,602,692
Shares redeemed	(1,699,849)	(1,766,255)	(1,752,577)	(1,683,216)	(97,805,783)	(36,998,116)
Net increase (decrease) from capital stock transactions	(642,262)	(1,007,493)	(829,609)	(665,020)	(65,513,108)	91,444,664
Total net increase (decrease) from capital stock transactions	(642,262)	(1,007,493)	(829,609)	(665,020)	(65,513,108)	91,444,664
Total increase (decrease) in net assets	(952,147)	(653,027)	(1,046,069)	(430,015)	(69,199,365)	94,474,862
Net Assets at end of period	$20,620,165	$21,572,312	$22,330,541	$23,376,610	$115,682,091	$184,881,456

Capital Share transactions:
Class Y Shares
Shares sold	61,207	34,374	52,825	50,123	2,695,363	11,179,070
Shares issued due to reorganization	–	–	–	–	–	–
Issued to shareholders in reinvestment of distributions	27,733	29,921	30,251	41,998	157,142	141,816
Shares redeemed	(142,493)	(148,543)	(157,496)	(155,120)	(8,669,665)	(3,261,956)
Net increase (decrease) in shares outstanding	(53,553)	(84,248)	(74,420)	(62,999)	(5,817,160)	8,058,930

See accompanying Notes to Financial Statements.

41

Madison Funds | October 31, 2021

Statements of Changes in Net Assets - continued

	Core Bond Fund		Diversified Income Fund		Covered Call & Equity Income Fund		Dividend Income Fund
Year Ended October 31,	2021	2020	2021	2020	2021	2020	2021	2020
Net Assets at beginning of period	$151,203,152	$153,141,020	$157,691,661	$165,384,844	$80,557,303	$126,342,782	$274,664,958	$220,725,320
Increase (decrease) in net assets from operations:
Net investment income	2,642,999	2,497,838	2,055,494	2,478,215	183,169	870,687	4,806,533	3,966,281
Net realized gain (loss)	1,361,586	3,385,783	18,231,113	2,097,867	6,698,294	5,645,629	32,613,517	(2,465,979)
Net change in unrealized appreciation (depreciation)	(3,216,399)	2,068,235	13,312,033	(3,196,299)	15,880,372	(4,251,373)	50,170,146	(4,718,618)
Net increase (decrease) in net assets from operations	788,186	7,951,856	33,598,640	1,379,783	22,761,835	2,264,943	87,590,196	(3,218,316)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	(1,546,959)	(645,424)	(3,735,419)	(9,163,171)	(894,730)	(897,441)	(790,821)	(184,150)
Class B	(25,215)	(13,418)	(115,248)	(523,581)	–	–	–	–
Class C	-	-	(328,051)	(933,947)	(551,240)	(561,426)	–	–
Class Y	(3,007,506)	(2,325,907)	–	–	(4,021,979)	(5,466,775)	(3,121,769)	(8,813,746)
Class R6	–	(27,756)	–	–	(47,320)	(136,433)	–	–
Class I	(1,440,171)	–	–	–	–	–	(903,227)	(194,116)
Total distributions	(6,019,851)	(3,012,505)	(4,178,718)	(10,620,699)	(5,515,269)	(7,062,075)	(4,815,817)	(9,192,012)
Capital Stock transactions:
Class A Shares[1]
Shares sold	4,060,884	4,643,482	7,842,231	11,099,530	839,893	531,031	1,459,428	162,725
Shares issued due to reorganization	–	15,724,357	–	–	–	–	–	53,099,374
Issued to shareholders in reinvestment of distributions	1,529,428	639,632	3,715,658	9,113,768	865,266	864,024	787,728	183,613
Shares redeemed	(7,858,376)	(3,830,454)	(12,487,945)	(17,881,962)	(1,634,055)	(3,049,373)	(6,157,358)	(1,031,272)
Net increase (decrease) from capital stock transactions	(2,268,064)	17,177,017	(930,056)	2,331,336	71,104	(1,654,318)	(3,910,202)	52,414,440
Class B Shares
Shares sold	48,279	34,679	–	69,932
Shares issued due to reorganization	–	338,012
Issued to shareholders in reinvestment of distributions	25,215	13,400	115,220	523,581
Shares redeemed	(623,518)	(615,559)	(2,730,475)	(3,072,106)
Net decrease from capital stock transactions	(550,024)	(229,468)	(2,615,255)	(2,478,593)
Class C Shares
Shares sold			1,638,999	2,780,751	686,500	193,176
Issued to shareholders in reinvestment of distributions			328,051	933,947	514,623	486,959
Shares redeemed			(1,302,963)	(2,019,708)	(1,550,410)	(1,595,458)
Net increase (decrease) from capital stock transactions			664,087	1,694,990	(349,287)	(915,323)
Class Y Shares
Shares sold	19,571,453	16,579,786			24,357,971	24,764,980	65,621,467	116,254,071
Shares issued due to reorganization	–	788,452			–	–	–	1,571,749
Issued to shareholders in reinvestment of distributions	377,419	155,659			4,017,939	5,380,457	3,076,555	8,694,762
Shares redeemed	(107,943,577)	(39,308,599)			(34,102,987)	(67,683,070)	(105,011,845)	(166,053,975)
Net decrease from capital stock transactions	(87,994,705)	(21,784,702)			(5,727,077)	(37,537,633)	(36,313,823)	(39,533,393)
Class R6 Shares[2]
Shares sold		516,746			89,018	196,722
Issued to shareholders in reinvestment of distributions		27,756			47,320	136,433
Shares redeemed		(2,584,568)			(1,261,394)	(1,214,228)
Net increase (decrease) from capital stock transactions		(2,040,066)			(1,125,056)	(881,073)
Class I Shares[3]
Shares sold	135,475,177						30,379,706	58,779,537
Issued to shareholders in reinvestment of distributions	219,382						898,002	194,116
Shares redeemed	(2,291,287)						(25,274,939)	(5,504,734)
Net increase from capital stock transactions	133,403,272						6,002,769	53,468,919
Total net increase (decrease) from capital stock transactions	42,590,479	(6,877,219)	(2,881,224)	1,547,733	(7,130,316)	(40,988,347)	(34,221,256)	66,349,966
Total increase (decrease) in net assets	37,358,814	(1,937,868)	26,538,698	(7,693,183)	10,116,250	(45,785,479)	48,553,123	53,939,638
Net Assets at end of period	$188,561,966	$151,203,152	$184,230,359	$157,691,661	$90,673,553	$80,557,303	$323,218,081	$274,664,958

[1]	The Dividend Income Fund launched Class A shares on May 29, 2020 and the class commenced operations effective June 1, 2020.
[2]	The Core Bond converted Class R6 shares to Class Y shares effective May 28, 2020.

[3]	The Core Bond Fund launched Class I shares on February 26, 2021 and the class commenced operations effective March 1, 2021. The Dividend Income Fund launched Class I shares on August 31, 2020 and the class commenced operations effective September 1, 2020.

See accompanying Notes to Financial Statements.

42

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Statements of Changes in Net Assets - continued

					Covered Call & Equity
	Core Bond Fund		Diversified Income Fund		Income Fund		Dividend Income Fund
Year Ended October 31,	2021	2020	2021	2020	2021	2020	2021	2020
Capital Share transactions:
Class A Shares[1]
Shares sold	384,731	435,951	445,855	708,750	88,654	68,252	46,241	6,198
Shares issued due to reorganization	–	1,444,073	–	–	–	–	–	1,986,832
Issued to shareholders in reinvestment of distributions	143,778	60,353	217,988	574,898	93,852	117,113	25,177	6,895
Shares redeemed	(745,179)	(362,611)	(715,677)	(1,172,189)	(177,692)	(401,456)	(195,209)	(38,307)
Net increase (decrease) from capital share transactions	(216,670)	1,577,766	(51,834)	111,459	4,814	(216,091)	(123,791)	1,961,618
Class B Shares
Shares sold	4,490	3,323	–	4,840
Shares issued due to reorganization	–	31,046	–	–
Issued to shareholders in reinvestment of distributions	2,362	1,271	6,808	32,643
Shares redeemed	(58,965)	(58,337)	(154,521)	(199,335)
Net decrease from capital share trasactions	(52,113)	(22,697)	(147,713)	(161,852)
Class C Shares
Shares sold			94,964	174,601	79,190	26,974
Issued to shareholders in reinvestment of distributions			19,311	58,291	61,047	71,118
Shares redeemed			(73,395)	(130,056)	(181,842)	(223,580)
Net increase (decrease) in shares outstanding			40,880	102,836	(41,605)	(125,488)
Class Y Shares
Shares sold	1,842,539	1,532,928			2,509,893	3,193,353	2,115,583	4,487,585
Shares issued due to reorganization	–	72,851			–	–	–	58,769
Issued to shareholders in reinvestment of distributions	35,784	14,786			421,067	703,392	97,902	323,368
Shares redeemed	(10,437,136)	(3,833,415)			(3,645,455)	(9,103,025)	(3,276,567)	(6,282,108)
Net increase (decrease) in shares outstanding	(8,558,813)	(2,212,850)			(714,495)	(5,206,280)	(1,063,082)	(1,412,386)
Class R6 Shares[2]
Shares sold		49,148			8,851	24,288
Issued to shareholders in reinvestment of distributions		2,673			5,044	17,687
Shares redeemed		(242,254)			(136,246)	(158,222)
Net increase (decrease) in shares outstanding		(190,433)			(122,351)	(116,247)
Class I Shares[3]
Shares sold	13,104,681						915,213	2,179,685
Issued to shareholders in reinvestment of distributions	21,053						28,401	7,281
Shares redeemed	(219,689)						(810,833)	(208,488)
Net increase in shares outstanding	12,906,045						132,781	1,978,478

See accompanying Notes to Financial Statements.

43

Madison Funds | October 31, 2021

Statements of Changes in Net Assets - continued

	Investors Fund		Mid Cap Fund		Small Cap Fund		International Stock Fund
Year Ended October 31,	2021	2020	2021	2020	2021	2020	2021	2020
Net Assets at beginning of period	$338,058,006	$338,982,611	$537,181,623	$587,164,499	$218,848,130	$266,983,694	$15,919,225	$19,233,863
Increase (decrease) in net assets from operations:
Net investment income (loss)	840,089	1,276,376	(365,034)	(1,237,677)	(1,148,584)	263,504	95,673	84,089
Net realized gain	30,539,926	32,158,396	34,054,633	19,875,039	63,624,609	17,193,611	4,609,848	741,444
Net change in unrealized appreciation (depreciation)	75,885,427	(16,306,090)	175,673,705	(41,477,178)	44,695,638	(11,965,785)	(1,469,718)	(2,099,550)
Net increase (decrease) in net assets from operations	107,265,442	17,128,682	209,363,304	(22,839,816)	107,171,663	5,491,330	3,235,803	(1,274,017)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	(8,787,439)	(4,711,599)	(2,391,040)	(2,562,189)	(236,905)	(135,732)	(705,083)	(1,103,915)
Class B	–	–	(61,728)	(82,316)	–	–	(21,551)	(40,537)
Class Y	(11,918,197)	(13,142,531)	(9,146,175)	(16,177,313)	(16,540,430)	(10,012,090)	(43,074)	(72,055)
Class R6	(6,777,217)	(456,764)	(3,415,023)	(2,869,745)	–	–	–	–
Class I	(6,435,009)	–	(6,327,888)	–	–	–	–	–
Total distributions	(33,917,862)	(18,310,894)	(21,341,854)	(21,691,563)	(16,777,335)	(10,147,822)	(769,708)	(1,216,507)
Capital Stock transactions:
Class A Shares
Shares sold	3,163,891	7,494,266	5,189,997	3,687,693	888,201	248,047	829,276	510,507
Issued to shareholders in reinvestment of distributions	8,750,372	4,679,379	2,379,913	2,548,026	236,219	135,376	703,445	1,100,645
Shares redeemed	(11,602,396)	(9,962,407)	(9,338,856)	(8,422,960)	(537,022)	(814,557)	(2,029,984)	(1,971,303)
Net increase (decrease) from capital stock transactions	311,867	2,211,238	(1,768,946)	(2,187,241)	587,398	(431,134)	(497,263)	(360,151)
Class B Shares
Shares sold			15,000	9,912			–	–
Issued to shareholders in reinvestment of distributions			61,728	82,316			21,551	40,537
Shares redeemed			(428,012)	(447,429)			(239,518)	(167,513)
Net decrease from capital stock transactions			(351,284)	(355,201)			(217,967)	(126,976)
Class Y Shares
Shares sold	18,672,740	91,655,191	65,733,029	126,498,351	16,410,494	13,667,468	232,872	181,689
Issued to shareholders in reinvestment of distributions	11,152,740	12,775,182	8,893,537	13,304,045	16,073,049	9,797,935	43,074	72,055
Shares redeemed	(102,239,652)	(179,734,212)	(222,535,953)	(246,093,510)	(82,275,688)	(66,513,341)	(335,380)	(590,731)
Net decrease from capital stock transactions	(72,414,172)	(75,303,839)	(147,909,387)	(106,291,114)	(49,792,145)	(43,047,938)	(59,434)	(336,987)
Class R6 Shares
Shares sold	14,369,294	70,970,800	19,697,591	72,734,675
Issued to shareholders in reinvestment of distributions	6,777,217	456,764	1,103,541	823,094
Shares redeemed	(22,158,440)	(18,869,977)	(35,257,717)	(32,262,113)
Net increase (decrease) from capital stock transactions	(1,011,929)	52,557,587	(14,456,585)	41,295,656
Class I Shares[1]
Shares sold	112,281,830	21,129,423	221,365,026	64,014,783	21,790,469
Issued to shareholders in reinvestment of distributions	6,429,197	–	6,327,888	–	–
Shares redeemed	(47,373,240)	(336,802)	(54,599,981)	(1,928,380)	(1,487,695)
Net increase from capital stock transactions	71,337,787	20,792,621	173,092,933	62,086,403	20,302,774
Total net increase (decrease) from capital stock transactions	(1,776,447)	257,607	8,606,731	(5,451,497)	(28,901,973)	(43,479,072)	(774,664)	(824,114)
Total increase (decrease) in net assets.	71,571,133	(924,605)	196,628,181	(49,982,876)	61,492,355	(48,135,564)	1,691,431	(3,314,638)
Net Assets at end of period	$409,629,139	$338,058,006	$733,809,804	$537,181,623	$280,340,485	$218,848,130	$17,610,656	$15,919,225

[1]	The Small Cap Fund launched Class I shares on February 26, 2021 and the Class commenced operations effective March 1, 2021. The Investors Fund and Mid Cap Fund launched Class I shares on August 31, 2020 and the class for each fund commenced operations effective September 1, 2020.

See accompanying Notes to Financial Statements.

44

Madison Funds | October 31, 2021

Statements of Changes in Net Assets - continued

	Investors Fund		Mid Cap Fund		Small Cap Fund		International Stock Fund
Year Ended October 31,	2021	2020	2021	2020	2021	2020	2021	2020
Capital Share transactions:
Class A Shares
Shares sold	120,448	332,104	416,902	358,565	61,686	23,712	60,227	42,202
Issued to shareholders in reinvestment of distributions	359,506	198,111	208,764	233,764	18,073	12,066	51,686	83,068
Shares redeemed	(437,501)	(434,697)	(754,116)	(833,683)	(35,900)	(78,362)	(148,432)	(162,615)
Net increase (decrease) from capital share transactions	42,453	95,518	(128,450)	(241,354)	43,859	(42,584)	(36,519)	(37,345)
Class B Shares
Shares sold			1,644	1,430			–	–
Issued to shareholders in reinvestment of distributions			6,999	9,583			1,630	3,135
Shares redeemed			(44,761)	(58,359)			(18,280)	(14,483)
Net decrease from capital share trasactions			(36,118)	(47,346)			(16,650)	(11,348)
Class Y Shares
Shares sold	707,367	4,008,921	5,099,702	11,871,976	1,133,998	1,323,704	17,090	14,756
Issued to shareholders in reinvestment of distributions	458,395	541,321	732,581	1,152,864	1,221,356	868,611	3,179	5,446
Shares redeemed	(3,896,147)	(8,178,001)	(17,514,737)	(22,912,098)	(5,623,527)	(6,300,930)	(24,774)	(47,161)
Net decrease in shares outstanding	(2,730,385)	(3,627,759)	(11,682,454)	(9,887,258)	(3,268,173)	(4,108,615)	(4,505)	(26,959)
Class R6 Shares
Shares sold	499,474	3,462,149	1,393,584	6,590,295
Issued to shareholders in reinvestment of distributions	275,945	19,152	88,567	69,577
Shares redeemed	(798,993)	(893,715)	(2,620,953)	(3,100,308)
Net increase (decrease) in shares outstanding	(23,574)	2,587,586	(1,138,802)	3,559,564
Class I Shares[1]
Shares sold	4,261,808	879,497	17,408,710	5,843,622	1,489,779
Issued to shareholders in reinvestment of distributions	264,685	–	521,243	–	–
Shares redeemed	(1,753,224)	(13,710)	(4,048,722)	(172,717)	(96,774)
Net increase in shares outstanding	2,773,269	865,787	13,881,231	5,670,905	1,393,005

[1]	The Small Cap Fund launched Class I shares on February 26, 2021 and the Class commenced operations effective March 1, 2021. The Investors Fund and Mid Cap Fund launched Class I shares on August 31, 2020 and the class commenced operations effective September 1, 2020.

See accompanying Notes to Financial Statements.

45

Madison Funds | October 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding

	CONSERVATIVE ALLOCATION FUND
	CLASS A						CLASS B						CLASS C
	Year Ended October 31,						Year Ended October 31,						Year Ended October 31,
	2021	2020	2019		2018	2017	2021	2020	2019		2018	2017	2021	2020	2019		2018	2017
Net Asset Value at beginning of period	$11.15	$10.96	$10.39		$10.97	$10.46	$11.31	$11.10	$10.47		$11.05	$10.52	$11.32	$11.11	$10.48		$11.06	$10.53
Income from Investment Operations:
Net investment income	0.10	0.13 [1]	0.36	[1,2]	0.19	0.15 [1]	0.06	0.06 [1]	0.31	[1,2]	0.12	0.08 [1]	0.01	0.04 [1]	0.29	[1,2]	0.11	0.08 [1]
Net realized and unrealized gain (loss) on investments	0.63	0.46	0.68	[2]	(0.26)	0.69	0.59	0.46	0.66	[2]	(0.28)	0.69	0.64	0.48	0.68	[2]	(0.27)	0.69
Total from investment operations	0.73	0.59	1.04		(0.07)	0.84	0.65	0.52	0.97		(0.16)	0.77	0.65	0.52	0.97		(0.16)	0.77
Less Distributions From:
Net investment income	(0.18)	(0.19)	(0.18)		(0.24)	(0.18)	(0.09)	(0.10)	(0.05)		(0.15)	(0.09)	(0.09)	(0.10)	(0.05)		(0.15)	(0.09)
Capital gains	(0.58)	(0.21)	(0.29)		(0.27)	(0.15)	(0.58)	(0.21)	(0.29)		(0.27)	(0.15)	(0.58)	(0.21)	(0.29)		(0.27)	(0.15)
Total distributions	(0.76)	(0.40)	(0.47)		(0.51)	(0.33)	(0.67)	(0.31)	(0.34)		(0.42)	(0.24)	(0.67)	(0.31)	(0.34)		(0.42)	(0.24)
Net increase (decrease) in net asset value	(0.03)	0.19	0.57		(0.58)	0.51	(0.02)	0.21	0.63		(0.58)	0.53	(0.02)	0.21	0.63		(0.58)	0.53
Net Asset Value at end of period	$11.12	$11.15	$10.96		$10.39	$10.97	$11.29	$11.31	$11.10		$10.47	$11.05	$11.30	$11.32	$11.11		$10.48	$11.06
Total Return (%)[3]	6.72	5.62	10.37		(0.75)	8.25	5.91	4.89	9.51		(1.51)	7.47	5.91	4.89	9.50		(1.51)	7.46
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$45,932	$44,146	$42,662		$42,247	$45,005	$2,588	$4,263	$5,457		$6,049	$8,119	$20,154	$20,137	$20,303		$20,001	$20,960
Ratios of expenses to average net assets (%)	0.71	0.70	0.70		0.70	0.70	1.46	1.45	1.45		1.45	1.45	1.46	1.45	1.45		1.45	1.45
Ratio of net investment income to average net assets (%)	0.86	1.19	3.38	[2]	1.74	1.46	0.15	0.48	2.68	[2]	1.04	0.74	0.11	0.45	2.60	[2]	0.99	0.71
Portfolio turnover (%)[4]	63	73	57		63	48	63	73	57		63	48	63	73	57		63	48

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	In 2019, the Fund reported distributions of capital gains from investment companies as part of net investment income in the financial highlights. Had the Fund reported these capital gains as net realized and unrealized gain (loss) on investments, net investment income, net realized and unrealized gain (loss) on investments, and the ratio of net investment income to average net assets would have been; $0.17, $0.87, and 1.64%, respectively, for the class A Shares, $0.11, $0.86, and 0.90%, respectively, for the class B shares, and $0.10, $0.87, and 0.89%, respectively, for the class C shares.
[3]	Total return without applicable sales charge.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	MODERATE ALLOCATION FUND
	CLASS A						CLASS B						CLASS C
	Year Ended October 31,						Year Ended October 31,						Year Ended October 31,
	2021	2020	2019		2018	2017	2021	2020	2019		2018	2017	2021	2020	2019		2018	2017
Net Asset Value at beginning of period	$11.85	$11.76	$11.59		$12.20	$11.18	$11.69	$11.60	$11.46		$12.06	$11.05	$11.70	$11.61	$11.47		$12.07	$11.06
Income from Investment Operations:
Net investment income	0.09	0.12 [1]	0.51	[1,2]	0.17	0.14 [1]	0.04	0.05 [1]	0.53	[1,2]	0.10	0.07 [1]	(0.01)	0.02 [1]	0.42	[1,2]	0.08	0.06 [1]
Net realized and unrealized gain (loss) on investments	1.35	0.43	0.60	[2]	(0.17)	1.35	1.29	0.41	0.48	[2]	(0.18)	1.33	1.34	0.44	0.59	[2]	(0.16)	1.34
Total from investment operations	1.44	0.55	1.11		—	1.49	1.33	0.46	1.01		(0.08)	1.40	1.33	0.46	1.01		(0.08)	1.40
Less Distributions From:
Net investment income	(0.13)	(0.17)	(0.17)		(0.17)	(0.15)	—	(0.08)	(0.10)		(0.08)	(0.07)	—	(0.08)	(0.10)		(0.08)	(0.07)
Capital gains	(0.94)	(0.29)	(0.77)		(0.44)	(0.32)	(0.94)	(0.29)	(0.77)		(0.44)	(0.32)	(0.94)	(0.29)	(0.77)		(0.44)	(0.32)
Total distributions	(1.07)	(0.46)	(0.94)		(0.61)	(0.47)	(0.94)	(0.37)	(0.87)		(0.52)	(0.39)	(0.94)	(0.37)	(0.87)		(0.52)	(0.39)
Net increase (decrease) in net asset value	0.37	0.09	0.17		(0.61)	1.02	0.39	0.09	0.14		(0.60)	1.01	0.39	0.09	0.14		(0.60)	1.01
Net Asset Value at end of period	$12.22	$11.85	$11.76		$11.59	$12.20	$12.08	$11.69	$11.60		$11.46	$12.06	$12.09	$11.70	$11.61		$11.47	$12.07
Total Return (%)[3]	12.66	4.75	10.69		(0.12)	13.88	11.80	4.00	9.79		(0.82)	13.07	11.79	3.99	9.78		(0.82)	13.06
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$119,035	$111,135	$112,916		$108,459	$115,586	$6,699	$9,568	$13,754		$17,481	$23,101	$8,849	$9,230	$9,607		$9,338	$9,625
Ratios of expenses to average net assets (%)	0.71	0.70	0.70		0.70	0.70	1.46	1.45	1.45		1.45	1.45	1.46	1.45	1.45		1.45	1.45
Ratio of net investment income to average net assets (%)	0.70	0.96	4.42	[2]	1.39	1.23	(0.01)	0.27	4.01	[2]	0.73	0.56	(0.03)	0.22	3.68	[2]	0.62	0.52
Portfolio turnover (%)[4]	71	87	64		75	50	71	87	64		75	50	71	87	64		75	50

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	In 2019, the Fund reported distributions of capital gains from investment companies as part of net investment income in the financial highlights. Had the Fund reported these capital gains as net realized and unrealized gain (loss) on investments, net investment income, net realized and unrealized gain (loss) on investments, and the ratio of net investment income to average net assets would have been; $0.17, $0.94, and 1.39%, respectively, for the class A Shares, $0.09, $0.92, and 0.67%, respectively, for the class B shares, and $0.08, $0.93, and 0.64%, respectively, for the class C shares.
[3]	Total return without applicable sales charge.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

46

Madison Funds | October 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	AGGRESSIVE ALLOCATION FUND
	CLASS A						CLASS B					CLASS C
	Year Ended October 31,						Year Ended October 31,					Year Ended October 31,
	2021	2020	2019		2018	2017	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$11.81	$12.02	$12.01		$12.71	$11.12	$11.41	$11.62	$11.65	$12.35	$10.83	$11.42	$11.63	$11.66	$12.36	$10.84
Income from Investment Operations:
Net investment income (loss)	0.08	0.10 [1]	0.56	[1,2]	0.14	0.13 [1]	(0.09)	(0.06)[1]	0.55 [1,2]	0.03	0.02 [1]	(0.01)	0.03 [1]	0.48 [1,2]	0.04	0.02 [1]
Net realized and unrealized gain (loss) on investments	1.89	0.33	0.57	[2]	(0.11)	1.88	1.90	0.39	0.47 [2]	(0.10)	1.85	1.82	0.30	0.54 [2]	(0.11)	1.85
Total from investment operations	1.97	0.43	1.13		0.03	2.01	1.81	0.33	1.02	(0.07)	1.87	1.81	0.33	1.02	(0.07)	1.87
Less Distributions From:
Net investment income	(0.09)	(0.16)	(0.14)		(0.15)	(0.13)	—	(0.06)	(0.07)	(0.05)	(0.06)	—	(0.06)	(0.07)	(0.05)	(0.06)
Capital gains	(0.94)	(0.48)	(0.98)		(0.58)	(0.29)	(0.94)	(0.48)	(0.98)	(0.58)	(0.29)	(0.94)	(0.48)	(0.98)	(0.58)	(0.29)
Total distributions	(1.03)	(0.64)	(1.12)		(0.73)	(0.42)	(0.94)	(0.54)	(1.05)	(0.63)	(0.35)	(0.94)	(0.54)	(1.05)	(0.63)	(0.35)
Net increase (decrease) in net asset value	0.94	(0.21)	0.01		(0.70)	1.59	0.87	(0.21)	(0.03)	(0.70)	1.52	0.87	(0.21)	(0.03)	(0.70)	1.52
Net Asset Value at end of period	$12.75	$11.81	$12.02		$12.01	$12.71	$12.28	$11.41	$11.62	$11.65	$12.35	$12.29	$11.42	$11.63	$11.66	$12.36
Total Return (%)[3]	17.33	3.59	10.93		0.06	18.66	16.40	2.88	10.12	(0.74)	17.83	16.39	2.88	10.11	(0.74)	17.81
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$60,837	$56,089	$54,974		$51,274	$52,811	$3,539	$4,375	$6,088	$7,938	$10,442	$3,082	$2,655	$2,263	$2,160	$2,300
Ratios of expenses to average net assets (%)	0.71	0.70	0.70		0.70	0.70	1.46	1.45	1.45	1.45	1.45	1.46	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets (%)	0.62	0.78	4.77	[2]	1.08	1.02	(0.10)	0.11	4.50 [2]	0.45	0.35	(0.14)	(0.01)	4.15 [2]	0.32	0.45
Portfolio turnover (%)[4]	84	105	79		71	45	84	105	79	71	45	84	105	79	71	45

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	In 2019, the Fund reported distributions of capital gains from investment companies as part of net investment income in the financial highlights. Had the Fund reported these capital gains as net realized and unrealized gain(loss) on investments, net investment income, net realized and unrealized gain (loss) on investments, and the ratio of net investment income to average net assets would have been; $0.15, $0.98, and 1.25%, respectively, for the class A Shares, $0.03, $0.99, and 0.52%, respectively, for the class B shares, and $0.07, $0.95, and 0.50%, respectively, for the class C shares.
[3]	Total return without applicable sales charge.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	TAX-FREE VIRGINIA FUND					TAX-FREE NATIONAL FUND					HIGH QUALITY BOND FUND
	CLASS Y					CLASS Y					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$11.89	$11.71	$11.08	$11.49	$11.67	$11.08	$10.96	$10.41	$10.85	$11.10	$11.42	$11.11	$10.64	$10.93	$11.06
Income from Investment Operations:
Net investment income	0.19	0.20 [1]	0.23 [1]	0.24	0.24 [1]	0.18	0.21 [1]	0.24 [1]	0.24	0.25 [1]	0.10	0.13 [1]	0.21 [1]	0.18	0.14 [1]
Net realized and unrealized gain (loss) on investments	(0.17)	0.18	0.63	(0.41)	(0.16)	(0.10)	0.15	0.61	(0.41)	(0.18)	(0.24)	0.32	0.47	(0.30)	(0.12)
Total from investment operations	0.02	0.38	0.86	(0.17)	0.08	0.08	0.36	0.85	(0.17)	0.07	(0.14)	0.45	0.68	(0.12)	0.02
Less Distributions From:
Net investment income	(0.19)	(0.20)	(0.23)	(0.24)	(0.24)	(0.18)	(0.21)	(0.24)	(0.24)	(0.25)	(0.10)	(0.14)	(0.21)	(0.17)	(0.14)
Capital gains	(0.01)	—	—	—	(0.02)	—	(0.03)	(0.06)	(0.03)	(0.07)	(0.03)	—	—	—	(0.01)
Total distributions	(0.20)	(0.20)	(0.23)	(0.24)	(0.26)	(0.18)	(0.24)	(0.30)	(0.27)	(0.32)	(0.13)	(0.14)	(0.21)	(0.17)	(0.15)
Net increase (decrease) in net asset value	(0.18)	0.18	0.63	(0.41)	(0.18)	(0.10)	0.12	0.55	(0.44)	(0.25)	(0.27)	0.31	0.47	(0.29)	(0.13)
Net Asset Value at end of period	$11.71	$11.89	$11.71	$11.08	$11.49	$10.98	$11.08	$10.96	$10.41	$10.85	$11.15	$11.42	$11.11	$10.64	$10.93
Total Return (%)[2]	0.10	3.24	7.78	(1.52)	0.68	0.75	3.36	8.20	(1.56)	0.72	(1.21)	4.08	6.43	(1.09)	0.25
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$20,620	$21,572	$22,225	$20,868	$21,866	$22,331	$23,377	$23,807	$23,325	$25,294	$115,682	$184,881	$90,407	$89,253	$100,536
Ratios of expenses to average net assets (%)
Before reimbursement of expenses by Adviser (%)	0.86	0.85	0.85	0.85	0.86	0.76	0.75	0.75	0.75	0.75	0.50	0.49	0.49	0.49	0.49
After reimbursement of expenses by Adviser (%)	0.86	0.85	0.85	0.85	0.86	0.76	0.75	0.75	0.75	0.75	0.40	0.46	0.49	0.49	0.49
Ratio of net investment income (loss) to average net assets
Before reimbursement of expenses by Adviser (%)	1.57	1.66	1.96	2.09	2.06	1.65	1.91	2.19	2.25	2.30	0.76	1.17	1.88	1.64	1.32
After reimbursement and waiver of expenses by Adviser (%)	1.57	1.66	1.96	2.09	2.06	1.65	1.91	2.19	2.25	2.30	0.86	1.20	1.88	1.64	1.32
Portfolio turnover (%)[3]	10	7	22	26	8	18	13	26	31	6	13	21	20	31	26

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

47

Madison Funds | October 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	CORE BOND FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$10.78	$10.28	$9.55	$10.03	$10.20	$10.78	$10.29	$9.55	$10.03	$10.21	$10.71	$10.25	$9.52	$9.99	$10.17
Income from Investment Operations:
Net investment income	0.14	0.18 [1]	0.24 [1]	0.21	0.20 [1]	0.16	0.12 [1]	0.161	0.15	0.14 [1]	(0.02)	0.20 [1]	0.25 [1]	0.24	0.23 [1]
Net realized and unrealized gain (loss) on investments	(0.12)	0.53	0.74	(0.46)	(0.10)	(0.22)	0.51	0.75	(0.47)	(0.12)	0.10	0.52	0.75	(0.45)	(0.11)
Total from investment operations	0.02	0.71	0.98	(0.25)	0.10	(0.06)	0.63	0.91	(0.32)	0.02	0.08	0.72	1.00	(0.21)	0.12
Less Distributions From:
Net investment income	(0.14)	(0.19)	(0.25)	(0.23)	(0.22)	(0.06)	(0.12)	(0.17)	(0.16)	(0.15)	(0.19)	(0.24)	(0.27)	(0.26)	(0.25)
Capital gains	(0.21)	(0.02)	–	(0.00)[2]	(0.05)	(0.21)	(0.02)	–	(0.00)[2]	(0.05)	(0.21)	(0.02)	–	(0.00)[2]	(0.05)
Total distributions	(0.35)	(0.21)	(0.25)	(0.23)	(0.27)	(0.27)	(0.14)	(0.17)	(0.16)	(0.20)	(0.40)	(0.26)	(0.27)	(0.26)	(0.30)
Net increase (decrease) in net asset value	(0.33)	0.50	0.73	(0.48)	(0.17)	(0.33)	0.49	0.74	(0.48)	(0.18)	(0.32)	0.46	0.73	(0.47)	(0.18)
Net Asset Value at end of period	$10.45	$10.78	$10.28	$9.55	$10.03	$10.45	$10.78	$10.29	$9.55	$10.03	$10.39	$10.71	$10.25	$9.52	$9.99
Total Return (%)[3]	0.21	7.00	10.37	(2.45)	1.05	(0.53)	6.10	9.65	(3.18)	0.20	0.73	7.13	10.67	(2.12)	1.22
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$43,577	$47,304	$28,902	$29,605	$33,738	$510	$1,088	$1,272	$1,466	$2,004	$10,783	$102,811	$121,000	$138,186	$170,169
Ratios of expenses to average net assets (%)	0.87	0.90	0.90	0.90	0.90	1.63	1.66	1.65	1.65	1.65	0.65	0.65	0.65	0.65	0.65
Ratio of net investment income to average net assets (%)	1.31	1.78	2.35	2.20	2.00	0.59	1.05	1.60	1.44	1.25	1.65	2.03	2.60	2.44	2.25
Portfolio turnover (%)[4]	30	61	36	26	27	30	61	36	26	27	30	61	36	26	27

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Amounts represent less than $(0.005) per share.
[3]	Total return without applicable sales charge.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	CORE BOND FUND
	CLASS I1
	Period Ended
	October 31,
	2021
Net Asset Value at beginning of period	$10.39
Income from Investment Operations:
Net investment income	0.11
Net realized and unrealized gain (loss) on investments	(0.02)
Total from investment operations	0.09
Less Distributions From:
Net investment income	(0.12)
Total distributions	(0.12)
Net increase (decrease) in net asset value	(0.03)
Net Asset Value at end of period	$10.36
Total Return (%)[2]	0.88	[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$133,692
Ratios of expenses to average net assets (%)	0.50	[4]
Ratio of net investment income to average net assets (%)	1.57	[4]
Portfolio turnover (%)[5]	30	[3]

[1]	Class I shares commenced operations effective March 1, 2021.
[2]	Total return without applicable sales charge.
[3]	Not annualized
[4]	Annualized
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

48

Madison Funds | October 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	DIVERSIFIED INCOME FUND
	CLASS A					CLASS B					CLASS C
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$15.52	$16.37	$15.98	$15.93	$14.92	$15.64	$16.48	$16.08	$16.04	$15.01	$15.65	$16.48	$16.07	$16.03	$15.01
Income from Investment Operations:
Net investment income	0.23	0.26 [1]	0.28 [1]	0.28	0.26 [1]	0.11	0.14 [1]	0.16 [1]	0.16	0.14 [1]	0.09	0.15 [1]	0.16 [1]	0.16	0.14 [1]
Net realized and unrealized gain (loss) on investments	3.11	(0.04)	1.64	0.30	1.56	3.12	(0.03)	1.65	0.29	1.58	3.14	(0.03)	1.66	0.29	1.57
Total from investment operations	3.34	0.22	1.92	0.58	1.82	3.23	0.11	1.81	0.45	1.72	3.23	0.12	1.82	0.45	1.71
Less Distributions From:
Net investment income	(0.24)	(0.27)	(0.29)	(0.29)	(0.27)	(0.10)	(0.15)	(0.17)	(0.17)	(0.15)	(0.10)	(0.15)	(0.17)	(0.17)	(0.15)
Capital gains	(0.20)	(0.80)	(1.24)	(0.24)	(0.54)	(0.20)	(0.80)	(1.24)	(0.24)	(0.54)	(0.20)	(0.80)	(1.24)	(0.24)	(0.54)
Total distributions	(0.44)	(1.07)	(1.53)	(0.53)	(0.81)	(0.30)	(0.95)	(1.41)	(0.41)	(0.69)	(0.30)	(0.95)	(1.41)	(0.41)	(0.69)
Net increase (decrease) in net asset value	2.90	(0.85)	0.39	0.05	1.01	2.93	(0.84)	0.40	0.04	1.03	2.93	(0.83)	0.41	0.04	1.02
Net Asset Value at end of period	$18.42	$15.52	$16.37	$15.98	$15.93	$18.57	$15.64	$16.48	$16.08	$16.04	$18.58	$15.65	$16.48	$16.07	$16.03
Total Return (%)[2]	21.74	1.27	13.51	3.63	12.57	20.83	0.56	12.64	2.77	11.79	20.82	0.62	12.72	2.77	11.72
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$158,336	$134,213	$139,683	$131,127	$137,863	$5,082	$6,591	$9,612	$10,832	$12,702	$20,812	$16,888	$16,090	$14,647	$15,103
Ratios of expenses to average net assets (%)	1.11	1.10	1.10	1.10	1.10	1.86	1.85	1.85	1.85	1.85	1.85	1.85	1.84	1.85	1.85
Ratio of net investment income to average net assets (%)	1.27	1.66	1.80	1.72	1.65	0.53	0.92	1.06	0.97	0.91	0.52	0.91	1.05	0.97	0.89
Portfolio turnover (%)[3]	34	31	34	27	21	34	31	34	27	21	34	31	34	27	21

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

49

Madison Funds | October 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	COVERED CALL & EQUITY INCOME FUND
	CLASS A					CLASS C					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$7.80	$7.84	$8.52	$8.88	$8.95	$7.19	$7.31	$8.04	$8.47	$8.63	$8.05	$8.06	$8.73	$9.06	$9.11
Income from Investment Operations:
Net investment income (loss)	0.02	(0.09)[1]	0.03 [1]	0.06	0.07	(0.08)	(0.18)[1]	(0.05)[1]	(0.10)	0.02	0.04	(0.39)[1]	0.12 [1]	0.10	0.14
Net realized and unrealized gain (loss) on investments	2.37	0.60	0.05	0.30	0.46	2.21	0.60	0.07	0.38	0.42	2.45	0.94	(0.02)	0.29	0.42
Total from investment operations	2.39	0.51	0.08	0.36	0.53	2.13	0.42	0.02	0.28	0.44	2.49	0.55	0.10	0.39	0.56
Less Distributions From:
Net investment income	(0.43)	(0.39)	(0.44)	(0.43)	(0.39)	(0.42)	(0.38)	(0.43)	(0.42)	(0.39)	(0.43)	(0.40)	(0.45)	(0.43)	(0.40)
Capital gains	(0.16)	(0.16)	(0.32)	(0.29)	(0.21)	(0.16)	(0.16)	(0.32)	(0.29)	(0.21)	(0.16)	(0.16)	(0.32)	(0.29)	(0.21)
Total distributions	(0.59)	(0.55)	(0.76)	(0.72)	(0.60)	(0.58)	(0.54)	(0.75)	(0.71)	(0.60)	(0.59)	(0.56)	(0.77)	(0.72)	(0.61)
Net increase (decrease) in net asset value	1.80	(0.04)	(0.68)	(0.36)	(0.07)	1.55	(0.12)	(0.73)	(0.43)	(0.16)	1.90	(0.01)	(0.67)	(0.33)	(0.05)
Net Asset Value at end of period	$9.60	$7.80	$7.84	$8.52	$8.88	$8.74	$7.19	$7.31	$8.04	$8.47	$9.95	$8.05	$8.06	$8.73	$9.06
Total Return (%)[2]	31.18	7.10	1.46	3.96	5.97	30.17	6.31	0.68	3.21	5.09	31.54	7.34	1.60	4.29	6.15
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$14,811	$11,996	$13,748	$16,035	$16,773	$8,336	$7,156	$8,191	$9,638	$13,299	$66,982	$59,966	$102,018	$106,576	$95,640
Ratios of expenses to average net assets (%)	1.26	1.25	1.25	1.25	1.25	2.01	2.01	2.00	2.00	2.00	1.01	1.01	1.00	1.00	1.00
Ratio of net investment income to average net assets (%)	0.09	0.70	1.05	0.47	1.03	(0.66)	(0.05)	0.29	(0.28)	0.28	0.34	0.98	1.28	0.73	1.26
Portfolio turnover (%)[3]	162	108	116	130	166	162	108	116	130	166	162	108	116	130	166

	COVERED CALL & EQUITY INCOME FUND
	CLASS R6
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$8.17	$8.16	$8.81	$9.13	$9.16
Income from Investment Operations:
Net investment income (loss)	0.17	(0.45)[1]	0.18 [1]	0.06	0.14
Net realized and unrealized gain (loss) on investments	2.37	1.02	(0.06)	0.34	0.44
Total from investment operations	2.54	0.57	0.12	0.40	0.58
Less Distributions From:
Net investment income	(0.43)	(0.40)	(0.45)	(0.43)	(0.40)
Capital gains	(0.16)	(0.16)	(0.32)	(0.29)	(0.21)
Total distributions	(0.59)	(0.56)	(0.77)	(0.72)	(0.61)
Net increase (decrease) in net asset value	1.95	0.01	(0.65)	(0.32)	(0.03)
Net Asset Value at end of period	$10.12	$8.17	$8.16	$8.81	$9.13
Total Return (%)[2]	31.69	7.51	1.82	4.37	6.34
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$544	$1,439	$2,385	$2,388	$2,531
Ratios of expenses to average net assets (%)	0.88	0.87	0.87	0.87	0.87
Ratio of net investment income to average net assets (%)	0.60	1.10	1.41	0.85	1.26
Portfolio turnover (%)[3]	162	108	116	130	166

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

50

Madison Funds | October 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	DIVIDEND INCOME FUND
	CLASS A*			CLASS Y					CLASS I**
	Year Ended	Period Ended							Year Ended	Period Ended
	October 31,	October 31,		Year Ended October 31,					October 31,	October 31,
	2021	2020		2021	2020	2019	2018	2017	2021	2020
Net Asset Value at beginning of period	$26.10	$25.17		$26.14	$27.65	$27.01	$26.18	$22.38	$26.14	$27.19
Income from Investment Operations:
Net investment income	0.39	0.16	[1]	0.50	0.51 [1]	0.46 [1]	0.47	0.44 [1]	0.52	0.06	[1]
Net realized and unrealized gain (loss) on investments	8.06	0.98		8.03	(0.88)	3.12	1.42	4.34	8.05	(1.02)
Total from investment operations	8.45	1.14		8.53	(0.37)	3.58	1.89	4.78	8.57	(0.96)
Less Distributions From:
Net investment income	(0.42)	(0.21)		(0.48)	(0.45)	(0.43)	(0.47)	(0.44)	(0.51)	(0.09)
Capital gains	–	–		–	(0.69)	(2.51)	(0.59)	(0.54)	–	–
Total distributions	(0.42)	(0.21)		(0.48)	(1.14)	(2.94)	(1.06)	(0.98)	(0.51)	(0.09)
Net increase (decrease) in net asset value	8.03	0.93		8.05	(1.51)	0.64	0.83	3.80	8.06	(1.05)
Net Asset Value at end of period	$34.13	$26.10		$34.19	$26.14	$27.65	$27.01	$26.18	$34.20	$26.14
Total Return (%)[2]	32.52	4.53	[3]	32.81	(1.42)	15.48	7.35	21.85	32.95	(3.53)[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s) $	62,716	$51,207		$188,287	$171,733	$220,725	$111,457	$107,411	$72,215	$51,725
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.16	1.17	[4]	0.91	1.02	1.10	1.10	1.10	0.81	0.82	[4]
After reimbursement of expenses by Adviser (%).	1.16	1.17	[4]	0.91	0.93	0.95	0.95	0.95	0.81	0.82	[4]
Ratio of net investment income (loss) to average net assets
Before reimbursement of expenses by Adviser (%)	1.25	1.09	[4]	1.50	1.72	1.64	1.60	1.66	1.60	1.55	[4]
After reimbursement and waiver of expenses by Adviser (%)	1.25	1.09	[4]	1.50	1.81	1.79	1.75	1.81	1.60	1.55	[4]
Portfolio turnover (%)[5]	31	33	[3]	31	33	28	32	19	31	33	[3]

*	Class A shares commenced operations effective June 1, 2020.
**	Class I shares commenced operations effective September 1, 2020.
[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

51

Madison Funds | October 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	INVESTORS FUND
	CLASS A					CLASS Y					CLASS R6
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$23.81	$23.76	$23.85	$23.22	$19.57	$23.84	$23.83	$23.92	$23.29	$19.62	$24.12	$24.06	$24.07	$23.44	$19.74
Income from Investment Operations:
Net investment income (loss)	(0.01)	0.04 [1]	0.06 [1]	0.05	0.03 [1]	0.12	0.14 [1]	0.12 [1]	0.11	0.09 [1]	0.11	0.03 [1]	0.16 [1]	0.15	0.13 [1]
Net realized and unrealized gain (loss) on investments	7.29	1.31	3.39	1.87	4.23	7.24	1.29	3.39	1.87	4.24	7.37	1.45	3.43	1.88	4.26
Total from investment operations	7.28	1.35	3.45	1.92	4.26	7.36	1.43	3.51	1.98	4.33	7.48	1.48	3.59	2.03	4.39
Less Distributions From:
Net investment income	–	–	(0.10)	(0.03)	–	(0.05)	(0.12)	(0.16)	(0.09)	(0.05)	(0.14)	(0.12)	(0.16)	(0.14)	(0.08)
Capital gains	(2.37)	(1.30)	(3.44)	(1.26)	(0.61)	(2.37)	(1.30)	(3.44)	(1.26)	(0.61)	(2.37)	(1.30)	(3.44)	(1.26)	(0.61)
Total distributions	(2.37)	(1.30)	(3.54)	(1.29)	(0.61)	(2.42)	(1.42)	(3.60)	(1.35)	(0.66)	(2.51)	(1.42)	(3.60)	(1.40)	(0.69)
Net increase (decrease) in net asset value	4.91	0.05	(0.09)	0.63	3.65	4.94	0.01	(0.09)	0.63	3.67	4.97	0.06	(0.01)	0.63	3.70
Net Asset Value at end of period	$28.72	$23.81	$23.76	$23.85	$23.22	$28.78	$23.84	$23.83	$23.92	$23.29	$29.09	$24.12	$24.06	$24.07	$23.44
Total Return (%)[2]	32.37	5.75	18.37	8.50	22.30	32.72	6.06	18.63	8.75	22.62	32.96	6.21	18.88	8.90	22.87
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$108,515	$88,934	$86,476	$78,043	$77,891	$112,166	$157,991	$244,443	$208,942	$222,363	$84,331	$70,490	$8,063	$6,919	$6,898
Ratios of expenses to average net
assets (%)	1.16	1.18	1.20	1.20	1.20	0.91	0.94	0.95	0.95	0.95	0.73	0.74	0.77	0.77	0.77
Ratio of net investment income to average
net assets (%)	(0.03)	0.18	0.23	0.22	0.14	0.25	0.54	0.47	0.47	0.39	0.39	0.26	0.65	0.64	0.56
Portfolio turnover (%)[3]	17	41	23	40	33	17	41	23	40	33	17	41	23	40	33

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	INVESTORS FUND
	CLASS I*
	Year Ended	Period Ended
	October 31,	October 31,
	2021	2020
Net Asset Value at beginning of period	$23.84	$24.51
Income from Investment Operations:
Net investment income	0.10	0.00	[1,2]
Net realized and unrealized gain (loss) on investments	7.28	(0.67)
Total from investment operations	7.38	(0.67)
Less Distributions From:
Net investment income	(0.10)	–
Capital gains	(2.37)	–
Total distributions	(2.47)	–
Net increase (decrease) in net asset value	4.91	(0.67)
Net Asset Value at end of period	$28.75	$23.84
Total Return (%)[3]	32.87	(2.73)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$104,617	$20,643
Ratios of expenses to average net assets (%)	0.81	0.82	[5]
Ratio of net investment income to average net assets (%)	0.30	0.02	[5]
Portfolio turnover (%)[6]	17	41	[4]

*	Class I shares commenced operations effective September 1, 2020.
[1]	Amounts represent less than $0.005 per share.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	Total return without applicable sales charge.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

52

Madison Funds | October 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	MID CAP FUND
	CLASS A					CLASS B
	Year Ended October 31,					Year Ended October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$10.26	$11.09	$9.77	$9.37	$8.34	$8.03	$8.84	$7.98	$7.78	$7.04
Income from Investment Operations:
Net investment loss	(0.07)	(0.08)[1]	(0.07)[1]	(0.06)	(0.05)[1]	(0.68)	(0.53)[1]	(0.32)[1]	(0.35)	(0.20)[1]
Net realized and unrealized gain (loss) on investments	3.91	(0.32)	2.07	0.81	1.46	3.59	0.15	1.86	0.90	1.32
Total from investment operations	3.84	(0.40)	2.00	0.75	1.41	2.91	(0.38)	1.54	0.55	1.12
Less Distributions From:
Capital gains	(0.42)	(0.43)	(0.68)	(0.35)	(0.38)	(0.42)	(0.43)	(0.68)	(0.35)	(0.38)
Total distributions	(0.42)	(0.43)	(0.68)	(0.35)	(0.38)	(0.42)	(0.43)	(0.68)	(0.35)	(0.38)
Net increase (decrease) in net asset value	3.42	(0.83)	1.32	0.40	1.03	2.49	(0.81)	0.86	0.20	0.74
Net Asset Value at end of period	$13.68	$10.26	$11.09	$9.77	$9.37	$10.52	$8.03	$8.84	$7.98	$7.78
Total Return (%)[2]	38.24	(3.81)	22.65	8.15	17.40	37.24	(4.59)	21.91	7.21	16.46
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$76,625	$58,782	$66,250	$59,519	$59,175	$1,180	$1,191	$1,730	$1,891	$2,550
Ratios of expenses to average net assets (%)	1.39	1.40	1.40	1.40	1.40	2.15	2.15	2.15	2.15	2.15
Ratio of net investment income to average net assets (%)	(0.50)	(0.64)	(0.59)	(0.51)	(0.53)	(1.21)	(1.37)	(1.33)	(1.26)	(1.28)
Portfolio turnover (%)[3]	24	24	25	27	22	24	24	25	27	22

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	MID CAP FUND
	CLASS Y					CLASS R6					CLASS I*
											Year Ended	Period Ended
	Year Ended October 31,					Year Ended October 31,					October 31,	October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017	2021	2020
Net Asset Value at beginning of period	$10.89	$11.71	$10.23	$9.76	$8.64	$11.19	$11.99	$10.44	$9.94	$8.77	$10.90	$11.21
Income from Investment Operations:
Net investment income (loss)	0.02	(0.03)[1]	(0.02)[1]	(0.01)	(0.01)[1]	0.02	(0.02)[1]	(0.10)[1]	0.01	0.01 [1]	(0.03)	(0.01)[1]
Net realized and unrealized gain (loss) on investments	4.13	(0.36)	2.18	0.83	1.51	4.27	(0.35)	2.33	0.84	1.54	4.19	(0.30)
Total from investment operations	4.15	(0.39)	2.16	0.82	1.50	4.29	(0.37)	2.23	0.85	1.55	4.16	(0.31)
Less Distributions From:
Net Investment Income	–	(0.00)[2]	–	–	–	(0.02)	(0.00)[2]	–	–	–	(0.00)[2]	–
Capital gains	(0.42)	(0.43)	(0.68)	(0.35)	(0.38)	(0.42)	(0.43)	(0.68)	(0.35)	(0.38)	(0.42)	–
Total distributions	(0.42)	(0.43)	(0.68)	(0.35)	(0.38)	(0.44)	(0.43)	(0.68)	(0.35)	(0.38)	(0.42)	–
Net increase (decrease) in net asset value	3.73	(0.82)	1.48	0.47	1.12	3.85	(0.80)	1.55	0.50	1.17	3.74	(0.31)
Net Asset Value at end of period	$14.62	$10.89	$11.71	$10.23	$9.76	$15.04	$11.19	$11.99	$10.44	$9.94	$14.64	$10.90
Total Return (%)[3]	38.89	(3.52)	23.27	8.55	17.85	39.20	(3.26)	23.49	8.71	18.17	39.01	(2.77)[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$263,892	$323,841	$463,768	$351,716	$270,989	$105,878	$91,562	$55,417	$12,886	$11,713	$286,235	$61,805
Ratios of expenses to average net assets (%)	0.95	0.97	0.98	0.98	0.98	0.77	0.77	0.76	0.77	0.77	0.85	0.86 [6]
Ratio of net investment income to average net assets (%)	(0.04)	(0.20)	(0.18)	(0.09)	(0.11)	0.14	(0.03)	(0.06)	0.12	0.10	(0.01)	(0.43)[6]
Portfolio turnover (%)[4]	24	24	25	27	22	24	24	25	27	22	24	24 [5]

*	Class I shares commenced operations effective September 1, 2020

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Amounts represent less than $0.005 per share.
[3]	Total return without applicable sales charge.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

53

Madison Funds | October 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	SMALL CAP FUND
	CLASS A						CLASS Y							CLASS I*
					Inception to				Period Ended					Period Ended
	Year Ended October 31,				September 30,		Year Ended October 31,		October 31,		Year Ended September 30,			October 31,
	2021	2020	2019		2019[1]		2021	2020	2019[2]		2019	2018[3]	2017[3]	2021
Net Asset Value at beginning of period	$11.04	$11.14	$10.82		$10.53		$11.11	$11.19	$10.87		$15.56	$15.03	$14.09	$14.41
Income from Investment Operations:
Net investment income (loss)	(0.09)	(0.02)[4]	(0.01)[4]		(0.01)[4]		(0.07)	0.02 [4]	(0.01)[4]		(0.04)[4]	(0.08)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	5.46	0.36	0.33		0.30		5.51	0.35	0.33		(1.39)	2.21	1.70	1.32
Total from investment operations	5.37	0.34	0.32		0.29		5.44	0.37	0.32		(1.43)	2.13	1.61	1.29
Less Distributions From:
Net investment income	–	–	–		–		–	(0.01)	–		–	–	–	–
Capital gains	(0.86)	(0.44)	–		–		(0.86)	(0.44)	–		(3.26)	(1.60)	(0.67)	–
Total distributions	(0.86)	(0.44)	–		–		(0.86)	(0.45)	–		(3.26)	(1.60)	(0.67)
Net increase (decrease) in net asset value	4.51	(0.10)	0.32		0.29		4.58	(0.08)	0.32		(4.69)	0.53	0.94	1.29
Net Asset Value at end of period	$15.55	$11.04	$11.14		$10.82		$15.69	$11.11	$11.19		$10.87	$15.56	$15.03	$15.70
Total Return (%)[5]	50.17	3.02	2.96	[6]	2.75	[6]	50.50	3.27	2.94	[6]	(8.81)	15.29	11.58	8.95	[6]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,847	$2,958	$3,457		$3,420		$253,625	$215,890	$263,527		$274,824	$543,961	$611,730	$21,868
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.39	1.51	1.50	[7]	1.50	[7]	1.15	1.26	1.25	[7]	1.29	1.21	1.23	1.00	[7]
After reimbursement of expenses by Adviser (%)	1.38	1.47	1.46	[7]	1.46	[7]	1.14	1.22	1.21	[7]	1.29	1.21	1.23	1.00	[7]
Ratio of net investment income to average net assets
Before reimbursement of expenses by Adviser (%)	(0.67)	(0.18)	(1.07)[7]		(1.28)[7]		(0.42)	0.08	(0.82)[7]		(0.36)	(0.57)	(0.64)	(0.36)[7]
After reimbursement of expenses by Adviser (%)	(0.66)	(0.14)	(1.03)[7]		(1.24)[7]		(0.40)	0.12	(0.78)[7]		(0.36)	(0.57)	(0.64)	(0.36)[7]
Portfolio turnover (%)[8]	44	47	3		73		44	47	3		73	49	53	44	[6]

*	Class I shares commenced operations effective March 1, 2021.

[1]	For accounting purposes, the Small Cap Fund Class A is treated as having commenced investment operations on August 31, 2019.

[2]	Disclosure represents the period October 1, 2019 to October 31, 2019.
[3]	The financial highlights prior to August 31, 2019 are those of the Broadview Opportunity Fund, the accounting survivor of the reorganization of the Madison Small Cap Fund and Broadview Opportunity Fund. The net asset values and other per share information of the Broadview Opportunity Fund have been restated by the conversion ratio of 2.469195 for Class Y shares to reflect those of the legal survivor of the reorganization, the Madison Small Cap Fund.
[4]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[5]	Total return without applicable sales charge.
[6]	Not annualized.
[7]	Annualized.
[8]	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.

54

Madison Funds | October 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	INTERNATIONAL STOCK FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$11.83	$13.53	$12.92	$14.00	$12.03	$11.47	$13.14	$12.56	$13.63	$11.73	$11.83	$13.57	$12.96	$14.04	$12.05
Income from Investment Operations:
Net investment income (loss)	0.07	0.06 [1]	0.18 [1]	0.16	0.10 [1]	(0.21)	(0.08)[1]	0.06 [1]	0.03	0.00 [1,2]	0.41	1.30 [1]	0.62 [1]	2.47	0.34 [1]
Net realized and unrealized gain (loss) on investments	2.35	(0.89)	0.99	(1.12)	2.01	2.46	(0.82)	0.99	(1.07)	1.97	2.05	(2.10)	0.58	(3.40)	1.82
Total from investment operations	2.42	(0.83)	1.17	(0.96)	2.11	2.25	(0.90)	1.05	(1.04)	1.97	2.46	(0.80)	1.20	(0.93)	2.16
Less Distributions From:
Net investment income	(0.06)	(0.19)	(0.19)	(0.12)	(0.14)	-	(0.09)	(0.10)	(0.03)	(0.07)	(0.13)	(0.26)	(0.22)	(0.15)	(0.17)
Capital gains	(0.52)	(0.68)	(0.37)	-	-	(0.52)	(0.68)	(0.37)	-	-	(0.52)	(0.68)	(0.37)	-	-
Total distributions	(0.58)	(0.87)	(0.56)	(0.12)	(0.14)	(0.52)	(0.77)	(0.47)	(0.03)	(0.07)	(0.65)	(0.94)	(0.59)	(0.15)	(0.17)
Net increase (decrease) in net asset value	1.84	(1.70)	0.61	(1.08)	1.97	1.73	(1.67)	0.58	(1.07)	1.90	1.81	(1.74)	0.61	(1.08)	1.99
Net Asset Value at end of period	$13.67	$11.83	$13.53	$12.92	$14.00	$13.20	$11.47	$13.14	$12.56	$13.63	$13.64	$11.83	$13.57	$12.96	$14.04
Total Return (%)[3]	20.48	(6.78)	9.85	(6.94)	17.79	19.62	(7.49)	9.04	(7.65)	16.89	20.83	(6.58)	10.10	(6.72)	18.18
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$16,375	$14,602	$17,209	$17,679	$20,520	$348	$494	$715	$840	$1,195	$888	$823	$1,310	$1,434	$10,098
Ratios of expenses to average net assets (%)	1.61	1.60	1.60	1.60	1.60	2.36	2.36	2.35	2.35	2.35	1.36	1.36	1.35	1.35	1.35
Ratio of net investment income to average net assets (%)	0.53	0.50	1.42	1.14	0.82	(0.19)	(0.26)	0.65	0.36	0.05	0.79	0.73	1.67	1.12	1.06
Portfolio turnover (%)[4]	120	34	37	29	32	120	34	37	29	32	120	34	37	29	32

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Amounts represent less than $0.005 per share.
[3]	Total return without applicable sales charge.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

55

Madison Funds | October 31, 2021

Notes to the Financial Statements

1.  ORGANIZATION

Madison Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. As of the date of this report, the Trust offers the following funds (individually, a “fund,” collectively, the “funds”), with the share classes listed:

Fund	Share Class(es) Offered[1]
Conservative Allocation[2]	Class A, Class B, Class C
Moderate Allocation[2]	Class A, Class B, Class C
Aggressive Allocation[2]	Class A, Class B, Class C
Tax-Free Virginia	Class Y
Tax-Free National	Class Y
High Quality Bond	Class Y
Core Bond[3]	Class A, Class B, Class Y, Class I
Diversified Income	Class A, Class B, Class C
Covered Call & Equity Income	Class A, Class C, Class Y, Class R6
Dividend Income	Class A, Class Y, Class I
Investors	Class A, Class Y, Class I, Class R6
Mid Cap	Class A, Class B, Class Y, Class I, Class R6
Small Cap[3]	Class A, Class Y, Class I
International Stock	Class A, Class B, Class Y

[1]	As of February 1, 2017, Class B shares of the funds may not be purchased or acquired, except by exchange from Class B shares of another Madison Fund, or through dividend and/or capital gains reinvestments. Shareholders with investments in Class B shares of the funds may continue to hold such shares until they convert to Class A shares.

[2]	The Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds are collectively referred to herein as the “Allocation Funds”.
[3]	The Core Bond and Small Cap Funds launched Class I shares on February 26, 2021, and the share Class commenced operations effective March 1, 2021.

Each Class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each Class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of fund level expenses; is subject to its own sales charge, if any; and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that Class or other Class-specific matters.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”). Effective February 28, 2021, Madison took over management of the International Stock Fund from Lazard Asset Management, LLC, the previous Subadviser of the Fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including American Depositary Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network of dealers and brokers that connect buyers and sellers. They are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern Standard Time, on each day on which the NYSE is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of each Allocation Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less are valued on an amortized cost basis, which approximates fair value.

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Madison Funds | October 31, 2021

Notes to the Financial Statements - continued

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current fair value, are appraised at their fair values as determined in good faith by the Pricing Committee ( the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or NOCP. Because the Allocation Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require an Allocation Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A fund’s investments will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. In addition to the fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Board of Trustees. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded on is on holiday.

Recently Issued Accounting Pronouncements:

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The adoption of the ASU is elective. At this time, management is evaluating the implications of these changes on the financial statements.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Net realized gain on investments in the Statements of Operations also includes realized gain distributions received from the underlying exchange-listed funds. Distributions of net realized gains are recorded on the fund’s ex-distribution date. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the funds are informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Share Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities. As of October 31, 2021, none of the funds held open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the funds’ custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience one of the following: delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

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Madison Funds | October 31, 2021

Notes to the Financial Statements - continued

Foreign Currency Transactions: The fund’s books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., fair value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the funds at the spot rate at settlement.

Each fund, except the Tax-Free Virginia and Tax-Free National Funds, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments”. The Covered Call & Equity Fund had net realized losses of ($16), and The International Stock Fund had net realized gains of $8,558 related to foreign currency transactions.

The funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each fund, except the Tax-Free Virginia and Tax-Free National Funds, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. During the year ended October 31, 2021, none of the funds had open forward foreign currency exchange contracts.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or other liquid assets in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund’s commitment with respect to the contract.

Cash Concentration: At times, the funds maintain cash balances at financial institutions in excess of federally insured limits. The funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each fund currently limits investments in illiquid investments, as defined by Rule 22e-4 under the 1940 Act, to 15% of net assets at the time of purchase. An illiquid investment is generally defined as a security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Based upon the determination of the Board of Trustees, at October 31, 2021, there were no illiquid securities held in the funds.

Delayed Delivery Securities: Each fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates cash or other liquid securities, of any type or maturity, equal in value to the fund’s commitment. Losses may arise due to changes in the fair value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of October 31, 2021, none of the funds had entered into such transactions.

Indemnifications: Under the funds’ organizational documents, the funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In the normal course of business, the funds enter into contracts that contain a variety of representations and provide general indemnifications. The funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the funds. However, based on experience, management expects the risk of loss to be remote.

3.  FAIR VALUE MEASUREMENTS

Each fund has adopted FASB guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)

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Notes to the Financial Statements - continued

Level 3 - significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the funds to measure fair value for the year ended October 31, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs. The funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of October 31, 2021, none of the funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of October 31, 2021, in valuing the funds’ investments carried at fair value (please see the Portfolio of Investments for each fund for a listing of all securities within each category):

Fund[1]	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/21
Conservative Allocation
Investment Companies	$66,236,702	$—	$—	$66,236,702
Short-Term Investments	7,361,469	—	—	7,361,469
	73,598,171	—	—	73,598,171
Moderate Allocation
Investment Companies	127,679,010	—	—	127,679,010
Short-Term Investments	15,425,762	—	—	15,425,762
	143,104,772	—	—	143,104,772
Aggressive Allocation
Investment Companies	63,854,577	—	—	63,854,577
Short-Term Investments	11,332,107	—	—	11,332,107
	75,186,684	—	—	75,186,684
Tax-Free Virginia
Municipal Bonds	—	20,104,779	—	20,104,779
Tax-Free National
Municipal Bonds	—	21,825,620	—	21,825,620
High Quality Bond
Corporate Notes and Bonds	—	46,065,884	—	46,065,884
U.S. Government and Agency Obligations	—	67,759,273	—	67,759,273
Short-Term Investments	2,659,839	—	—	2,659,839
	2,659,839	113,825,157	—	116,484,996
Core Bond
Asset Backed Securities	—	11,427,924	—	11,427,924
Collateralized Mortgage Obligations	—	12,768,801	—	12,768,801
Commercial Mortgage-Backed Securities	—	5,457,060	—	5,457,060
Corporate Notes and Bonds	—	69,088,581	—	69,088,581
Foreign Corporate Bonds	—	481,372	—	481,372
Mortgage Backed Securities	—	19,866,573	—	19,866,573
U.S. Government and Agency Obligations	—	58,954,854	—	58,954,854
Short-Term Investments	10,493,714	—	—	10,493,714
	10,493,714	178,045,165	—	188,538,879
Diversified Income
Common Stocks	126,301,819	—	—	126,301,819
Asset Backed Securities	—	2,197,503	—	2,197,503
Collateralized Mortgage Obligations	—	2,865,625	—	2,865,625
Commercial Mortgage-Backed Securities	—	1,954,273	—	1,954,273
Corporate Notes and Bonds	—	22,635,870	—	22,635,870
Long Term Municipal Bonds	—	668,799	—	668,799
Mortgage Backed Securities	—	6,934,244	—	6,934,244
U.S. Government and Agency Obligations	—	16,719,608	—	16,719,608
Short-Term Investments	3,977,192	—	—	3,977,192
	130,279,011	53,975,922	—	184,254,933
Covered Call & Equity Income
Assets:
Common Stocks	65,580,714	—	—	65,580,714
Exchange Traded Funds	1,579,158	—	—	1,579,158
Short-Term Investments	31,200,172	—	—	31,200,172
	98,360,044	—	—	98,360,044
Liabilities:
Call Options Written	(2,009,555)	—	—	(2,009,555)

59

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Notes to the Financial Statements - continued

Dividend Income
Common Stocks	318,318,596	—	—	318,318,596
Short-Term Investments	4,563,775	—	—	4,563,775
	322,882,371	—	—	322,882,371
Investors
Common Stocks	389,139,726	—	—	389,139,726
Short-Term Investments	20,236,146	—	—	20,236,146
	409,375,872	—	—	409,375,872
Mid Cap
Common Stocks	710,100,517	—	—	710,100,517
Short-Term Investments	27,551,318	—	—	27,551,318
	737,651,835	—	—	737,651,835
Small Cap
Common Stocks	260,805,493	—	—	260,805,493
Short-Term Investments	22,073,347	—	—	22,073,347
	282,878,840	—	—	282,878,840
International Stock
Common Stocks
Australia	—	653,893	—	653,893
Brazil	532,294	—	—	532,294
Canada	899,124	—	—	899,124
China	460,842	786,088	—	1,246,930
Denmark	—	242,196	—	242,196
France	—	1,314,144	—	1,314,144
Germany	198,783	1,123,888	—	1,322,671
Hong Kong	—	249,116	—	249,116
India	1,225,551	—	—	1,225,551
Ireland	234,398	203,811	—	438,209
Israel	324,018	—	—	324,018
Italy	277,963	—	—	277,963
Japan	—	2,622,616	—	2,622,616
Mexico	269,283	343,776	—	613,059
Netherlands	760,651	—	—	760,651
Singapore	—	277,300	—	277,300
South Korea	—	171,654	—	171,654
Spain	—	256,393	—	256,393
Sweden	—	317,144	—	317,144
Switzerland	—	1,333,147	—	1,333,147
Taiwan	307,672	—	—	307,672
United Kingdom	—	2,014,202	—	2,014,202
Corporate Notes and Bonds	—	14,430	—	14,430
Short-Term Investments	164,114	—	—	164,114
	5,654,693	11,923,798	—	17,578,491

[1]	See respective Portfolio of Investments for underlying holdings in each fund. For additional information on the Underlying Funds held in the Allocation Funds, including shareholder prospectuses and financial reports, please visit each Underlying Fund’s website or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

4.  DERIVATIVES

The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations.

The following table presents the types of derivatives in the fund by location and as presented on the Statements of Assets and Liabilities as of October 31, 2021.

	Statements of Asset & Liability Presentation of Fair Values of Derivative Instruments
		Asset Derivatives		Liability Derivatives
Fund	Underlying Risk	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Covered Call & Equity Income	Equity	Options purchased	$—	Options written	$(2,009,555)

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Notes to the Financial Statements - continued

The following table presents the effect of derivative instruments on the Statements of Operations for the year ended October 31, 2021.

Fund	Underlying Risk	Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Core Bond	Equity	Option Purchased	$(16,995)	$—
	Equity	Option Written	5,505	—
Total			$(11,490)	$—

Covered Call & Equity Income	Equity	Option Purchased	$(1,883,398)	$—
	Equity	Option Written	(256,515)	(472,666)
Total			$(2,139,913)	$(472,666)

The average volume (based on the open positions at each month-end) of derivative activity during the year ended October 31, 2021.

	Options Purchased Contracts(1)	Options Written Contracts(1)
Core Bond	3	3
Covered Call & Equity Income	275	8,117

(1)	Numbers of Contracts

There is no impact on the financial statement of the other funds as they did not hold derivative investments during the year ended October 31, 2021.

5.  ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

Advisory Agreement. For its investment advisory services to the funds, pursuant to the terms of an Investment Advisory Agreement between Madison and the Trust, Madison is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund as follows as of October 31, 2021:

Fund	Management Fee	Fund	Management Fee
Conservative Allocation	0.20%	Diversified Income[2]	0.65%
Moderate Allocation	0.20%	Covered Call & Equity Income	0.85%
Aggressive Allocation	0.20%	Dividend Income[2]	0.70%
Tax-Free Virginia	0.50%	Investors[2]	0.70%
Tax-Free National	0.40%	Mid Cap[2,4]	0.75%
High Quality Bond1	0.30%	Small Cap[2,5]	0.89%
Core Bond2,3	0.39%	International Stock[2]	1.05%

1	For the period August 7, 2020 to February 27, 2021, Madison voluntary waived 0.10% of its 0.30% annual management fee. Effective February 28, 2021, Madison contractually agreed to waive 0.10% of its 0.30% annual management fee until at least February 27, 2022. The fee waiver agreement may be terminated at any time or for any reason, but only with fund Board approval. Any fees waived will not be subject to later recoupment by Madison.
[2]	The fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.
[3]	Effective February 28, 2021, the annual management fee was reduced from 0.50% to 0.39%.
[4]	During the period ended October 31, 2021, the effective management fee rate was 0.74%
[5]	Effective February 28, 2021, the annual management fee was reduced from 1.00% to 0.89%.

The Investment Adviser may from time to time, contractually or voluntarily, agree to waive a portion of its management fees and/or reimburse each fund’s operating expenses to ensure that each fund’s operating expenses do not exceed the expense limitation listed below. Contractual fee agreements may by modified or terminated at any time or for any reason, but only with fund Board approval.

During the year ended October 31, 2021, the Investment Adviser agreed to waive management fees for the following fund:

Fund	Arrangement	Management Fee Waiver	Amount Waived
High Quality Bond	Voluntary (ended February 27, 2021)	0.10%	$59,886
High Quality Bond	Contractual (until at least February 27, 2022)	0.10%	93,222

The amounts waived for the year ended October 31, 2021, are reflected as fees waived in the accompanying Statements of Operations. The Investment Adviser does not have the right to recoup waived fees.

Administrative Services Agreement: In addition to the management fee, the Investment Adviser is entitled to receive an administrative services fee from each fund pursuant to the terms of a separate Administrative Services Agreement. Under this fee agreement, the Investment Adviser provides or arranges for each fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund.

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During the year ended October 31, 2021, the funds and their respective share classes were charged the following fees under the Administrative Services Agreement:

Fund	Class A	Class B	Class C	Class Y	Class R6	Class I
Conservative Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Moderate Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Aggressive Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Tax-Free Virginia	N/A	N/A	N/A	0.35%	N/A	N/A
Tax-Free National	N/A	N/A	N/A	0.35%	N/A	N/A
High Quality Bond	N/A	N/A	N/A	0.19%	N/A	N/A
Core Bond	0.20%[1]	0.20%[1]	N/A	0.20%[1]	N/A	0.10%[2]
Diversified Income	0.20%	0.20%	0.20%	N/A	N/A	N/A
Covered Call & Equity Income	0.15%	N/A	0.15%	0.15%	0.02%	N/A
Dividend Income	0.20%	N/A	N/A	0.20%	N/A	0.10%
Investors	0.20%	N/A	N/A	0.20%	0.02%	0.10%
Mid Cap	0.40%	0.40%	N/A	0.20%	0.02%	0.10%
Small Cap	0.20%[3]	N/A	N/A	0.20%[3]	N/A	0.10%[2]
International Stock	0.30%	0.30%	N/A	0.30%	N/A	N/A

[1]	Effective February 28, 2021, the annual administrative services fee was increased from 0.15% to 0.20%.
[2]	The Core Bond Fund and Small Cap Fund launched Class I shares on February 26, 2021 and the class commenced operations effective March 1, 2021.
[3]	Effective February 28, 2021, the Board of Trustees approved the termination of Madison’s contractual agreement to waive 0.04% of the fund’s 0.25% annual administrative services fee which commenced August 31, 2019 and was set to expire on August 31, 2021. The annual administrative services fee was simultaneously reduced from 0.25% to 0.20%. Madison does not have the right to recoup any waived fees.

Expenses that are not included under this fee agreement are paid directly by the funds. See "Other Expenses".

The Investment Adviser may from time to time, contractually or voluntarily, agree to waive a portion of it’s the administrative services fees and/or reimburse each fund’s operating expenses to ensure that each fund’s operating expenses do not exceed the expense limitation listed below. Contractual fee agreements may by modified or terminated at any time or for any reason, but only with fund Board approval. Any fees waived will not be subject to later recoupment by Madison. During the year ended October 31, 2021, the Investment Adviser waived $35,536 in Administrative Services fees for the Small Cap Fund.

Shareholder Service and Distribution Plans (Rule 12b-1). The Trust has adopted, on behalf of certain funds and share classes, distribution and/or service plans pursuant to Rule 12b-1 under the 1940 Act. These plans permit the applicable share classes to pay for distribution of their shares and servicing of their shareholders out of fund assets; therefore, the cost of these plans is indirectly borne by all shareholders who own shares of the affected funds and share classes. These plans are described below:

Shareholder Service Fees (Class A, B and C shares). Service plans have been adopted pursuant to Rule 12b-1 under the 1940 Act for Class A, B and C shares of each of the funds. Under the terms of these plans, each fund pays MFD Distributor, LLC (“MFD”) a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by MFD to offset costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the funds pursuant to agreements with MFD for their costs of servicing shareholder accounts. MFD may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts.

Distribution Fees (Class B and C shares only). Distribution plans have been adopted pursuant to Rule 12b-1 under 1940 Act for Class B and C shares of each of the funds. Under the terms of each plan, each fund pays its principal distributor, MFD, a fee equal to 0.75% of the average daily net assets attributable to Class B and C shares of that fund. MFD may use this fee to cover its distribution-related expenses (including commissions paid to broker/dealers for selling Class B and C shares) or distribution-related expenses of dealers. This fee increases the cost of investment in the Class B and C shares of a fund and, over time, may cost more than paying the initial sales charge for Class A shares.

The Shareholder Servicing & Distribution Fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund as follows:

	Shareholder Servicing Fee			Distribution Fee		Total Shareholder Servicing and Distribution Fees (Rule 12b-1)
Fund	Class A	Class B	Class C	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Moderate Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Aggressive Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Tax-Free Virginia	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tax-Free National	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
High Quality Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Core Bond	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Diversified Income	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Covered Call & Equity Income	0.25%	N/A	0.25%	N/A	0.75%	0.25%	N/A	1.00%
Dividend Income	0.25%	N/A	N/A	N/A	N/A	0.25%	N/A	N/A
Investors	0.25%	N/A	N/A	N/A	N/A	0.25%	N/A	N/A
Mid Cap	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Small Cap	0.25%	N/A	N/A	N/A	N/A	0.25%	N/A	N/A
International Stock	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A

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MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the funds. For the year October 31, 2021, no fees were waived. MFD does not have the right to recoup these waived fees.

Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the funds. Rather, they are deducted from the proceeds of sales of Fund shares prior to investment (Class A shares) or from redemption proceeds prior to remittance (Class A, B, and C shares), as applicable. MFD, in turn, uses a portion of these fees to pay financial advisors who sell fund shares, as disclosed in the prospectus. The sales charges and CDSC collected and retained for the year ended October 31, 2021, were as follows:

	Amount Collected			Amount Retained
Fund	Class A	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	$79,552	$291	$573	$9,783	$291	$573
Moderate Allocation	104,247	3,909	594	12,212	3,909	594
Aggressive Allocation	55,215	837	11	6,086	837	11
Core Bond	36,118	392	n/a	4,838	392	n/a
Diversified Income	112,321	633	214	13,986	633	214
Dividend Income	22,740	n/a	n/a	2,702	n/a	n/a
Covered Call & Equity Income	23,369	n/a	0	2,683	n/a	0
Investors	52,044	n/a	n/a	6,246	n/a	n/a
Mid Cap	28,529	229	n/a	3,564	229	n/a
Small Cap	6,215	n/a	n/a	732	n/a	n/a
International Stock	10,093	193	n/a	1,228	193	n/a

Other Expenses: The funds are responsible for paying: (i) transaction-related expenses including, but not limited to, brokerage commissions paid in connection with fund transactions, interest or fees in connection with fund indebtedness or taxes paid in connection with portfolio securities held, (ii) Rule 12b-1 distribution and service fees, if any (iii) acquired fund fees, if any, (iv) any extraordinary or nonrecurring expenses (such as fees and expenses relating to any temporary line of credit the funds maintain for emergency or extraordinary purposes), and (v) Independent Trustee compensation, including Lead Independent Trustee compensation.

Officers and Trustees: Certain officers and trustees of the funds are also officers of the Investment Adviser. The funds do not compensate their officers or affiliated trustees. Independent Trustees are compensated from the funds.

6.  DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, Tax-Free Virginia, Tax-Free National, Core Bond and Diversified Income Funds declare and reinvest dividends, if any, monthly. The Conservative Allocation, High Quality Bond, Dividend Income and Covered Call & Equity Income Funds declare and reinvest dividends, if any, quarterly. The Moderate Allocation, Aggressive Allocation, Investors, Mid Cap, Small Cap and International Stock Funds declare and reinvest dividends, if any, annually. The funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

7.  SECURITIES TRANSACTIONS

For the year ended October 31, 2021, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$—	$—	$41,832,324	$43,502,177
Moderate Allocation	—	—	91,658,870	96,427,418
Aggressive Allocation	—	—	53,001,459	54,538,241
Tax-Free Virginia	—	—	1,994,827	2,180,086
Tax-Free National	—	—	3,922,329	4,273,009
High Quality Bond	13,790,480	58,480,436	5,727,734	23,906,880
Core Bond	55,558,239	19,655,064	48,568,966	28,732,973
Diversified Income	14,909,376	5,492,081	44,337,134	55,780,924
Covered Call & Equity Income	—	—	104,348,698	122,305,543
Dividend Income	—	—	96,759,315	131,149,796
Investors	—	—	63,635,571	98,000,971
Mid Cap	—	—	166,364,660	145,819,433
Small Cap	—	—	117,281,251	162,759,744
International Stock	—	—	21,191,610	22,531,943

8.  COVERED CALL AND PUT OPTIONS

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

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The Covered Call & Equity Income Fund pursues its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the fund can write (sell) is limited by the amount of equity securities the fund holds in its portfolio. The fund will not write (sell) “naked” or uncovered call options. The fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the fund by providing protection from declining stock prices.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current fair value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. See Note 4 for information on derivatives.

9.  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Core Bond Fund may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Futures Contracts. The Core Bond Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. government and agency obligations, or other liquid assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

During the year ended October 30, 2021, the Fund did not enter into any futures contracts.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Core Bond Fund and Covered Call & Equity Fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the funds’ obtain the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the funds’ assets. By writing a call option, the funds become obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the funds intend to purchase. However, the funds become obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the funds in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

During the year ended October 31, 2021, the funds did not enter into any options on futures contracts.

10.  FOREIGN SECURITIES

Each fund, other than the Tax-Free Virginia and Tax-Free National Funds may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include ADRs, European Depositary Receipts (“EDRs”), GDRs, Swedish Depositary Receipts (“SDRs”) and foreign money market securities.

Certain of the funds have reclaims receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other Assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

11. SECURITIES LENDING

The Board of Trustees has authorized the funds to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to certain securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the authorized funds may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S. government securities, initially equal to at least 102% of

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the value of domestic securities and 105% of non-domestic securities. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio for each broker/borrower. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The funds do not have a master netting agreement.

As of October 31, 2021, the aggregate fair value of securities on loan for the Madison Fund family was $32,267,151. Cash collateral received for such loans are reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is invested in U.S. treasuries or government securities. See below for fair value on loan and collateral breakout for each fund and each respective fund’s portfolio of investments for individual securities identified on loan.

Fund	Market Value	Cash Collateral*	Non-Cash Collateral*
Conservative Allocation	$5,250,266	$4,998,440	$355,469
Moderate Allocation	8,689,609	8,624,019	267,773
Aggressive Allocation	7,609,245	7,701,918	85,712
High Quality Bond	1,264,028	1,292,080	—
Core Bond	782,255	798,413	—
Diversified Income	347,764	355,058	—
Small Cap	8,305,768	1,175,091	7,404,985
International Stock	18,216	18,805	—

*	Collateral Represents minimum 102% of the value of domestic securities and 105% of non-domestic securities on loan, based upon the prior days market value for securities loaned.

The following table provides increased transparency about the types of collateral pledged for securities lending transactions that are accounted for as secured borrowing. Non-cash collateral is not reflected in the table because the funds cannot repledge or resell this collateral.

	Remaining Contractual Maturity of the Agreements As of October 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Conservative Allocation
Government Money Market	$4,998,440	$—	$—	$—	$4,998,440
Total Borrowings	$4,998,440	$—	$—	$—	$4,998,440
Gross amount of recognized liabilities for securities lending transactions					$4,998,440
Moderate Allocation
Government Money Market	$8,624,019	$—	$—	$—	$8,624,019
Total Borrowings	$8,624,019	$—	$—	$—	$8,624,019
Gross amount of recognized liabilities for securities lending transactions					$8,624,019
Aggressive Allocation
Government Money Market	$7,701,918	$—	$—	$—	$7,701,918
Total Borrowings	$7,701,918	$—	$—	$—	$7,701,918
Gross amount of recognized liabilities for securities lending transactions					$7,701,918
High Quality Bond
Government Money Market	$1,292,080	$—	$—	$—	$1,292,080
Total Borrowings	$1,292,080	$—	$—	$—	$1,292,080
Gross amount of recognized liabilities for securities lending transactions					$1,292,080
Core Bond
Government Money Market	$798,413	$—	$—	$—	$798,413
Total Borrowings	$798,413	$—	$—	$—	$798,413
Gross amount of recognized liabilities for securities lending transactions					$798,413
Diversified Income
Government Money Market	$355,058	$—	$—	$—	$355,058
Total Borrowings	$355,058	$—	$—	$—	$355,058
Gross amount of recognized liabilities for securities lending transactions					$355,058
Small Cap
Government Money Market	$1,175,091	$—	$—	$—	$1,175,091
Total Borrowings	$1,175,091	$—	$—	$—	$1,175,091
Gross amount of recognized liabilities for securities lending transactions					$1,175,091
International Stock
Government Money Market	$18,805	$—	$—	$—	$18,805
Total Borrowings	$18,805	$—	$—	$—	$18,805
Gross amount of recognized liabilities for securities lending transactions					$18,805

(1)	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand. The payable will be allocated into categories of securities based on the market value of the securities on loan.

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12.  FEDERAL INCOME TAX INFORMATION

It is each fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The funds have not recorded any liabilities for material unrecognized tax benefits as of October 31, 2021. It is each fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended October 31, 2018 through October 31, 2021.

The tax character of distributions paid during the years ended October 31, 2021 and 2020 were as follows:

	Ordinary Income		Long- Term Capital Gain
Fund	2021	2020	2021	2020
Conservative Allocation	$1,463,938	$980,997	$2,959,941	$1,314,552
Moderate Allocation	2,291,576	1,762,698	9,116,760	3,314,239
Aggressive Allocation	430,089	752,210	4,952,886	2,527,414
High Quality Bond	1,415,730	1,687,806	445,318	—
Core Bond	3,624,747	3,012,505	2,395,104	—
Diversified Income	2,185,309	2,561,840	1,993,409	8,058,859
Covered Call & Equity Income	5,515,269	7,062,075	—	—
Dividend Income	4,815,817	3,828,226	—	5,363,786
Investors	1,642,194	1,479,715	32,275,668	16,831,180
Mid Cap	259,456	17,207	21,082,398	21,674,356
Small Cap	—	194,223	16,777,335	9,953,599
International Stock	80,397	269,008	689,311	947,499

	Tax Exempt Income		Ordinary Income		Capital Gain
Fund	2021	2020	2021	2020	2021	2020
Tax-Free Virginia	$327,983	$365,497	$—	$—	$12,728	$—
Tax-Free National	375,173	448,384	—	6,609	—	67,696

As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain
Conservative Allocation	$931,088	$—	$2,177,668
Moderate Allocation	3,721,345	—	4,375,570
Aggressive Allocation	2,077,698	—	2,595,089
Tax-Free Virginia	—	3,848	65,428
Tax-Free National	14,769	5,809	165,179
High Quality Bond	97,121	—	589,691
Core Bond	174,203	—	1,031,083
Diversified Income	2,072,703	—	16,074,942
Covered Call & Equity Income	1,830,712	—	—
Dividend Income	3,856,421	—	26,172,810
Investors	1,308,664	—	29,455,574
Mid Cap	175,838	—	32,271,669
Small Cap	12,282,142	—	49,230,979
International Stock	895,246	—	3,711,055

For federal income tax purposes, the funds listed below have capital loss carryovers as of October 31, 2021, which are available to offset future capital gains, if any, realized through the fiscal year listed:

	No Expiration Date
Fund	Short-Term	Long-Term
Core Bond	$348,969	$1,644,468
Dividend Income	1,577,945	—

For Core Bond Fund and Dividend Income Fund, the inherited losses from mergers are subject to an annual limitation.

For the year-ended October 31, 2021, capital losses utilized for each Fund were as follows:

Fund	Amount Utilized
Tax-Free National	$23,679
Dividend Income	2,799,818
Core Bond	149,972

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At October 31, 2021, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, as computed on a federal income tax basis for each fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$4,037,323	$(341,008)	$3,696,315
Moderate Allocation	15,507,805	(396,057)	15,111,748
Aggressive Allocation	9,692,857	(121,554)	9,571,303
Tax-Free Virginia	1,030,959	(20,368)	1,010,591
Tax-Free National	1,239,834	(46,841)	1,192,993
High quality bond	1,148,220	(886,718)	261,502
Core Bond Fund	6,262,195	(1,534,958)	4,727,237
Diversified Income	44,206,308	(618,797)	43,587,511
Covered Call & Equity Income	348,874	(13,925,942)	(13,577,068)
Dividend Income	83,463,243	(591,784)	82,871,459
Investors	164,631,072	(4,130,348)	160,500,724
Small Cap	89,909,210	(5,562,571)	84,346,639
Mid Cap	341,665,679	(6,690,320)	334,975,359
International Stock	1,934,957	(1,460,310)	474,647

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of wash sales.

Reclassification Adjustments. Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds.

Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, return of capital and other distributions from real estate investment trusts and non-REIT, securities adjustments related to Treasury Inflation Protected securities (TIPS), distribution re-designations from investments in other regulated investment companies and unusable capital carry loss carryforwards.

To the extent these book-tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, accumulated undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency translations. Accordingly, at October 31, 2021, reclassifications were recorded as follows:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$-	$494,898	$(494,898)
Moderate Allocation	-	606,010	(606,010)
Aggressive Allocation	-	234,980	(234,980)
Tax-Free Virginia	-	-	-
Tax-Free National	-	(1,167)	1,167
High quality bond	-	-	-
Core Bond Fund	-	310,514	(310,514)
Diversified Income	-	123,525	(123,525)
Covered Call & Equity Income	-	3,817,897	(3,817,897)
Dividend Income	70,388	(70,388)	-
Investors	-	-	-
Small Cap	-	1,562,582	(1,562,582)
Mid Cap	-	624,524	(624,524)
International Stock	-	(8,558)	8,558

13.  CERTAIN RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statements’ volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The funds may be subject to interest rate risk which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the fair value of income-bearing securities. When interest rates rise, bond prices fall; generally the longer a bond’s maturity, the more sensitive it is to risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. The Core Bond Fund may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

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The Tax-Free Funds invest in municipal securities. Municipal securities generally are subject to possible default, bankruptcy or insolvency of the issuer. Principal and interest repayment may be affected by federal, state and local legislation, referendums, judicial decisions and executive acts. The tax-exempt status of municipal securities may be affected by future changes in the tax laws, litigation involving the tax status of the securities and errors and omissions by issuers and their counsel. Madison will not attempt to make an independent determination of the present or future tax-exempt status of municipal securities acquired for the funds. While most municipal securities have a readily available market, a variety of factors, including the scarcity of issues and the fact that tax-free investments are inappropriate for significant numbers of investors, limit the depth of the market for these securities. Accordingly, it may be more difficult for the funds to sell large blocks of municipal securities advantageously than would be the case with comparable taxable securities.

The Core Bond Fund may invest in futures contracts or options on futures contracts. Investing in futures contracts and options on futures entail certain other risks such as:

unanticipated changes in interest rates, securities prices or currency exchange rates, and may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Perfect correlation between the fund’s futures positions and portfolio positions may be difficult to achieve.

The Covered Call & Equity Income Fund invests in options on securities. As the writer of a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the fair value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Allocation Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that fund. Accordingly, the Allocation Funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

Additionally, the Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

The funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the funds. The funds do monitor this risk closely.

In addition to the other risks described above and in the Prospectus, you should understand what we refer to as “unknown market risks”. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the funds.

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14.  CAPITAL SHARES AND AFFILIATED OWNERSHIP

The Allocation Funds invest in Underlying Funds, certain of which may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the “Affiliated Issuers”). A summary of the transactions with each Affiliated Underlying Fund during the year ended October 31, 2021 follows:

Fund/Underlying Fund	Beginning value as of 10/31/2020	Gross Additions	Gross Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (depreciation)	Value at 10/31/2021	Shares	Dividend Income	Distributions Received[1]
Conservative Allocation Fund
Madison Core Bond Fund Class Y2	$15,767,502	$-	$(15,027,452)	$22,724	$(762,774)	$-	-	$105,388	$312,878
Madison Core Bond Fund Class I	-	15,476,932	-	-	224,336	15,701,268	1,515,566	198,607	-
Madison Dividend Income Fund Class I3	3,979,989	40,217	(3,539,974)	264,693	599,347	1,344,272	39,306	40,217	-
Madison Investors Fund Class R64	4,691,920	1,780,715	(1,924,580)	607,204	338,255	5,493,514	188,845	26,202	429,514
Madison Mid Cap Fund Class R6[4]	729,280	25,416	(849,927)	157,146	(61,915)	-	-	1,417	23,999
Totals	$25,168,691	$17,323,280	$(21,341,933)	$1,051,767	$337,249	$22,539,054		$371,831	$766,391
Moderate Allocation Fund
Madison Core Bond Fund Class Y2	$16,075,227	$600,000	$(15,634,981)	$-	$(1,040,246)	$-	-	$113,074	$330,803
Madison Core Bond Fund Class I	-	16,559,981	-	-	479,538	17,039,519	1,644,741	216,521	-
Madison Dividend Income Fund Class I3	11,483,821	149,238	(8,359,695)	263,675	2,583,668	6,120,707	178,968	149,238	-
Madison Investors Fund Class R64	14,792,518	3,771,797	(4,458,643)	90,952	2,882,164	17,078,788	587,102	78,872	1,292,926
Madison Mid Cap Fund Class R6[4]	2,203,193	59,323	(2,557,885)	482,415	(187,046)	-	-	3,306	56,016
Totals	$44,554,759	$21,140,339	$(31,011,204)	$837,042	$4,718,078	$40,239,014		$561,011	$1,679,745
Aggressive Allocation Fund
Madison Core Bond Fund Class Y2	$3,564,656	$375,000	$(3,721,531)	$-	$(218,125)	$-	-	$26,703	$78,121
Madison Core Bond Fund Class I	-	4,796,531	-	-	87,656	4,884,187	471,447	56,810	-
Madison Dividend Income Fund Class I3	7,003,254	101,479	(4,202,060)	(142,310)	1,944,673	4,705,036	137,574	101,479	-
Madison Investors Fund Class R64	7,973,078	2,333,670	(2,421,417)	(74,999)	1,742,553	9,552,885	328,391	45,057	738,614
Madison Mid Cap Fund Class R6[4]	1,956,503	34,939	(2,243,266)	417,926	(166,102)	-	-	1,948	32,990
Totals	$20,497,491	$7,641,619	$(12,588,274)	$200,617	$3,390,655	$19,142,108		$231,997	$849,725

[1]	Distributions received include distributions from net investment income and from capital gains from the Underlying Funds.
[2]	During the year ended October 31, 2021, all Class Y shares were exchanged tax-free into Class I shares.
[3]	During the year ended October 31, 2020, all Class Y shares were exchanged tax-free into Class I shares.
[4]	During the year ended October 31, 2020, all Class Y shares were exchanged tax-free into Class R6 shares.

15. IMPACTS OF COVID-19

The global outbreak of COVID-19 has disrupted financial markets and the prolonged economic impact is uncertain. The performance of the funds’ investments depends on future developments, including the duration and spread of the outbreak and the creation, distribution and efficacy of a vaccine. Events related to COVID-19 may result in further global economic disruption and market volatility which in turn may impact the value of each of the fund’s investments.

16. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the funds through the date the financial statements were available for issue. Madison will launch a new Fund, the Madison Sustainable Equity Fund, with an inception date of December 31, 2021. The Fund will commence operations on January 3, 2022. No other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Madison Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Madison Funds (the “Funds”) comprising Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Tax-Free Virginia Fund, Madison Tax-Free National Fund, Madison High Quality Bond Fund, Madison Core Bond Fund, Madison Diversified Income Fund, Madison Covered Call & Equity Income Fund, Madison Dividend Income Fund, Madison Investors Fund, Madison Mid Cap Fund, and Madison International Stock Fund, including the portfolios of investments as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended; and the related notes, except for Madison Small Cap Fund, which we have audited the statement of assets and liabilities, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period from October 1, 2019 through October 31, 2019, and the year ended September 30, 2019; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds constituting the Madison Funds, except Madison Small Cap Fund, as of October 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Madison Small Cap Fund as of October 31, 2021, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period from October 1, 2019 through October 31, 2019, and for the year ended September 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the two years in the period ended September 30, 2018, for Madison Small Cap Fund, before the effects of adjustments to retrospectively adjust the financial highlights to give effect to the reorganization that took place as of August 30, 2019, were audited by other auditors whose report, dated November 20, 2018, expressed an unqualified opinion on those financial highlights. We have audited the adjustments to the financial highlights for each of the years in the period ended September 30, 2018, to retrospectively adjust the financial highlights to give effect to the reorganization. In our opinion, such retrospective adjustments are appropriate and have been appropriately applied. However, we were not engaged to audit, review, or reperform any procedures to the financial statements and financial highlights for periods prior to October 1, 2018 other than with respect to the retrospective adjustments described herein, and accordingly, we do not express an opinion or any other form of assurance on the financial statements and financial highlights of Madison Small Cap Fund for periods prior to October 1, 2018.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, IL
December 21, 2021

We have served as the auditor of one or more Madison Funds investment companies since 2009.

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Other Information (unaudited)

DISCUSSION OF CONTRACT RENEWAL PROCESS AND CONSIDERATIONS

At a meeting of the Board of Trustees (the “Board” or “Trustees”) of the Madison Funds (the “Trust”) held on August 5, 2021, the Board, and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement (the “Agreement”) between the Trust and Madison Asset Management, LLC (the “Adviser”) with respect to the individual series of the Trust (each a “fund” and together, the “funds”).

In determining whether to approve the continuation of the Investment Advisory Agreement, the Adviser furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Agreement was in the best interests of the respective funds and their shareholders. The information provided to the Board included: (1) data comparing management fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the funds; and (4) information about the Adviser’s personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreement with management and independent legal counsel to the Independent Trustees and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Agreement. The Independent Trustees also reviewed the proposed continuation of the Agreement with independent legal counsel in a private session at which no representatives of management were present. The Independent Trustees made a variety of additional inquiries regarding the written materials provided by the Adviser and representatives of the Adviser and discussed with the Independent Trustees each of those additional inquiries during the meeting.

In approving the continuance of the Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided by the Adviser; (2) the investment performance of each fund; (3) the costs of the services to be provided and the profits to be realized by the Adviser and their respective affiliates; (4) economies of scale; and (5) the terms of the Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the Adviser. Representatives of the Adviser discussed or otherwise presented their investment philosophies and strategies intended to provide investment performance consistent with each fund’s investment objectives in a variety of market environments. The Trustees also noted their familiarity with the Adviser, due to the Adviser’s long history of providing advisory services to the funds.

The Board also discussed the quality of services provided by the Trust by its applicable transfer agent, sub-administrator and custodian as well as the various administrative services provided directly by the Adviser.

Based on their review of the information provided, the Board determined with respect to each fund that the nature, extent and quality of services provided by the Adviser to the funds were satisfactory.

With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. They discussed the unique aspects of the securities markets applicable to particular funds so that the performance of any such funds could be reviewed in context. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers/sub-advisers/portfolio managers to any fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They considered that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

The Board also noted that on a quarterly basis, they review detailed information for each fund, including investment performance results, portfolio composition and investment philosophies, processes, and strategies. In addition, the Board also considered the Adviser’s quarterly portfolio commentary and discussion of each fund’s performance. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The Board noted the type of market environments that favor the funds’ strategies and discussed the funds’ performance in such market environments. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons which, with respect to peer groups, followed the same process as the prior year. The Board also considered that sometimes, the Morningstar categories the funds fall into do not precisely match a fund’s investment strategy and philosophy.

Based on their review, the Board determined that, given the totality of the above factors and considerations, each fund’s overall investment performance had been satisfactory.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each fund’s peer group with similar investment objectives. Like the performance comparisons described above, the expense comparisons followed the same methodology as last year in terms of peer group selection.

The Board noted that the Adviser or its affiliates, provided investment management services to other investment company and/or non-investment company clients and considered the advisory fees charged by the Adviser to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under

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the so-called Gartenberg standard traditionally used by investment company boards in connection with advisory contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund, the higher turnover of mutual fund assets and the additional compliance and regulatory work associated with managing a 1940 Act fund. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require. They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser acts as an investment adviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not typically performed for non-investment company clients.

The Trustees compared each fund’s total expense ratio and advisory fee to those of comparable funds with similar investment objectives and strategies. The Board noted the relatively simple expense structure maintained by the Trust, an advisory fee and a capped administrative “services” fee, plus expenses for Trustee compensation which are not covered by the administrative services fee. The Board reviewed total expense ratios paid by other funds with similar investment objectives and asset size, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees also considered the following fee reductions, which were effective February 28, 2021:

The Adviser contractually agreed to waive 0.10% of its 0.30% annual management fee for the High Quality Bond Fund until at least February 27, 2022 (which was previously being voluntarily waived). The contractual fee waiver agreement may be terminated by the Board of Trustees of the Fund at any time and for any reason; however, the Board has no intention of terminating this agreement in the next year. Any fees waived will not be subject to later recoupment by Madison.

The Core Bond Fund contractually agreed to (1) reduce its management fee from 0.50% to 0.39%, (2) increase its administrative services fee from 0.15% to 0.20% for Class A, B and Y shares; however, the overall expense ratio for these share classes was reduced due to the lower management fee; and (3) set the administrative services fee for Class I shares of the Fund at 0.10%.

The Small Cap Fund contractually agreed to (1) reduce its management fee from 1.00% to 0.89% for all share classes, (2) terminate the administrative services fee waiver of 0.04% for Class A and Class Y shares, and (3) reduce the annual administrative services fee from 0.25% to 0.20% for Class A and Class Y shares, and (4) set the administrative services fee for Class I shares at 0.10%.

With regard to the administrative services provided by the Adviser under a separate Services Agreement, the Board acknowledged that the Adviser is compensated for the administrative services it provides or arranges to provide to each of these funds and that such compensation does not always cover all costs incurred by the Adviser because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

The Trustees also noted that the Services Agreement was amended in August 2020 to reflect that Independent Trustee compensation, including Lead Independent Trustee compensation, is no longer being paid by the Adviser from the services fees it receives pursuant to the Services Agreement and, instead, is directly paid by the funds.

In addition, the Board recognized that to the extent a fund invests in other mutual funds also managed by the Adviser, the Adviser receives investment advisory fees from both the fund and the underlying mutual fund. The Board were satisfied in this regard that the Adviser provides separate services to each respective Trust’s “fund of funds” portfolios and the underlying mutual funds in which each such fund invests in exchange for the fees received from them.

In reviewing costs and profits, the Board noted that for some smaller funds, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates were approximately $19 billion as of December 31, 2020, and approximately $25 billion at the time of the meeting. The recent increase in assets was due, in part, to the acquisition of the Milwaukee-based Reinhart Fixed Income team, fixed income investment strategies and clients. As a result, although the fees paid by an individual fund at its present size might not be sufficient to profitably support a stand-alone fund, each Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

Following their review, the Board concluded that the costs for services provided by, and the level of profitability to, the Adviser with respect to the Investment Advisory and Services Agreement were reasonable considering the services provided.

With regard to the extent to which economies of scale would be realized as each fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable under existing Investment Advisory and Services Agreement. In addition, the Trustees recognized the fee changes that went into effect during the period, discussed above, and also that the Adviser was currently waiving certain fees under the Investment Advisory Agreements and/or Services Agreements with regard to: the High Quality Bond Fund, as well as the Conservative, Moderate and Aggressive Allocation Funds.

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Notes to the Financial Statements - continued

The Board recognized that another method to help ensure the shareholders share in any economies of scale is to include breakpoints in the advisory fee schedules. Based on their review, the Board concluded that the current advisory fee schedules and fee arrangements and waivers (as applicable) were appropriate and reflect economies of scale to be shared with shareholders when assets under management increase.

Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously and reviewed the written contract renewal materials provided by the Adviser regarding the Investment Advisory Agreements and Services Agreement. Counsel noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and representatives of the Adviser provided satisfactory responses thereto.

In considering the renewal of the funds’ Investment Advisory and Services Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately with respect to each fund. The Board reached the following conclusions regarding each fund’s Investment Advisory and Services Agreement, among others: (a) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory and Services Agreement; (b) the Adviser is qualified to manage the fund’s assets in accordance with the fund’s investment objective and strategies; (c) the overall investment performance of each fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices and benchmarks; (d) the fund’s advisory and services fee is reasonable in light of the services received by the fund from the Adviser and other factors considered; and (e) the Adviser’s investment strategies are appropriate for pursuing the investment objectives of each fund. Based on the foregoing conclusions, the Board determined with respect to each fund that continuation of the Investment Advisory Agreement with the Adviser was in the best interests of the fund and its shareholders. Moreover, the Board determined that renewal of the Services Agreement for the applicable funds with such agreements currently in place was in the best interests of each respective fund and its shareholders.

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Other Information (unaudited)

FUND EXPENSES PAID BY SHAREHOLDERS

As shareholders of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2021. Expenses paid during the period in the tables below are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class A				Class B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$1,017.00	0.71%	$3.61	$1,013.90	1.46%	$7.41
Moderate Allocation*	1,000	1,022.60	0.71%	3.62	1,018.60	1.46%	7.43
Aggressive Allocation*	1,000	1,024.90	0.71%	3.62	1,021.60	1.46%	7.44
Core Bond	1,000	1,008.30	0.87%	4.30	1,004.60	1.63%	8.08
Diversified Income	1,000	1,047.20	1.11%	5.73	1,042.90	1.86%	9.58
Dividend Income	1,000	1,064.80	1.16%	6.04	1,000.00	N/A	N/A
Covered Call & Equity Income	1,000	1,035.60	1.26%	6.46	N/A	N/A	N/A
Investors	1,000	1,058.60	1.16%	6.02	1,000.00	N/A	N/A
Mid Cap	1,000	1,075.50	1.39%	7.27	1,071.30	2.15%	11.17
Small Cap	1,000	1,019.70	1.38%	6.87	1,000.00	N/A	N/A
International Stock	1,000	1,008.90	1.61%	8.15	1,005.30	2.36%	11.93

	Class C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$1,013.90	1.46%	$7.41
Moderate Allocation*	1,000	1,018.50	1.46%	7.43
Aggressive Allocation*	1,000	1,021.60	1.46%	7.44
Diversified Income	1,000	1,043.50	1.85%	9.53
Covered Call & Equity Income	1,000	1,031.90	2.01%	10.29

	Class Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Tax-Free Virginia	$1,000	$994.90	0.86%	$4.32
Tax-Free National	1,000	998.00	0.76%	3.83
High Quality Bond	1,000	996.70	0.40%	2.01
Core Bond	1,000	1,009.60	0.60%	3.04
Covered Call & Equity Income	1,000	1,036.40	1.01%	5.18
Dividend Income	1,000	1,066.40	0.91%	4.74
Investors	1,000	1,060.00	0.91%	4.73
Mid Cap	1,000	1,076.60	0.94%	4.92
Small Cap	1,000	1,020.80	1.10%	5.60
International Stock	1,000	1,010.40	1.36%	6.89

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Madison Funds | October 31, 2021

Notes to the Financial Statements - continued

	Class R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Core Bond	$1,000	$1,000.00	N/A	$ N/A
Covered Call & Equity Income	1,000	1,036.80	0.88%	4.52
Investors	1,000	1,060.90	0.73%	3.79
Mid Cap	1,000	1,078.90	0.76%	3.98

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Core Bond	$1,000	$1,010.20	0.61%	$3.09
Dividend Income	1,000	1,066.60	1.23%	6.41
Investors	1,000	1,060.50	1.32%	6.86
Mid Cap	1,000	1,078.10	1.39%	7.28
Small Cap	1,000	1,021.50	1.21%	6.17

*The annual expense ratio does not include the expenses of the underlying funds.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	Class A				Class B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$1,021.63	0.71%	$3.62	$1,017.85	1.46%	$7.43
Moderate Allocation*	1,000	1,021.63	0.71%	3.62	1,017.85	1.46%	7.43
Aggressive Allocation*	1,000	1,021.63	0.71%	3.62	1,017.85	1.46%	7.43
Core Bond	1,000	1,020.92	0.87%	4.33	1,017.14	1.63%	8.13
Diversified Income	1,000	1,019.61	1.11%	5.65	1,015.83	1.86%	9.45
Dividend Income	1,000	1,019.36	1.16%	5.90	1,000.00	N/A	N/A
Covered Call & Equity Income	1,000	1,018.85	1.26%	6.41	N/A	N/A	N/A
Investors	1,000	1,019.36	1.16%	5.90	1,000.00	N/A	N/A
Mid Cap	1,000	1,018.20	1.39%	7.07	1,014.42	2.15%	10.87
Small Cap	1,000	1,018.40	1.38%	6.87	1,000.00	N/A	N/A
International Stock	1,000	1,017.09	1.61%	8.19	1,013.31	2.36%	11.98

	Class C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$1,017.85	1.46%	$7.43
Moderate Allocation*	1,000	1,017.85	1.46%	7.43
Aggressive Allocation*	1,000	1,017.85	1.46%	7.43
Diversified Income	1,000	1,015.88	1.85%	9.40
Covered Call & Equity Income	1,000	1,015.07	2.01%	10.21

	Class Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Tax-Free Virginia	$1,000	$1,020.87	0.86%	$4.38
Tax-Free National	1,000	1,021.37	0.76%	3.87
High Quality Bond	1,000	1,023.19	0.40%	2.04
Core Bond	1,000	1,022.18	0.60%	3.06
Covered Call & Equity Income	1,000	1,020.11	1.01%	5.14
Dividend Income	1,000	1,020.62	0.91%	4.63
Investors	1,000	1,020.62	0.91%	4.63
Mid Cap	1,000	1,020.47	0.94%	4.79

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Madison Funds | October 31, 2021

Notes to the Financial Statements - continued

	Class Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Small Cap	1,000	1,019.66	1.10%	5.60
International Stock	1,000	1,018.35	1.36%	6.92

	Class R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Core Bond	$1,000	$1,000.00	N/A	$N/A
Covered Call & Equity Income	1,000	1,020.77	0.88%	4.48
Investors	1,000	1,021.53	0.73%	3.72
Mid Cap	1,000	1,021.37	0.76%	3.87

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Core Bond	$1,000	$1,022.68	0.61%	$3.11
Dividend Income	1,000	1,021.12	1.23%	6.27
Investors	1,000	1,021.12	1.32%	6.72
Mid Cap	1,000	1,020.92	1.39%	7.08
Small Cap	1,000	1,020.16	1.21%	6.16

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC“) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4“). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 22. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Statement Regarding Liquidity Risk Management

Program In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Madison Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for each series of the Trust (individually, a “fund” and collectively, the “funds”) and to protect fund shareholders from dilution of their interests. The Board of Trustees of the Trust (the “Board”) has appointed the funds’ Chief Compliance Officer as the program administrator (the “Program Administrator”). The Program Administrator is required to provide an annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquidity investment minimum (“HLIM”), if applicable, and any material changes to the Program.

On May 20, 2021, the Board reviewed the Program Administrator’s annual written report for the period of the first quarter of 2020 through the fourth quarter of 2020 (the “Report”). The Report provided an assessment of each fund’s liquidity risk: the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator uses State Street Bank and Trust Company, a third-party vendor, to provide portfolio investment classification services, and the Report noted that each fund primarily held investments that were classified as highly liquid during the review period. The Report noted that each fund’s portfolio is expected to primarily hold highly liquid investments and each fund will be considered a “primarily highly liquid fund” (as defined in the Program) and can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a HLIM for each fund and to adopt policies and procedures for responding to a HLIM shortfall. None of the funds held a significant portion of illiquid investments and the Trust was not required to file Form N-LIQUID during the review period. The Report noted that no material changes had been made to the Program since the Board’s initial approval of the Program.

The Program Administrator concluded that each fund has been able to meet redemption requests in all market conditions during the review period without significant dilution to the fund’s remaining investors. The Program Administrator determined that the Program is functioning properly.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. Form NPORT-EX is available upon request to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form NPORT-EX may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the funds to vote proxies related to portfolio securities is available to shareholders at no cost on the funds’ website at www.madisonfunds.com or upon request by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. The proxy voting records for the funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost upon request by calling 1-800-SEC-0330 on the SEC’s website at www.sec.gov.

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Notes to the Financial Statements - continued

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the “Management’s Discussion of Fund Performance” are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

TAX INFORMATION

Foreign Tax Credits: The funds expect to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the funds to their shareholders. For the year ended 2021, the following funds intend to pass through foreign tax credits and have derived gross income from foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Stock	$24,077	$415,747

Complete information regarding the funds’ foreign tax credit pass through to shareholders for the year ended October 31, 2021, will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction: For the taxable year ended 2021, the following percentage of income dividends paid by the fund qualify for the dividends received deduction available to corporations:

Fund	Percentage	Fund	Percentage
Conservative Allocation	10.14%	Dividend Income	91.33%
Moderate Allocation	12.04%	Investors	100.00%
Aggressive Allocation	31.22%	Mid Cap	100.00%
Diversified Income	68.35%
Covered Call Equity Income	20.51%

Qualified Dividend Income: For the taxable year ended 2021, the funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income (“QDI”) eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket). Complete information regarding each fund’s income distributions paid during the calendar year 2021, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

Fund	Amount	Fund	Amount
Conservative Allocation	$165,014	Dividend Income	$7,768,964
Moderate Allocation	566,096	Investors	1,409,998
Aggressive Allocation	366,656	Mid Cap	5,587,818
Diversified Income	2,960,912	Small Cap	2,057,302
Covered Call & Equity Income	1,124,608	International Stock	111,192

77

Madison Funds | October 31, 2021

Notes to the Financial Statements - continued

Trustees and Officers

The address of each Trustee and officer is 550 Science Drive, Madison, WI 53711. The Statement of Additional Information, which includes additional information about the Trustees and officers, is available at no cost on the Fund’s website at www.madisonfunds.com or by calling 1-800-877-6089.

Interested Trustees and Officers

Name and Age	Position(s) Held, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/ Trustee
Paul A. Lefurgey[2] 56	Trustee, 2020 – Present; Vice President, 2009 - Present	Madison Investment Holdings, Inc. (“MIH”), Madison Asset Management, LLC (“Madison”) and Madison Investment Advisors, LLC (“MIA”), CEO, 2017 – Present; Co-Head of Fixed Income, 2019 – 2021; Director of Fixed Income Investments, 2016 - 2019; Executive Director and Head of Fixed Income Investments, 2013 – 2016; Chairman - Executive Committee, 2015 - 2017 Ultra Series Fund (14 portfolios), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, 2012 – Present; Madison Strategic Sector Premium Fund, Vice President, 2010 – 2018	15	Madison Covered Call & Equity Strategy Fund, 2021 - Present
Patrick F. Ryan 41	President, 2020 - Present

MIH, MIA and Madison, Head of Multi-Asset Solutions and Portfolio Manager, 2018 – Present; Co-Head of Multi-Asset Solutions and Portfolio Manager, 2016 – 2017

Ultra Series (14) and Madison Covered Call & Equity Strategy Fund, President, 2020 - Present

			N/A	N/A
Greg D. Hoppe 52	Vice President, 2020 – Present; Chief Financial Officer 2019 – Present; Treasurer, 2009 – 2019

MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 – Present

Ultra Series Fund (14), Vice President, 2020 – Present; Chief Financial Officer, 2019 – Present; Treasurer, 2009 - 2019; Madison Covered Call & Equity Strategy Fund, Vice President, March 2020 – Present; Chief Financial Officer, 2019 – Present; Treasurer, 2012 – 2019; Madison Strategic Sector Premium Fund, Treasurer, 2009 – 2018

			N/A	N/A
Holly S. Baggot 60	Secretary, 1999 – Present; Assistant Treasurer, 1999 – 2007 and 2009 – Present

MIH and MIA, Vice President, 2010 – Present; Madison, Vice President, 2009 – Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 – Present

Ultra Series Fund (14), Secretary, 1999 – Present and Assistant Treasurer, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, 2012 – Present; Ultra Series Fund and Madison Covered Call & Equity Strategy Fund, Anti-Money Laundering Officer, 2019 – 2020; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 – 2018

			N/A	N/A
Steve J. Fredricks 51	Chief Compliance Officer and Assistant Secretary, 2018 - Present

MIH, MIA and Madison, Chief Legal Officer, 2020 – Present; Chief Compliance Officer, 2018 – Present

Ultra Series Fund (14) and Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer and Assistant Secretary, 2018 – Present; Madison Strategic Sector Premium Fund, Chief Compliance Officer during 2018

Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018

			N/A	N/A
Trey D. Edgerle 31	Assistant Secretary, 2017 – Present; Anti-Money Laundering Officer, November 2020 - Present

MIH, MIA and Madison, Senior Mutual Fund and Compliance Associate, 2016 – Present

Ultra Series Fund (14) and Madison Covered Call & Equity Strategy Fund, Assistant Secretary, 2017 – Present; Anti-Money Laundering Officer, 2020 – Present; Madison Strategic Sector Premium Fund, Assistant Secretary, 2017 – 2018

U.S. Bancorp, Mutual Fund Compliance Officer, 2013 – 2016

			N/A	N/A

[1]	As of the date of this report, the fund complex consists of Madison Funds with 14 portfolios, the Ultra Series Fund with 14 portfolios and the Madison Covered Call & Equity Strategy Fund (closed end fund), for a grand total of 29 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.

[2]	“Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of Madison Funds.

78

Madison Funds | October 31, 2021

Notes to the Financial Statements - continued

Independent Trustees

Name and Age	Position(s) Held, First Elected and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[2]	Other Directorships Held by Director/ Trustee
Scott C. Jones 59	Trustee, 2019 – 2034	Managing Director, Carne Global Financial Services (US) LLC (a provider of independent governance and distribution support for the asset management industry), 2013 – Present Managing Director, Park Agency, Inc., 2020 - Present	15

XAI Octagon Floating Rate & Alternative Income Term Trust (2 portfolios), 2017 – Present

Manager Directed Portfolios (open-end fund family, 9 portfolios), 2016 - Present and Lead Independent Trustee since 2017

Guestlogix Inc. (a provider of ancillary-focused technology to the travel industry), 2015 – 2016

Madison Covered Call & Equity Strategy Fund, 2021 – Present

Steven P. Riege 67	Trustee, 2005 – 2028	Ovation Leadership (management consulting) Milwaukee, WI, Owner/President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	29	Ultra Series Fund (14), 2005 - Present Madison Covered Call & Equity Strategy Fund, 2015 - Present
Richard E. Struthers 69	Trustee, 2004 – 2028	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer 1998 - Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012	29	Ultra Series Fund (14), 2004 – Present Madison Covered Call & Equity Strategy Fund, 2017 – Present
Carrie J. Thome 53	Trustee, 2017- 2032	NVNG Investment Advisors, LLC, Madison, WI, Managing Director, 2019 - Present Wisconsin Alumni Research Foundation, Madison, WI, Chief Investment Officer, 2007 – 2019	28	Ultra Series Fund (14), 2017 - Present

[1]	A Trustee must retire at the end of the calendar year in which the first of the following two events occurs: (1) they attain the age of seventy-six (76), or (2) they have served on the Board for a total of fifteen (15) years, subject in the latter case to extension by unanimous vote of the remaining Trustees on an annual basis. The fifteen (15) year term limitation shall commence on the later of April 19, 2013 or the date of the Trustee’s initial election or appointment as a trustee. Board terms end on December 31 of the year noted.

[2]	As of the date of this report, the fund complex consists of Madison Funds with 14 portfolios, the Ultra Series Fund with 14 portfolios and the Madison Covered Call & Equity Strategy Fund (closed end fund), for a grand total of 29 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the preceding tables have the meaning disclosed in this paragraph.

SEC File Number: 811-08261

79

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the Madison Funds Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In August 2021, Richard Struthers, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to serve as the Trust’s audit committee financial expert among the four independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended October 31, 2021 and 2020, respectively were $198,000 ($416,000 including the Ultra Series Fund and the Madison Covered Call & Equity Strategy Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $212,030 ($430,030 including the Affiliated Funds).

(b) Audit-Related Fees.   For the fiscal years ended October 31, 2021 and October 31, 2020, the aggregate fees for professional services rendered by Deloitte & Touche for assurance and related services by such firm that were reasonably related to the performance of the audit of the Trust's annual financial statements other than those referenced in paragraph (a) above, totaled $0 and $12,500, respectively.

(c) Tax-Fees. The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

For the fiscal years ended October 31, 2021 and October 31, 2020, the aggregate fees paid (or to be paid) for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning are approximately $42,336 ($79,706 including the Affiliated Funds) and $59,259 ($95,715 including the Affiliated Funds), respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC, Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613 and appropriate State tax returns.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) None.

(g) None.

(h) None.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings. There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of ethics - See Item 2.

(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act. – Filed herewith.

(3) Not applicable.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act. - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Funds

/s/ Steve J. Fredricks
Steve J. Fredricks, Chief Legal Officer & Chief Compliance Officer

Date: December 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Patrick F. Ryan
Patrick F. Ryan, Principal Executive Officer

Date: December 29, 2021

/s/ Greg D. Hoppe
Greg D. Hoppe, Principal Financial Officer & Principal Accounting Officer

Date: December 29, 2021